UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: January 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

NUVEEN INVESTMENTS MUTUAL FUNDS

Semi-Annual Report dated January 31, 2008	For investors seeking long-term capital appreciation.

Nuveen Investments

Equity Funds

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Growth Fund

Nuveen Santa Barbara Growth Opportunities Fund

Nuveen Rittenhouse Growth Fund

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“But one thing we do know is that a well-balanced portfolio can provide diversification that can reduce overall investment risk.”

Dear Shareholder,

As we begin a new year, no one knows for certain what the future will bring. But one thing we do know is that a well-balanced portfolio can provide diversification that can reduce overall investment risk. To learn more about the potential benefits of portfolio diversification, we encourage you to consult a trusted financial advisor. He or she should be able to help you understand how an investment like your Nuveen Fund can be an important building block in a portfolio crafted to perform well through a variety of market conditions.

Detailed information on your Fund’s performance can be found in the Portfolio Managers’ Comments and Fund Spotlight sections of this report. The Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Growth Fund and Nuveen Santa Barbara Growth Opportunities Fund feature portfolio management by Santa Barbara Asset Management, while the Nuveen Rittenhouse Growth Fund is managed by Rittenhouse Asset Management, Inc. I urge you to take the time to read the Portfolio Managers’ Comments.

I also wanted to update you on some important news about Nuveen Investments. The firm recently was acquired by a group led by Madison Dearborn Partners, LLC. While this affected the corporate structure of Nuveen Investments, it has no impact on the investment objectives or portfolio management strategies of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

March 14, 2008

Semi-Annual Report    Page 1

Portfolio Managers’ Comments

The Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Growth Fund and Nuveen Santa Barbara Growth Opportunities Fund feature management by Santa Barbara Asset Management, while the Nuveen Rittenhouse Growth Fund is managed by Rittenhouse Asset Management, Inc. Santa Barbara and Rittenhouse are both affiliates of Nuveen Investments, Inc. We recently spoke with James Boothe, CFA, portfolio manager for the Nuveen Santa Barbara Dividend Growth Fund; Michael Mayfield, co-portfolio manager with James Boothe, CFA, George Tharakan, CFA and Britton Smith, CFA for the Nuveen Santa Barbara Growth Fund; George Tharakan, CFA, portfolio manager of the Nuveen Santa Barbara Growth Opportunities Fund and Robert Norton, co-portfolio manager with James Jolinger, Daniel Roarty, CFA and Nancy Crouse, CFA of the Nuveen Rittenhouse Growth Fund, about the key investment strategies and performance of the Funds for the six-month period ended January 31, 2008.

How did the Funds perform during the six-month period ended January 31, 2008?

The table on page three provides performance information for the four Funds (Class A shares at net asset value) for the six-month, one-year, five-year and since inception periods ended January 31, 2008. The table also compares the Funds’ performance to appropriate benchmarks. A more detailed account of each Funds’ relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Santa Barbara Dividend Growth Fund

Class A shares at net asset value for the Nuveen Santa Barbara Dividend Growth Fund posted a positive return and outperformed both of its comparative indexes, which had negative returns, for the six-month period ended January 31, 2008. The primary factor in the Fund’s outperformance was that we managed to navigate well the turmoil that occurred in the financial sector. We also had a low weighting in consumer stocks that were hurt by an economy potentially on the edge of recession. Moreover, good selection was rewarded as several stocks had positive returns during the market correction. Our utilities stocks also performed well during the market decline.

Our strategy did not change during the period as we continued to seek companies offering the potential for consistent dividend growth. Our “roll up your sleeves” approach to stock research directed us to reduce financial stocks when we believed dividend payments were at risk, and it also led us to hold some financial stocks that rebounded later in the reporting period. We were cautious on financial stocks with exposure to sub-prime lending and CDOs. For that reason, we were more comfortable with regional banks that were less exposed to these credit issues. We continued to favor stocks with accelerating dividend growth. The best performing stocks were: Hudson City Bancorp, Fidelity National Title Group, and New York Community Bancorp. Citicorp and Washington Mutual detracted from performance, but we mitigated losses by selling these shares before the dividends were cut. Paychex also disappointed as the payroll processor cut its fiscal 2008 profit outlook.

Nuveen Santa Barbara Growth Fund

The Nuveen Santa Barbara Growth Fund Class A shares at net asset value outperformed its Lipper Peer Group Index and underperformed its benchmark index during the six-month reporting period ending January 31, 2008. Most of the underperformance can be attributed to sector selection. Some key sectors, which have little

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Semi-Annual Report    Page 2

Class A Shares

Average Annual Total Returns as of 1/31/08

		Average Annual
	Cumulative 6-Month	1-Year	5-Year	10-Year	Since inception*
Nuveen Santa Barbara Dividend Growth Fund
A Shares at NAV	3.48%	8.25%	NA	NA	13.31%
A Shares at Offer	-2.47%	2.01%	NA	NA	9.74%
Lipper Equity Income Funds Index[1]	-4.90%	-3.01%	NA	NA	11.06%
S&P 500 Index[2]	-4.32%	-2.31%	NA	NA	10.36%

Nuveen Santa Barbara Growth Fund
A Shares at NAV	-3.46%	-0.92%	NA	NA	0.94%
A Shares at Offer	-9.03%	-6.61%	NA	NA	-2.24%
Lipper Multi-Cap Core Funds Index[3]	-5.09%	-2.12%	NA	NA	8.98%
Russell 1000 Growth Index[4]	-3.15%	0.51%	NA	NA	9.68%

Nuveen Santa Barbara Growth Opportunities Fund
A Shares at NAV	-9.87%	-7.89%	NA	NA	1.11%
A Shares at Offer	-15.05%	-13.18%	NA	NA	-2.08%
Lipper Mid-Cap Core Funds Index[5]	-6.48%	-3.05%	NA	NA	6.06%
Russell 2500 Growth Index[6]	-7.07%	-7.32%	NA	NA	0.88%

Nuveen Rittenhouse Growth Fund
A Shares at NAV	-4.11%	-0.95%	6.99%	1.17%	1.38%
A Shares at Offer	-9.63%	-6.65%	5.72%	0.57%	0.78%
Lipper Large-Cap Growth Funds Index[7]	-1.09%	2.49%	10.59%	2.53%	2.69%
Russell 1000 Growth Index[4]	-3.15%	0.51%	10.84%	2.69%	2.96%
Russell Top 200 Growth Index[8]	-2.02%	1.35%	9.33%	1.67%	2.11%

* Since inception returns for the Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Growth Fund and Nuveen Santa Barbara Growth Opportunities Fund are as of 3/28/2006 and for the Nuveen Rittenhouse Growth Fund are as of 12/31/1997.

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	The Lipper Equity Income Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Equity Income Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

6	The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

7	The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

8	The Russell Top 200 Growth Index measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Semi-Annual Report    Page 3

representation in our portfolio, were remarkably strong. Additionally, a concentrated narrowed list of companies drove a disproportionate amount of the index returns, during the period, with many performing well based on forward expectations. While several momentum companies were rewarded, we have historically shied away from hyper-growth, high flying technology stocks. As an alternative, we have elected to hold businesses that consistently grow their profits over time and garner more attractive valuations. By sticking to our philosophy we were rewarded in the last month of the reporting period. As the markets experienced some volatility, the Santa Barbara Growth Fund was able to provide downside protection as many of the momentum stocks that drove performance early in the period had a difficult month in January.

The Fund added a number of new positions across a wide range of sectors. We continued to increase our exposure to the industrials sector with the addition of ITT Industries. We found the company attractive due to its long term growth prospects and its balanced portfolio of businesses. Over the last few years, ITT’s growth has been driven by its niche defense business, consisting of surveillance, navigation and communication products. These are key priorities in the current defense environment. Looking to the future, the company’s fluid technology segment provides attractive growth opportunities as it currently has a strong competitive position in most of its markets. We also maintained a significant exposure in the industrials, information technology and health care sectors. We continued to monitor our financial names and reduced our exposure to the consumer discretionary sector.

From a sector standpoint, our overweight position and strong stock selection in health care continued to have a positive impact on performance. On a relative basis, this was the best performing sector in the portfolio. Several companies that we owned within the sector posted solid returns. Express Scripts was a particular highlight; this company has benefited from the migration in the pharmaceutical industry to generic drugs. Another stock that had a large contribution to performance was Varian. The stock price rebounded nicely after the company reported strong international orders in its oncology products. Gilead, a recent addition to the portfolio, announced that it had received approval in the European Union for its HIV drug, Atripla. An overweight and outperforming position in the industrial sector helped relative performance. Jacobs Engineering was one of the bright spots in the sector. The company continues to indirectly benefit from high oil prices, and margins have started to improve for the first time in ten years.

In the technology sector, negative stock selection had an adverse impact on performance. While the portfolio had several technology stocks that did not perform well, it was the lack of exposure to the mega cap technology names in the Russell 1000 Growth Index that was the largest detractor to stock selection. Symantec struggled as a large portion of the company’s revenues were tied to the U.S. consumer (i.e., anti-virus software). The company could continue to face severe headwinds due to its exposure to the U.S. We recently sold our position in the stock. The portfolio’s consumer discretionary holdings had a negative impact on performance as well. We continued to reduce our exposure to the sector as we eliminated our position in Chico’s. The company’s fundamentals have deteriorated as merchandise missteps, promotional activity and economic headwinds have created a difficult retail environment. The best performing sectors in the Russell 1000 Growth Index over the six months were materials and utilities, which the Fund had underweighted. The biggest detractor in the industrial sector was FedEx. The company has experienced a decline in freight and express volumes as the majority of the company’s revenues are based in the U.S.

Furthermore, higher crude oil prices have begun to impact margins. We recently divested our position in this stock. The portfolio was not immune to the uncertainty that continues to loom in the financial sector. Bank of America and Wells Fargo contributed to underperformance in the sector as

Semi-Annual Report    Page 4

fears that the sub-prime woes had spread to credit defaults in general. Bank of America has been sold from the portfolio.

Nuveen Santa Barbara Growth Opportunities Fund

Class A shares at net asset value for the Nuveen Santa Barbara Growth Opportunities Fund underperformed both of its comparative indexes for the six-month period ended January 31, 2008. The portfolio’s absolute performance was hurt by our overweight position in the consumer discretionary sector, as investors moved away from the space due to the anticipated slowdown in consumer spending.

The Fund’s underperformance was also partially due to our underweight position in the volatile energy and utility sectors, which have experienced erratic return patterns and steep valuations. Additionally, poor returns from the financial sector also contributed to the portfolio’s underperformance. The portfolio benefited from our stock selection in the industrials sector, as global demand for natural resources remained strong.

The Fund maintained significant exposure in the consumer discretionary and information technology sectors, and maintained underweight positions in the industrials and health care sectors. However, due to the looming economic slowdown in the U.S., we re-weighted sector allocations and altered specific stock selections and we now have the smallest allocation to the consumer discretionary sector. We increased our weighting in the materials and industrial sectors to try to benefit from the strong demand for natural resources, while we continued to maintain an underweight position in the energy and utility sectors. Furthermore, we remained highly selective with investments in the financial sector given the ongoing U.S. economic concerns.

The best performing stocks were Express Scripts, Apollo Group and BEA Systems. Express Scripts benefited from continued strong demand for its prescription services, resulting in continued revenue and earnings growth. We continue to own shares of Express Scripts. BEA Systems appreciated due to the announced acquisition by Oracle. We have since sold our position in BEA Systems. Apollo Group share price met our target since our purchase of the shares a year ago. We have since sold our position in Apollo Group over concerns of an economic slowdown.

The worst performing stocks were Palm, Embarq Corp., and Lee Enterprises. Palm shares have yet to reflect what we believed should have been positive performance following the hiring of key designers of the iPod to join Palm. Embarq continues to benefit from strong telecom fundamentals, but the shares pulled back recently from historically high valuation levels. Lee Enterprises faltered as weak industry fundamentals and ad revenues impacted results. We have sold Lee but continue to own the other two holdings.

Nuveen Rittenhouse Growth Fund

The Nuveen Rittenhouse Growth Fund Class A shares at net asset value underperformed both of its comparative indexes during the six-month reporting period ending January 31, 2008. Performance during the reporting period and especially the 4th quarter of 2007 was dominated by momentum oriented stocks. In particular a handful of large, more speculative growth stocks, such as Google, Apple, Monsanto and Research In Motion Ltd. made significant contributions to the performance of the benchmark accounting for a majority of the return. While some of the more aggressive competitors in the large-cap growth peer group owned these issues, we did not participate as they either failed to meet our quality characteristics or we believed their growth expectation were excessive. Overall stock selection was a slight negative and sector allocation proved to be slightly more of a detractor from performance. While our focus is generally on the bottom-up fundamental evaluation of individual companies, there were several themes which influenced our activity. As the liquidity crisis intensified, companies with less leverage tended to be favored over those with more. While this generally favored our higher quality

Semi-Annual Report    Page 5

portfolio, we experienced some negative impacts in the more levered financial sector. While we expect this trend to continue, we are carefully monitoring the credit markets for any indication of improvements in liquidity. The portfolio benefited from its foreign exposure as we saw better economic and profit growth outside the U.S.

We found quality growth opportunities to be plentiful in several areas of the market. In health care and technology, we were generally rewarded, while we may have prematurely committed to financials and consumer discretionary anticipating less economic fallout than actually occurred as a result of the housing and credit issues which have impacted the markets. We pared back the weights in these two sectors looking for clarity in the economic backdrop. We underweighted the materials and energy sector as we believed the growth in these more commodity, cyclical sector was not sustainable.

Microsoft was a significant position in the portfolio over the period and performed well as a number of business units exhibited strong growth. The company saw good results in the core operating and desktop applications business and also began to see results in the gaming unit. We still hold the stock.

State Street was a standout performer in the otherwise poor performing financial sector. Better than anticipated results in the core custody business and a rebound from excessively pessimistic valuations drove the performance. We still hold the stock, but at reduced weight.

McGraw Hill suffered as the ripple effect of the crisis in the credit markets began to impact their financial ratings business. As new issuance of credit products declined precipitously, investors inferred a dramatic decline in the revenues and profits. We believe the company currently represents an attractive opportunity and have recently added to the position.

Citigroup has come to represent the epicenter of the credit crunch as it has seen significant write downs, a change in leadership and several failed attempts to rectify their liquidity issues. Currently, we feel the company represents value, but it needs to present investors with a compelling strategy for generating shareholder value going forward.

Semi-Annual Report    Page 6

Fund Spotlight as of 1/31/08 Nuveen Santa Barbara Dividend Growth Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$24.24	$24.23	$24.22	$24.25
Latest Capital Gain Distribution[1]	$0.0685	$0.0685	$0.0685	$0.0685
Latest Ordinary Income Distribution[2]	$0.2082	$0.1611	$0.1610	$0.2239
Inception Date	3/28/06	3/28/06	3/28/06	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 1/31/08

A Shares	NAV	Offer
1-Year	8.25%	2.01%
Since Inception	13.31%	9.74%

B Shares	w/o CDSC	w/CDSC
1-Year	7.51%	3.51%
Since Inception	12.51%	10.53%

C Shares	NAV
1-Year	7.46%
Since Inception	12.48%

R Shares	NAV
1-Year	8.52%
Since Inception	13.59%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	4.61%	1.10%	7/31/07
Class B	5.78%	1.85%	7/31/07
Class C	5.34%	1.85%	7/31/07
Class R	4.14%	0.85%	7/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009, and a custodian fee credit whereby certain fees and expenses are reduced by credits earned of the Fund’s cash on deposit with the bank. Absent the waiver, reimbursement and credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 12/31/07

A Shares	NAV	Offer
1-Year	11.36%	4.97%
Since Inception	14.66%	10.87%

B Shares	w/o CDSC	w/CDSC
1-Year	10.60%	6.60%
Since Inception	13.83%	11.77%

C Shares	NAV
1-Year	10.55%
Since Inception	13.81%

R Shares	NAV
1-Year	11.64%
Since Inception	14.93%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$8,492
Number of Common Stocks	33

Top Five Common Stock Holdings[3]
Fidelity National Title Group Inc, Class A.	4.0%
Hudson City Bancorp, Inc.	3.4%
Nokia Oyj, Sponsored ADR	3.4%
QUALCOMM Inc.	3.3%
New York Community Bancorp, Inc.	3.3%

1	Paid December 17, 2007.
2	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007, and ordinary income paid on December 31, 2007.
3	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Semi-Annual Report    Page 7

Fund Spotlight as of 1/31/08 Nuveen Santa Barbara Dividend Growth Fund

Industries[1]
Commercial Banks	9.0%
Electric Utilities	8.8%
Oil, Gas & Consumable Fuels	8.2%
Insurance	6.8%
Thrifts & Mortgage Finance	6.8%
Communications Equipment	6.7%
Pharmaceuticals	5.8%
Tobacco	5.6%
Diversified Telecommunication Services	5.4%
Metals & Mining	3.3%
Semiconductors & Equipment	3.2%
Electrical Equipment	3.2%
Machinery	3.1%
Aerospace & Defense	3.1%
Hotels, Restaurants & Leisure	3.1%
IT Services	3.1%
Other	14.8%

1	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (8/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/08)	$1,034.80	$1,031.00	$1,031.00	$1,036.10	$1,019.41	$1,015.63	$1,015.63	$1,020.67
Expenses Incurred During Period	$5.90	$9.73	$9.73	$4.62	$5.85	$9.65	$9.65	$4.58

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.15%, 1.90%, 1.90% and .90% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 8

Fund Spotlight as of 1/31/08 Nuveen Santa Barbara Growth Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$20.30	$20.03	$20.02	$20.38
Latest Capital Gain Distribution[1]	$0.0021	$0.0021	$0.0021	$0.0021
Latest Ordinary Income Distribution[2]	$0.0494	$0.0494	$0.0494	$0.0494
Inception Date	3/28/06	3/28/06	3/28/06	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 1/31/08

A Shares	NAV	Offer
1-Year	-0.92%	-6.61%
Since Inception	0.94%	-2.24%

B Shares	w/o CDSC	w/CDSC
1-Year	-1.61%	-5.54%
Since Inception	0.22%	-1.96%

C Shares	NAV
1-Year	-1.66%
Since Inception	0.19%

R Shares	NAV
1-Year	-0.68%
Since Inception	1.20%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	3.48%	1.15%	7/31/07
Class B	4.90%	1.89%	7/31/07
Class C	4.15%	1.91%	7/31/07
Class R	3.79%	0.89%	7/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009, and a custodian fee credit whereby certain fees and expenses are reduced by credits earned of the Fund’s cash on deposit with the bank. Absent the waiver, reimbursement and credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 12/31/07

A Shares	NAV	Offer
1-Year	3.86%	-2.13%
Since Inception	2.95%	-0.45%

B Shares	w/o CDSC	w/CDSC
1-Year	3.09%	-0.91%
Since Inception	2.20%	-0.05%

C Shares	NAV
1-Year	3.09%
Since Inception	2.20%

R Shares	NAV
1-Year	4.10%
Since Inception	3.21%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$8,538
Number of Common Stocks	42

Top Five Common Stock Holdings[3]
QUALCOMM Inc.	3.2%
Raytheon Company	3.1%
Stanley Works	3.0%
Quest Diagnostics Incorporated	2.9%
XTO Energy, Inc.	2.8%

1	Paid December 17, 2007.

2	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007.

3	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Semi-Annual Report    Page 9

Fund Spotlight as of 1/31/08 Nuveen Santa Barbara Growth Fund

Industries[1]
Health Care Equipment & Supplies	11.5%
IT Services	9.6%
Machinery	7.2%
Aerospace & Defense	5.6%
Health Care Providers & Services	5.4%
Commercial Services & Supplies	5.0%
Communications Equipment	4.1%
Media	4.1%
Household Durables	3.0%
Insurance	2.8%
Office Electronics	2.8%
Oil, Gas & Consumable Fuels	2.8%
Biotechnology	2.5%
Construction & Engineering	2.5%
Pharmaceuticals	2.4%
Air Freight & Logistics	2.2%
Software	2.2%
Capital Markets	2.2%
Food & Staples Retailing	2.1%
Short-Term Investments	6.3%
Other	13.7%

1	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (8/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/08)	$965.40	$961.70	$961.70	$966.40	$1,019.06	$1,015.27	$1,015.27	$1,020.32
Expenses Incurred During Period	$6.04	$9.74	$9.74	$4.81	$6.21	$10.01	$10.01	$4.94

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.22%, 1.97%, 1.97% and .97% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 10

Fund Spotlight as of 1/31/08 Nuveen Santa Barbara Growth Opportunities Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$18.60	$18.32	$18.32	$18.64
Latest Capital Gain Distribution[1]	$0.6530	$0.6530	$0.6530	$0.6530
Latest Ordinary Income Distribution[2]	$0.9303	$0.9303	$0.9303	$0.9509
Inception Date	3/28/06	3/28/06	3/28/06	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 1/31/08

A Shares	NAV	Offer
1-Year	-7.89%	-13.18%
Since Inception	1.11%	-2.08%

B Shares	w/o CDSC	w/CDSC
1-Year	-8.59%	-11.97%
Since Inception	0.35%	-1.65%

C Shares	NAV
1-Year	-8.59%
Since Inception	0.35%

R Shares	NAV
1-Year	-7.70%
Since Inception	1.34%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	6.34%	1.30%	7/31/07
Class B	7.08%	2.05%	7/31/07
Class C	7.08%	2.05%	7/31/07
Class R	6.09%	1.04%	7/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009, and a custodian fee credit whereby certain fees and expenses are reduced by credits earned of the Fund’s cash on deposit with the bank. Absent the waiver, reimbursement and credit, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 12/31/07

A Shares	NAV	Offer
1-Year	3.93%	-2.06%
Since Inception	5.77%	2.28%

B Shares	w/o CDSC	w/CDSC
1-Year	3.13%	-0.68%
Since Inception	4.97%	2.79%

C Shares	NAV
1-Year	3.13%
Since Inception	4.97%

R Shares	NAV
1-Year	4.17%
Since Inception	6.05%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$1,286
Number of Common Stocks	46

Top Five Common Stock Holdings[3]
Skywest Inc.	3.5%
Stanley Works	3.4%
Embarq Corporation	3.4%
infoUSA Inc.	3.4%
Corporate Executive Board Company	3.4%

1	Paid December 17, 2007.

2	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007, and ordinary income paid on December 31, 2007, if any.

3	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Semi-Annual Report    Page 11

Fund Spotlight as of 1/31/08 Nuveen Santa Barbara Growth Opportunities Fund

Industries[1]
Chemicals	10.3%
Household Durables	8.3%
Health Care Providers & Services	7.6%
Commercial Services & Supplies	5.5%
IT Services	5.4%
Pharmaceuticals	5.0%
Computers & Peripherals	4.9%
Semiconductors & Equipment	4.7%
Internet Software & Services	4.6%
Construction & Engineering	4.5%
Airlines	3.5%
Diversified Telecommunication Services	3.4%
Metals & Mining	3.4%
Road & Rail	3.3%
Auto Components	3.3%
Media	3.3%
Capital Markets	3.2%
Specialty Retail	2.6%
Aerospace & Defense	2.3%
Other	10.9%

1	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (8/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/08)	$901.30	$897.60	$897.60	$902.00	$1,019.11	$1,015.32	$1,015.32	$1,020.32
Expenses Incurred During Period	$5.80	$9.37	$9.37	$4.65	$6.16	$9.96	$9.96	$4.94

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.21%, 1.96%, 1.96% and .97% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 12

Fund Spotlight as of 1/31/08 Nuveen Rittenhouse Growth Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$22.89	$21.21	$21.24	$23.45
Inception Date	12/31/97	12/31/97	12/31/97	12/31/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 1/31/08

A Shares	NAV	Offer
1-Year	-0.95%	-6.65%
5-Year	6.99%	5.72%
10-Year	1.17%	0.57%

B Shares	w/o CDSC	w/CDSC
1-Year	-1.71%	-5.65%
5-Year	6.18%	6.03%
10-Year	0.57%	0.57%

C Shares	NAV
1-Year	-1.76%
5-Year	6.18%
10-Year	0.41%

R Shares	NAV
1-Year	-0.76%
5-Year	7.24%
10-Year	1.41%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.50%	1.45%	7/31/07
Class B	2.26%	2.20%	7/31/07
Class C	2.26%	2.21%	7/31/07
Class R	1.25%	1.20%	7/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2008. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and the total returns would be less.

Average Annual Total Returns as of 12/31/07

A Shares	NAV	Offer
1-Year	7.33%	1.16%
5-Year	7.89%	6.62%
10-Year	2.06%	1.46%

B Shares	w/o CDSC	w/CDSC
1-Year	6.53%	2.53%
5-Year	7.08%	6.92%
10-Year	1.46%	1.46%

C Shares	NAV
1-Year	6.52%
5-Year	7.08%
10-Year	1.31%

R Shares	NAV
1-Year	7.60%
5-Year	8.16%
10-Year	2.31%

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	$104,133
Number of Common Stocks	55
Top Five Common Stock Holdings[1]
Microsoft Corp	4.8%
Cisco Systems, Inc.	3.5%
General Electric Company	3.3%
American International Group, Inc.	3.0%
Procter & Gamble Company	2.8%

1	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Semi-Annual Report    Page 13

Fund Spotlight as of 1/31/08 Nuveen Rittenhouse Growth Fund

Industries[1]
Software	8.3%
Pharmaceuticals	8.2%
Communications Equipment	6.7%
Media	6.6%
Capital Markets	6.3%
Health Care Equipment & Supplies	5.5%
Computers & Peripherals	5.3%
Aerospace & Defense	4.3%
Semiconductors & Equipment	4.2%
Biotechnology	3.7%
Food & Staples Retailing	3.6%
Industrial Conglomerates	3.3%
Electrical Equipment	3.2%
Energy Equipment & Services	3.0%
Insurance	3.0%
Household Products	2.8%
Specialty Retail	2.5%
Oil, Gas & Consumable Fuels	2.4%
Textiles, Apparel & Luxury Goods	2.1%
Short-Term Investments	2.6%
Other	12.4%

1	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (8/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/08)	$958.90	$955.40	$955.00	$959.90	$1,017.90	$1,014.12	$1,014.12	$1,019.16
Expenses Incurred During Period	$7.16	$10.84	$10.84	$5.93	$7.37	$11.17	$11.17	$6.11

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.45%, 2.20%, 2.20% and 1.20% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 14

Shareholder

Meeting Report

The special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007; the meeting for Nuveen Santa Barbara Growth Fund and Nuveen Rittenhouse Growth Fund was subsequently adjourned to October 22, 2007.

	Nuveen Santa Barbara Dividend Growth Fund	Nuveen Santa Barbara Growth Fund	Nuveen Santa Barbara Growth Opportunities Fund	Nuveen Rittenhouse Growth Fund
To approve a new investment management agreement:
For	61,834	157,814	50,000	1,975,317
Against	740	—	—	52,685
Abstain	—	1,232	—	73,631
Broker Non-Votes	18,287	12,553	—	808,548
Total	80,861	171,599	50,000	2,910,181

To approve a new sub-advisory agreement between Nuveen Asset Management and Santa Barbara Asset Management, LLC.:
For	61,834	157,814	50,000	—
Against	740	—	—	—
Abstain	—	1,232	—	—
Broker Non-Votes	18,287	12,553	—	—
Total	80,861	171,599	50,000	—

To approve a new sub-advisory agreement between Nuveen Asset Management and Rittenhouse Asset Management, Inc.:
For	—	—	—	1,973,109
Against	—	—	—	56,104
Abstain	—	—	—	72,420
Broker Non-Votes	—	—	—	808,548
Total	—	—	—	2,910,181
Approval of the Board Members was reached as follows:
Robert P. Bremner
For	80,121	171,599	50,000	2,850,268
Withhold	740	—	—	59,913
Total	80,861	171,599	50,000	2,910,181

Jack B. Evans
For	80,121	171,599	50,000	2,851,115
Withhold	740	—	—	59,066
Total	80,861	171,599	50,000	2,910,181

15

	Nuveen Santa Barbara Dividend Growth Fund	Nuveen Santa Barbara Growth Fund	Nuveen Santa Barbara Growth Opportunities Fund	Nuveen Rittenhouse Growth Fund
William C. Hunter
For	80,121	171,599	50,000	2,850,499
Withhold	740	—	—	59,682
Total	80,861	171,599	50,000	2,910,181

David J. Kundert
For	80,121	171,599	50,000	2,850,959
Withhold	740	—	—	59,222
Total	80,861	171,599	50,000	2,910,181

William J. Schneider
For	80,121	171,599	50,000	2,850,959
Withhold	740	—	—	59,222
Total	80,861	171,599	50,000	2,910,181

Timothy R. Schwertfeger
For	80,121	171,599	50,000	2,850,959
Withhold	740	—	—	59,222
Total	80,861	171,599	50,000	2,910,181

Judith M. Stockdale
For	80,121	171,599	50,000	2,849,438
Withhold	740	—	—	60,743
Total	80,861	171,599	50,000	2,910,181

Carole E. Stone
For	80,121	171,599	50,000	2,850,296
Withhold	740	—	—	59,885
Total	80,861	171,599	50,000	2,910,181

To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the current fiscal year:
For	80,121	170,072	50,000	2,834,906
Against	740	—	—	28,983
Abstain	—	1,527	—	46,292
Total	80,861	171,599	50,000	2,910,181

16

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Dividend Growth Fund

January 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 96.7%

	Aerospace & Defense – 3.0%

3,895	Raytheon Company	$253,720
	Beverages – 2.9%

4,100	Coca-Cola Company	242,597
	Commercial Banks – 8.7%

5,360	Bank of America Corporation	237,716

4,915	Cullen/Frost Bankers, Inc.	267,573

6,995	U.S. Bancorp	237,480
	Total Commercial Banks	742,769

	Commercial Services & Supplies – 2.8%

7,330	Waste Management, Inc.	237,785
	Communications Equipment – 6.5%

7,520	Nokia Oyj, Sponsored ADR	277,864

6,480	QUALCOMM Inc.	274,882
	Total Communications Equipment	552,746

	Diversified Telecommunication Services – 5.2%

6,355	AT&T Inc.	244,604

2,250	Telefonica SA	197,550
	Total Diversified Telecommunication Services	442,154

	Electric Utilities – 8.5%

3,165	Exelon Corporation	241,141

3,805	FPL Group, Inc.	245,346

4,855	PPL Corporation	237,507
	Total Electric Utilities	723,994

	Electrical Equipment – 3.0%

5,105	Emerson Electric Co.	259,538
	Health Care Equipment & Supplies – 2.9%

2,825	Becton, Dickinson and Company	244,447
	Hotels, Restaurants & Leisure – 3.0%

7,420	YUM! Brands, Inc.	253,467
	Industrial Conglomerates – 2.8%

6,800	General Electric Company	240,788
	Insurance – 6.6%

16,873	Fidelity National Title Group Inc., Class A	332,229

6,000	Manulife Financial Corporation	225,480
	Total Insurance	557,709

	IT Services – 3.0%

7,675	Paychex, Inc.	251,126
	Machinery – 3.0%

5,438	PACCAR Inc.	255,128
	Media – 2.9%

17,990	Pearson Public Limited Company	249,701
	Metals & Mining – 3.2%

2,865	Southern Copper Corporation	268,852

17

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Dividend Growth Fund (continued)

January 31, 2008

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 8.0%

2,550	Chevron Corporation	$215,475

4,820	Equitable Resources Inc.	268,715

2,680	Royal Dutch Shell PLC, Class A	191,379
	Total Oil, Gas & Consumable Fuels	675,569

	Pharmaceuticals – 5.6%

4,310	Abbott Laboratories	242,653

4,495	Eli Lilly and Company	231,582
	Total Pharmaceuticals	474,235

	Semiconductors & Equipment – 3.1%

8,350	Microchip Technology Incorporated	266,449
	Thrifts & Mortgage Finance – 6.6%

17,210	Hudson City Bancorp, Inc.	281,900

14,795	New York Community Bancorp, Inc.	274,447
	Total Thrifts & Mortgage Finance	556,347

	Tobacco – 5.4%

3,030	Altria Group, Inc.	229,735

2,815	Loews Corp – Carolina Group	231,196
	Total Tobacco	460,931

	Total Investments (cost $7,986,147) – 96.7%	8,210,052

	Other Assets Less Liabilities – 3.3%	281,621

	Net Assets – 100%	$8,491,673

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

18

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Growth Fund

January 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 95.2%

	Aerospace & Defense – 5.7%

4,150	Raytheon Company	$270,331

2,955	United Technologies Corporation	216,927
	Total Aerospace & Defense	487,258

	Air Freight & Logistics – 2.3%

4,105	Expeditors International of Washington Inc.	194,125
	Biotechnology – 2.6%

4,830	Gilead Sciences, Inc., (2)	220,683
	Capital Markets – 2.2%

2,600	Legg Mason, Inc.	187,200
	Commercial Banks – 1.7%

4,320	Wells Fargo & Company	146,923
	Commercial Services & Supplies – 5.0%

5,945	Cintas Corporation	195,115

7,225	Waste Management, Inc.	234,379
	Total Commercial Services & Supplies	429,494

	Communications Equipment – 4.2%

7,025	Motorola, Inc.	80,998

6,550	QUALCOMM Inc.	277,851
	Total Communications Equipment	358,849

	Construction & Engineering – 2.6%

2,860	Jacobs Engineering Group Inc., (2)	218,618
	Diversified Financial Services – 2.1%

7,965	Western Union Company	178,416
	Energy Equipment & Services – 1.8%

2,030	Schlumberger Limited	153,184
	Food & Staples Retailing – 2.2%

6,360	Sysco Corporation	184,758
	Food Products – 0.6%

400	Bunge Limited, (2)	47,388
	Health Care Equipment & Supplies – 11.7%

1,295	Alcon Inc.	183,890

2,170	C. R. Bard, Inc.	209,557

6,915	Patterson Companies Inc., (2)	221,557

2,455	Stryker Corporation	164,411

4,255	Varian Medical Systems, Inc., (2)	221,217
	Total Health Care Equipment & Supplies	1,000,632

	Health Care Providers & Services – 5.5%

3,180	Express Scripts, Inc., (2)	214,618

5,135	Quest Diagnostics Incorporated	253,258
	Total Health Care Providers & Services	467,876

19

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Growth Fund (continued)

January 31, 2008

Shares	Description (1)	Value

	Household Durables – 3.0%

5,045	Stanley Works	$259,111
	Household Products – 0.9%

1,200	Procter & Gamble Company	79,140
	Insurance – 2.8%

3,950	AFLAC Incorporated	242,254
	Internet & Catalog Retail – 2.2%

7,085	IAC/InterActiveCorp., (2)	183,785
	IT Services – 9.7%

6,640	Accenture Limited	229,877

4,375	Affiliated Computer Services Inc., (2)	213,281

4,815	Automatic Data Processing, Inc.	195,345

5,845	Paychex, Inc.	191,248
	Total IT Services	829,751

	Machinery – 7.3%

4,190	Illinois Tool Works Inc.	211,176

3,000	ITT Industries Inc.	178,290

3,490	Parker Hannifin Corporation	235,959
	Total Machinery	625,425

	Media – 4.1%

3,780	McGraw-Hill Companies, Inc.	161,633

4,210	Omnicom Group Inc.	191,008
	Total Media	352,641

	Metals & Mining – 1.6%

1,300	United States Steel Corporation	132,743
	Office Electronics – 2.8%

15,670	Xerox Corporation	241,318
	Oil, Gas & Consumable Fuels – 2.9%

4,728	XTO Energy, Inc.	245,572
	Pharmaceuticals – 2.4%

3,090	Allergan, Inc.	207,617
	Semiconductors & Equipment – 2.1%

8,280	Intel Corporation	175,536
	Software – 2.2%

6,120	Intuit Inc., (2)	187,823
	Textiles, Apparel & Luxury Goods – 1.0%

1,400	Nike, Inc., Class B	86,464
	Total Common Stocks (cost $8,093,936)	8,124,584

20

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 6.4%

$549	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/08, repurchasing price $548,820, collateralized by $440,000 U.S. Treasury Notes, 6.250%, due 5/15/30, value $564,850	1.550%	2/01/08	$548,796
	Total Short-Term Investments (cost $548,796)			548,796

	Total Investments (cost $8,642,732) – 101.6%			8,673,380

	Other Assets Less Liabilities – (1.6)%			(135,455)

	Net Assets – 100%			$8,537,925

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

21

Portfolio of Investments (Unaudited)

Nuveen Santa Barbara Growth Opportunities Fund

January 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 92.8%

	Aerospace & Defense – 2.2%
1,200	Orbital Sciences Corporation, (2)	$27,960
	Airlines – 3.2%

1,600	Skywest Inc.	41,632
	Auto Components – 3.1%
500	Magna International Inc., Class A	39,365
	Capital Markets – 3.0%

300	Affiliated Managers Group Inc., (2)	29,493

100	GFI Group, Inc., (2)	8,821
	Total Capital Markets	38,314

	Chemicals – 9.6%

200	CF Industries Holdings, Inc.	21,386

1,400	Ferro Corporation	24,752

600	H.B. Fuller Company	12,456

700	Lubrizol Corporation	36,827

1,100	Methanex Corporation	27,599
	Total Chemicals	123,020

	Commercial Banks – 1.2%
800	Provident Bankshares Corporation	16,584
	Commercial Services & Supplies – 5.1%

700	Corporate Executive Board Company	40,285
1,600	Korn Ferry International, (2)	25,744
	Total Commercial Services & Supplies	66,029

	Computers & Peripherals – 4.5%

900	Lexmark International, Inc., Class A, (2)	32,589
4,700	Palm Inc.	25,474
	Total Computers & Peripherals	58,063

	Construction & Engineering – 4.2%
700	Chicago Bridge & Iron Company N.V.	31,143
400	Shaw Group Inc., (2)	22,600
	Total Construction & Engineering	53,743

	Diversified Telecommunication Services – 3.2%

900	Embarq Corporation	40,770
	Energy Equipment & Services – 1.9%

700	Rowan Companies Inc.	23,828
	Health Care Providers & Services – 7.0%
1,000	Centene Corporation, (2)	23,940

400	Express Scripts, Inc., (2)	26,996

800	Quest Diagnostics Incorporated	39,456
	Total Health Care Providers & Services	90,392

	Hotels, Restaurants & Leisure – 2.1%

900	Speedway Motorsports Inc.	27,315
	Household Durables – 7.7%
1,400	American Greetings Corporation	28,728
400	Black & Decker Corporation	29,016
800	Stanley Works	41,088
	Total Household Durables	98,832

22

Shares	Description (1)	Value

	Industrial Conglomerates – 1.8%

400	Teleflex Inc.	$23,648
	Insurance – 2.0%

400	Assurant Inc.	25,956
	Internet Software & Services – 4.3%

1,300	Check Point Software Technology Limited, (2)	27,690

4,700	RealNetworks Inc., (2)	27,401
	Total Internet Software & Services	55,091

	IT Services – 5.1%

4,600	infoUSA Inc.	40,434

2,800	SonicWALL, Inc., (2)	24,584
	Total IT Services	65,018

	Machinery – 0.9%

400	Pentair, Inc.	12,704
	Media – 3.1%

500	Getty Images Inc., (2)	12,500

1,600	New York Times, Class A	26,784
	Total Media	39,284

	Metals & Mining – 3.1%

300	Quanex Corporation	15,723

700	Ternium SA	24,472
	Total Metals & Mining	40,195

	Pharmaceuticals – 4.7%

1,000	Biovail Corporation	13,700

2,300	King Pharmaceuticals Inc., (2)	24,127

1,100	Medicis Pharmaceutical Corporation	22,341
	Total Pharmaceuticals	60,168

	Road & Rail – 3.1%

1,100	Kansas City Southern Industries, (2)	39,468
	Semiconductors & Equipment – 4.3%

500	Analog Devices, Inc.	14,180

2,100	Micrel, Incorporated	12,810

2,000	QLogic Corporation, (2)	28,600
	Total Semiconductors & Equipment	55,590

	Specialty Retail – 2.4%

1,000	Charlotte Russe Holdings Inc., (2)	18,030

500	Regis Corporation	12,665
	Total Specialty Retail	30,695

	Total Investments (cost $1,301,134) – 92.8%	1,193,664

	Other Assets Less Liabilities – 7.2%	91,982

	Net Assets – 100%	$1,285,646

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

23

Portfolio of Investments (Unaudited)

Nuveen Rittenhouse Growth Fund

January 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 97.4%

	Aerospace & Defense – 4.3%

25,000	Boeing Company	$2,079,500

32,000	United Technologies Corporation	2,349,120
	Total Aerospace & Defense	4,428,620

	Beverages – 2.1%

32,000	PepsiCo, Inc.	2,182,080
	Biotechnology – 3.7%

29,000	Celgene Corporation, (2)	1,627,190

49,000	Gilead Sciences, Inc., (2)	2,238,810
	Total Biotechnology	3,866,000

	Capital Markets – 6.3%

18,000	Bank of New York Company, Inc.	839,340

5,000	Bear Stearns Companies Inc.	451,500

7,500	Goldman Sachs Group, Inc.	1,505,775

25,000	Lehman Brothers Holdings Inc.	1,604,250

24,000	SEI Investments Company	664,800

18,000	State Street Corporation	1,478,160
	Total Capital Markets	6,543,825

	Commercial Services & Supplies – 1.0%

32,500	Cintas Corporation	1,066,650
	Communications Equipment – 6.7%

147,000	Cisco Systems, Inc., (2)	3,601,500

65,000	Motorola, Inc.	749,450

62,000	QUALCOMM Inc.	2,630,040
	Total Communications Equipment	6,980,990

	Computers & Peripherals – 5.3%

56,000	Dell Inc., (2)	1,122,240

37,500	Hewlett-Packard Company	1,640,625

26,000	International Business Machines Corporation (IBM)	2,790,840
	Total Computers & Peripherals	5,553,705

	Consumer Finance – 1.3%

28,000	American Express Company	1,380,960
	Diversified Financial Services – 2.0%

74,000	Citigroup Inc.	2,088,280
	Electrical Equipment – 3.2%

39,000	Emerson Electric Co.	1,982,760

24,000	Rockwell Automation, Inc.	1,368,480
	Total Electrical Equipment	3,351,240

	Energy Equipment & Services – 3.0%

25,000	Baker Hughes Incorporated	1,623,250

19,500	Schlumberger Limited	1,471,470
	Total Energy Equipment & Services	3,094,720

24

Shares	Description (1)	Value

	Food & Staples Retailing – 3.6%

61,000	Walgreen Co.	$2,141,710

32,000	Wal-Mart Stores, Inc.	1,628,160
	Total Food & Staples Retailing	3,769,870

	Health Care Equipment & Supplies – 5.5%

41,500	Baxter International Inc.	2,520,710

20,000	Becton, Dickinson and Company	1,730,600

32,000	Medtronic, Inc.	1,490,240
	Total Health Care Equipment & Supplies	5,741,550

	Health Care Providers & Services – 2.1%

43,000	UnitedHealth Group Incorporated	2,186,120
	Household Products – 2.8%

44,000	Procter & Gamble Company	2,901,800
	Industrial Conglomerates – 3.3%

96,000	General Electric Company	3,399,360
	Insurance – 3.0%

56,000	American International Group, Inc.	3,088,960
	Internet Software & Services – 0.8%

44,000	Yahoo! Inc., (2)	843,920
	Machinery – 0.9%

13,500	Caterpillar Inc.	960,390
	Media – 6.6%

124,000	Comcast Corporation, Class A, (2)	2,251,840

56,000	McGraw-Hill Companies, Inc.	2,394,560

74,000	Walt Disney Company	2,214,820
	Total Media	6,861,220

	Metals & Mining – 0.8%

9,000	Freeport-McMoRan Copper & Gold, Inc.	801,270
	Multiline Retail – 1.4%

31,000	Kohl’s Corporation, (2)	1,414,840
	Oil, Gas & Consumable Fuels – 2.4%

6,000	Apache Corporation	572,640

26,500	Total SA, Sponsored ADR	1,928,670
	Total Oil, Gas & Consumable Fuels	2,501,310

	Pharmaceuticals – 8.2%

51,000	Abbott Laboratories	2,871,300

70,000	Bristol-Myers Squibb Company	1,623,300

46,000	Norvatis AG, ADR	2,328,060

38,000	Teva Pharmaceutical Industries Limited	1,749,520
	Total Pharmaceuticals	8,572,180

	Semiconductors & Equipment – 4.2%

133,000	Intel Corporation	2,819,600

50,000	Texas Instruments Incorporated	1,546,500
	Total Semiconductors & Equipment	4,366,100

25

Portfolio of Investments (Unaudited)

Nuveen Rittenhouse Growth Fund (continued)

January 31, 2008

Shares	Description (1)	Value

	Software – 8.3%

29,000	Electronic Arts Inc. (EA), (2)	$1,373,730

152,000	Microsoft Corporation	4,955,200

70,000	Oracle Corporation, (2)	1,438,500

18,000	SAP AG, Sponsored ADR	860,400
	Total Software	8,627,830

	Specialty Retail – 2.5%

19,000	Best Buy Co., Inc.	927,390

72,000	Staples, Inc.	1,723,680
	Total Specialty Retail	2,651,070

	Textiles, Apparel & Luxury Goods – 2.1%

36,000	Nike, Inc., Class B	2,223,360
	Total Common Stocks (cost $109,097,329)	101,448,220

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.7%

$2,753	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/08, repurchasing price $2,753,594, collateralized by $2,190,000 U.S. Treasury Notes, 6.250%, due 5/15/30, value $2,811,413	1.550%	2/01/08	$2,753,475
	Total Short-Term Investments (cost $2,753,475)			2,753,475

	Total Investments (cost $111,850,804) – 100.1%			104,201,695

	Other Assets Less Liabilities – (0.1)%			(68,625)

	Net Assets – 100%			$104,133,070

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

26

Statement of Assets and Liabilities (Unaudited)

January 31, 2008

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Assets
Investments, at value (cost $7,986,147, $8,642,732, $1,301,134 and $111,850,804, respectively)	$8,210,052	$8,673,380	$1,193,664	$104,201,695
Cash	306,235	17,440	89,236	—
Receivables:
Dividends and interest	6,781	2,614	328	107,406
From Adviser	37,029	42,892	7,595	—
Investments sold	—	200,007	13,279	—
Reclaims	121	222	—	9,061
Shares sold	72,483	25,627	1,351	216,295
Other assets	—	—	—	112,705
Total assets	8,632,701	8,962,182	1,305,453	104,647,162
Liabilities
Payables:
Investments purchased	—	163,779	14,168	—
Shares redeemed	128,625	245,644	—	163,792
Accrued expenses:
Management fees	—	—	—	53,876
12b-1 distribution and service fees	3,937	2,977	520	50,005
Other	8,466	11,857	5,119	246,419
Total liabilities	141,028	424,257	19,807	514,092
Net assets	$8,491,673	$8,537,925	$1,285,646	$104,133,070
Class A Shares
Net assets	$1,909,043	$3,367,549	$297,031	$45,509,591
Shares outstanding	78,753	165,878	15,972	1,988,578
Net asset value per share	$24.24	$20.30	$18.60	$22.89
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$25.72	$21.54	$19.73	$24.29
Class B Shares
Net assets	$958,443	$308,742	$232,394	$15,798,590
Shares outstanding	39,551	15,414	12,684	744,872
Net asset value and offering price per share	$24.23	$20.03	$18.32	$21.21
Class C Shares
Net assets	$3,131,130	$2,366,881	$302,962	$31,295,522
Shares outstanding	129,282	118,223	16,539	1,473,545
Net asset value and offering price per share	$24.22	$20.02	$18.32	$21.24
Class R Shares
Net assets	$2,493,057	$2,494,753	$453,259	$11,529,367
Shares outstanding	102,809	122,396	24,321	491,644
Net asset value and offering price per share	$24.25	$20.38	$18.64	$23.45

Net Assets Consist of:
Capital paid-in	$8,417,295	$8,810,850	$1,425,224	$185,303,410
Undistributed (Over-distribution of) net investment income	(5,401)	(7,512)	(1,712)	(161,791)
Accumulated net realized gain (loss) from investments	(144,126)	(296,061)	(30,396)	(73,359,440)
Net unrealized appreciation (depreciation) of investments	223,905	30,648	(107,470)	(7,649,109)
Net assets	$8,491,673	$8,537,925	$1,285,646	$104,133,070

See accompanying notes to financial statements.

27

Statement of Operations (Unaudited)

Six Months Ended January 31, 2008

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Dividend and Interest Income (net of foreign tax withheld of $795, $—, $142 and $3,257, respectively)	$84,335	$48,180	$7,770	$856,348
Expenses
Management fees	22,719	34,931	6,173	478,968
12b-1 service fees – Class A	1,641	3,334	407	58,800
12b-1 distribution and service fees – Class B	3,949	1,608	1,402	94,346
12b-1 distribution and service fees – Class C	10,548	12,276	1,608	174,028
Shareholders’ servicing agent fees and expenses	3,862	2,968	495	145,179
Custodian’s fees and expenses	7,159	16,328	2,560	9,784
Trustees’ fees and expenses	99	59	35	1,229
Professional fees	3,650	4,530	10,148	10,084
Shareholders’ reports – printing and mailing expenses	4,025	3,456	507	54,999
Federal and state registration fees	43,649	42,607	4,610	50,371
Other expenses	199	272	15	2,499
Total expenses before custodian fee credit and expense reimbursement	101,500	122,369	27,960	1,080,287
Custodian fee credit	(3,777)	(6,309)	(1,673)	(108)
Expense reimbursement	(55,417)	(60,368)	(16,806)	(62,040)
Net expenses	42,306	55,692	9,481	1,018,139
Net investment income (loss)	42,029	(7,512)	(1,711)	(161,791)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(143,978)	(282,861)	9,987	5,638,993
Change in net unrealized appreciation (depreciation) of investments	135,558	(36,455)	(151,316)	(9,954,883)
Net realized and unrealized gain (loss)	(8,420)	(319,316)	(141,329)	(4,315,890)
Net increase (decrease) in net assets from operations	$33,609	$(326,828)	$(143,040)	$(4,477,681)

See accompanying notes to financial statements.

28

Statement of Changes in Net Assets (Unaudited)

	Santa Barbara Dividend Growth		Santa Barbara Growth
	Six Months Ended 1/31/08	Year Ended 7/31/07	Six Months Ended 1/31/08	Year Ended 7/31/07
Operations
Net investment income (loss)	$42,029	$23,040	$(7,512)	$(10,124)
Net realized gain (loss) from investments	(143,978)	36,042	(282,861)	19,214
Change in net unrealized appreciation (depreciation) of investments	135,558	32,635	(36,455)	179,433
Net increase (decrease) in net assets from operations	33,609	91,717	(326,828)	188,523
Distributions to Shareholders
From net investment income:
Class A	(13,457)	(8,438)	—	—
Class B	(5,251)	(4,198)	—	—
Class C	(15,576)	(4,831)	—	—
Class R	(15,790)	(10,767)	—	(963)
From accumulated net realized gains:
Class A	(8,033)	(96)	(8,058)	—
Class B	(5,266)	(90)	(768)	—
Class C	(15,832)	(90)	(5,989)	—
Class R	(7,147)	(91)	(6,007)	—
Decrease in net assets from distributions to shareholders	(86,352)	(28,601)	(20,822)	(963)
Fund Share Transactions
Proceeds from sale of shares	6,606,377	2,005,051	3,279,428	5,216,355
Proceeds from shares issued to shareholders due to reinvestment of distributions	46,685	5,070	6,501	—
	6,653,062	2,010,121	3,285,929	5,216,355
Cost of shares redeemed	(1,220,533)	(23,855)	(1,108,994)	(581,081)
Net increase (decrease) in net assets from Fund share transactions	5,432,529	1,986,266	2,176,935	4,635,274
Net increase (decrease) in net assets	5,379,786	2,049,382	1,829,285	4,822,834
Net assets at the beginning of period	3,111,887	1,062,505	6,708,640	1,885,806
Net assets at the end of period	$8,491,673	$3,111,887	$8,537,925	$6,708,640
Undistributed (Over-distribution of) net investment income at the end of period	$(5,401)	$2,644	$(7,512)	$—

See accompanying notes to financial statements.

29

Statement of Changes in Net Assets (Unaudited) (continued)

	Santa Barbara Growth Opportunities		Rittenhouse Growth
	Six Months Ended 1/31/08	Year Ended 7/31/07	Six Months Ended 1/31/08	Year Ended 7/31/07
Operations
Net investment income (loss)	$(1,711)	$460	$(161,791)	$(319,589)
Net realized gain (loss) from investments	9,987	79,527	5,638,993	6,305,658
Net change in unrealized appreciation (depreciation) of investments	(151,316)	97,840	(9,954,883)	12,675,820
Net increase (decrease) in net assets from operations	(143,040)	177,827	(4,477,681)	18,661,889
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R	(460)	(358)	—	—
From accumulated net realized gains:
Class A	(25,694)	(4,060)	—	—
Class B	(21,019)	(4,060)	—	—
Class C	(26,709)	(4,060)	—	—
Class R	(34,165)	(4,060)	—	—
Decrease in net assets from distributions to shareholders	(108,047)	(16,598)	—	—
Fund Share Transactions
Proceeds from sale of shares	468,594	—	12,899,380	21,856,128
Proceeds from shares issued to shareholders due to reinvestment of distributions	27,960	—	—	—
	496,554	—	12,899,380	21,856,128
Cost of shares redeemed	(69,952)	—	(19,306,252)	(57,975,381)
Net increase (decrease) in net assets from Fund share transactions	426,602	—	(6,406,872)	(36,119,253)
Net increase (decrease) in net assets	175,515	161,229	(10,884,553)	(17,457,364)
Net assets at the beginning of period	1,110,131	948,902	115,017,623	132,474,987
Net assets at the end of period	$1,285,646	$1,110,131	$104,133,070	$115,017,623
Undistributed (Over-distribution of) net investment income at the end of period	$(1,712)	$459	$(161,791)	$—

See accompanying notes to financial statements.

30

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Growth Fund (“Santa Barbara Growth”), Nuveen Santa Barbara Growth Opportunities Fund (“Santa Barbara Growth Opportunities”) and Nuveen Rittenhouse Growth Fund (“Rittenhouse Growth”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Santa Barbara Dividend Growth ordinarily invests its assets in dividend-paying common and preferred stocks in an attempt to provide income from dividends that is tax-advantaged and to provide long-term capital appreciation.

Santa Barbara Growth ordinarily invests its assets in equity securities of companies with mid- to large sized market capitalizations at the time of purchase (currently greater than $1.5 billion) in an attempt to provide long-term capital appreciation.

Santa Barbara Growth Opportunities ordinarily invests its assets in equity securities of companies with small- to mid-sized market capitalizations at the time of purchase (currently from $50 million to $20 billion) in an attempt to provide long-term capital appreciation.

Rittenhouse Growth ordinarily invests at least 65% of its total assets in equity securities of large-capitalization companies with a high financial strength rating and a history of consistent and predictable earnings growth in an attempt to provide long-term growth of capital.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. If it is determined that the market price for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Dividends from net investment income are declared and distributed to shareholders annually for Santa Barbara Growth, Santa Barbara Growth Opportunities and Rittenhouse Growth, and quarterly for Santa Barbara Dividend Growth. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Effective January 31, 2008, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e. greater than 50-percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e. the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

31

Notes to Financial Statements (Unaudited) (continued)

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the six months ended January 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments

The Funds are authorized to invest in certain derivative financial instruments. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 2008.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Funds overdraws their account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

32

2. Fund Shares

Transactions in Fund shares were as follows:

	Santa Barbara Dividend Growth
	Six Months Ended 1/31/08		Year Ended 7/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	57,981	$1,429,658	20,557	$502,892
Class B	24,891	630,674	2,915	71,284
Class C	112,136	2,802,782	21,422	521,797
Class R	72,755	1,743,263	36,778	909,078
Shares issued to shareholders due to reinvestment of distributions:
Class A	467	11,557	58	1,411
Class B	251	6,170	1	26
Class C	458	11,258	25	606
Class R	712	17,700	122	3,027
	269,651	6,653,062	81,878	2,010,121
Shares redeemed:
Class A	(12,330)	(300,005)	(480)	(11,081)
Class B	(1,004)	(23,429)	(3)	(70)
Class C	(17,250)	(408,250)	(9)	(230)
Class R	(19,545)	(488,849)	(513)	(12,474)
	(50,129)	(1,220,533)	(1,005)	(23,855)
Net increase (decrease)	219,522	$5,432,529	80,873	$1,986,266

	Santa Barbara Growth
	Six Months Ended 1/31/08		Year Ended 7/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	96,707	$2,054,543	108,530	$2,300,077
Class B	705	14,328	2,777	57,990
Class C	30,775	639,017	92,632	1,946,766
Class R	27,152	571,540	42,365	911,522
Shares issued to shareholders due to reinvestment of distributions:
Class A	191	3,956	—	—
Class B	2	35	—	—
Class C	35	712	—	—
Class R	86	1,798	—	—
	155,653	3,285,929	246,304	5,216,355
Shares redeemed:
Class A	(25,488)	(535,246)	(26,562)	(568,859)
Class B	(567)	(11,968)	(3)	(70)
Class C	(17,148)	(356,078)	(571)	(12,109)
Class R	(9,705)	(205,702)	(2)	(43)
	(52,908)	(1,108,994)	(27,138)	(581,081)
Net increase (decrease)	102,745	$2,176,935	219,166	$4,635,274

33

Notes to Financial Statements (Unaudited) (continued)

	Santa Barbara Growth Opportunities
	Six Months Ended 1/31/08		Year Ended 7/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,728	$84,769	—	$—
Class B	786	17,167	—	—
Class C	6,108	130,714	—	—
Class R	11,081	235,944	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	267	5,239	—	—
Class B	63	1,227	—	—
Class C	357	6,918	—	—
Class R	740	14,576	—	—
	23,130	496,554	—	—
Shares redeemed:
Class A	(523)	(9,148)	—	—
Class B	(665)	(12,075)	—	—
Class C	(2,426)	(48,729)	—	—
Class R	—	—	—	—
	(3,614)	(69,952)	—	—
Net increase (decrease)	19,516	$426,602	—	$—

	Rittenhouse Growth
	Six Months Ended 1/31/08		Year Ended 7/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	283,786	$6,875,117	283,548	$6,572,178
Class A – automatic conversion of Class B shares	72,787	1,763,803	542,188	12,180,481
Class B	64,772	1,448,643	21,765	469,598
Class C	80,225	1,828,801	58,202	1,262,742
Class R	39,968	983,016	58,195	1,371,129
	541,538	12,899,380	963,898	21,856,128
Shares redeemed:
Class A	(225,198)	(5,465,101)	(771,479)	(17,623,248)
Class B	(187,056)	(4,246,393)	(641,952)	(13,658,594)
Class B – automatic conversion to Class A shares	(78,309)	(1,763,803)	(579,879)	(12,180,481)
Class C	(175,398)	(3,959,121)	(602,901)	(12,816,890)
Class R	(154,892)	(3,871,834)	(72,059)	(1,696,168)
	(820,853)	(19,306,252)	(2,668,270)	(57,975,381)
Net increase (decrease)	(279,315)	$(6,406,872)	(1,704,372)	$(36,119,253)

3. Investment Transactions

Purchases and sales (excluding short-term investments) during the six months ended January 31, 2008, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Purchases	$5,951,964	$3,955,274	$939,085	$28,128,556
Sales	674,170	1,428,817	642,201	35,715,275

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the

34

Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At January 31, 2008, the cost of investments was as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Cost of investments	$7,986,147	$8,655,883	$1,301,134	$111,850,804

Gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 2008, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Gross unrealized:
Appreciation	$455,846	$473,667	$36,317	$7,954,551
Depreciation	(231,941)	(456,170)	(143,787)	(15,603,660)
Net unrealized appreciation (depreciation) of investments	$223,905	$17,497	$(107,470)	$(7,649,109)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2007, the Funds’ last tax year end, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Undistributed net ordinary income*	$19,947	$19,935	$51,099	$—
Undistributed net long-term capital gains	18,827	839	16,563	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2007, was designated for purposes of the dividends paid deduction as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Distributions from net ordinary income *	$28,601	$963	$16,598	$—
Distributions from net long-term capital gains	—	—	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At July 31, 2007, the Funds’ last tax year end, Rittenhouse Growth had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Rittenhouse Growth
Expiration year:
2010	$10,797,448
2011	57,624,742
2012	10,576,243
Total	$78,998,433

At July 31, 2007, the Funds’ last tax year end, Rittenhouse Growth, as the successor of the reorganization with Nuveen Innovation Fund, had unused capital loss carryforwards (included in the total above), subject to any applicable limitations on availability, to offset future capital gains, if any, as follows:

Rittenhouse Growth
Expiration year:
2010	$944,862

5. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc.

35

Notes to Financial Statements (Unaudited) (continued)

(“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Santa Barbara Dividend Growth Fund-Level Fee Rate	Santa Barbara Growth Fund-Level Fee Rate	Santa Barbara Growth Opportunities Fund-Level Fee Rate	Rittenhouse Growth Fund-Level Fee Rate
For the first $125 million	.6000%	.7000%	.8000%	.6500%
For the next $125 million	.5875	.6875	.7875	.6375
For the next $250 million	.5750	.6750	.7750	.6250
For the next $500 million	.5625	.6625	.7625	.6125
For the next $1 billion	.5500	.6500	.7500	.6000
For net assets over $2 billion	.5250	.6250	.7250	.5750

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of January 31, 2008, the complex-level fee rate was .1847%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (‘‘Managed Assets’’ means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen sponsored funds in the U.S.
The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Santa Barbara Asset Management (“Santa Barbara”) and Rittenhouse Asset Management, Inc. (“Rittenhouse”), both wholly owned subsidiaries of Nuveen. Santa Barbara and Rittenhouse are compensated for their services to the Funds from the management fee paid to the Adviser.

36

The Adviser agreed to waive part of its management fees or reimburse certain expenses of Santa Barbara Dividend Growth, Santa Barbara Growth and Santa Barbara Growth Opportunities through November 30, 2009, in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.05%, 1.15% and 1.25%, respectively, of the average daily net assets and from exceeding 1.30%, 1.40% and 1.50%, respectively, after November 30, 2009.

The Adviser also agreed to waive part of its management fees or reimburse certain expenses of Rittenhouse Growth through November 30, 2008, in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.22% of the average daily net assets. Rittenhouse has also reimbursed Rittenhouse Growth for certain portions of fund brokerage commissions paid with respect to portfolio trades effected by certain brokers that provided securities research to Rittenhouse, as permitted by the federal securities laws. For the six months ended January 31, 2008, Rittenhouse reimbursements to the Fund were $42,936, which the Fund included with Net Realized Gain (Loss) from Investments for financial reporting purposes.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trusts pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the six months ended January 31, 2008, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Sales charges collected	$13,274	$3,526	$1,651	$28,029
Paid to financial intermediaries	11,691	3,155	1,436	24,448

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended January 31, 2008, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Commission advances	$9,996	$5,329	$988	$16,962

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended January 31, 2008, the Distributor retained such 12b-1 fees as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
12b-1 fees retained	$10,913	$13,922	$2,864	$80,804

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

37

Notes to Financial Statements (Unaudited) (continued)

The Distributor also collected and retained CDSC on share redemptions during the six months ended January 31, 2008, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
CDSC retained	$764	$2,893	$10	$18,774

At January 31, 2008, Nuveen owned 12,500 shares of Classes A, B, C and R of Santa Barbara Dividend Growth, 12,500 shares of Class A, 12,500 shares of Class B, 12,500 shares of Class C and 62,500 shares of Class R of Santa Barbara Growth and 12,500 shares of Classes A, B, C and R of Santa Barbara Growth Opportunities. At January 31, 2008, the Adviser also owned 2,429 shares of Class A, 1,250 shares of Class C and 1,250 shares of Class R of Rittenhouse Growth.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser and, if applicable, each sub-advisory agreement between the Adviser and any sub-adviser of the Funds, and resulted in the automatic termination of each such agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser, and, if applicable, a new sub-advisory agreement between the Adviser and any sub-adviser on the same terms as the previous agreements. Each new ongoing investment management agreement and sub-advisory agreement, if applicable, was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of January 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

38

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
SANTA BARBARA DIVIDEND GROWTH											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (3/06)
2008(f)	$23.78	$.22	$ .61	$ .83	$(.24)	$(.13)	$(.37)	$24.24	3.48%	$1,909	3.21	%*	(.31	)%*	1.28	%*	1.62	%*	1.15	%*	1.75	%*	12%
2007	21.27	.43	2.63	3.06	(.54)	(.01)	(.55)	23.78	14.49	776	4.61		(1.67)		1.28		1.66		1.10		1.84		21
2006(e)	20.00	.15	1.12	1.27	—	—	—	21.27	6.35	266	5.71	*	(2.32	)*	1.29	*	2.10	*	1.25	*	2.13	*	4
Class B (3/06)
2008(f)	23.77	.13	.61	.74	(.15)	(.13)	(.28)	24.23	3.10	958	3.90	*	(.97	)*	2.03	*	.90	*	1.90	*	1.03	*	12
2007	21.22	.28	2.61	2.89	(.33)	(.01)	(.34)	23.77	13.68	366	5.78		(2.71)		2.03		1.04		1.85		1.22		21
2006(e)	20.00	.10	1.12	1.22	—	—	—	21.22	6.10	265	6.46	*	(3.07	)*	2.04	*	1.35	*	2.00	*	1.38	*	4
Class C (3/06)
2008(f)	23.76	.12	.62	.74	(.15)	(.13)	(.28)	24.22	3.10	3,131	4.08	*	(1.22	)*	2.03	*	.84	*	1.90	*	.97	*	12
2007	21.22	.24	2.64	2.88	(.33)	(.01)	(.34)	23.76	13.63	806	5.34		(2.46)		2.04		.84		1.85		1.03		21
2006(e)	20.00	.10	1.12	1.22	—	—	—	21.22	6.10	265	6.46	*	(3.07	)*	2.04	*	1.35	*	2.00	*	1.38	*	4
Class R (3/06)
2008(f)	23.79	.25	.61	.86	(.27)	(.13)	(.40)	24.25	3.61	2,493	2.74	*	.20	*	1.03	*	1.91	*	.90	*	2.04	*	12
2007	21.29	.46	2.66	3.12	(.61)	(.01)	(.62)	23.79	14.77	1,163	4.14		(1.33)		1.04		1.77		.85		1.96		21
2006(e)	20.00	.17	1.12	1.29	—	—	—	21.29	6.45	266	5.45	*	(2.07	)*	1.04	*	2.35	*	1.00	*	2.39	*	4

*	Annualized
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period ended March 28, 2006 (commencement of operations) through July 31, 2006.
(f)	For the six months ended January 31, 2008.

See accompanying notes to financial statements.

39

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
SANTA BARBARA GROWTH											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (3/06)
2008(f)	$21.08	$— **	$(.73)	$ (.73)	$—	$(.05)	$(.05)	$20.30	(3.46)%	$3,368	3.10	%*	(1.89	)%*	1.38	%*	(.17	)%*	1.22	%*	(.01	)%*	19%
2007	18.86	(.04)	2.26	2.22	—	—	—	21.08	11.77	1,991	3.48		(2.52)		1.39		(.43)		1.15		(.19)		48
2006(e)	20.00	— **	(1.14)	(1.14)	—	—	—	18.86	(5.70)	236	4.71	*	(3.44	)*	1.39	*	(.12	)*	1.30	*	(.03	)*	6
Class B (3/06)
2008(f)	20.88	(.08)	(.72)	(.80)	—	(.05)	(.05)	20.03	(3.83)	309	3.49	*	(2.27	)*	2.13	*	(.90	)*	1.97	*	(.75	)*	19
2007	18.81	(.18)	2.25	2.07	—	—	—	20.88	11.00	319	4.90		(3.90)		2.14		(1.14)		1.89		(.89)		48
2006(e)	20.00	(.05)	(1.14)	(1.19)	—	—	—	18.81	(5.95)	235	5.46	*	(4.19	)*	2.14	*	(.87	)*	2.05	*	(.78	)*	6
Class C (3/06)
2008(f)	20.87	(.08)	(.72)	(.80)	—	(.05)	(.05)	20.02	(3.83)	2,367	3.52	*	(2.30	)*	2.13	*	(.91	) *	1.97	*	(.75	)*	19
2007	18.81	(.19)	2.25	2.06	—	—	—	20.87	10.95	2,182	4.15		(3.17)		2.15		(1.18)		1.91		(.93)		48
2006(e)	20.00	(.05)	(1.14)	(1.19)	—	—	—	18.81	(5.95)	235	5.46	*	(4.19	)*	2.14	*	(.87	)*	2.05	*	(.78	)*	6
Class R (3/06)
2008(f)	21.14	.03	(.74)	(.71)	—	(.05)	(.05)	20.38	(3.36)	2,495	2.59	*	(1.37	)*	1.13	*	.09	*	.97	*	.25	*	19
2007	18.88	.02	2.26	2.28	(.02)	—	(.02)	21.14	12.06	2,217	3.79		(2.81)		1.13		(.15)		.89		.09		48
2006(e)	20.00	.01	(1.13)	(1.12)	—	—	—	18.88	(5.60)	1,180	4.46	*	(3.19	)*	1.14	*	.13	*	1.05	*	.22	*	6

*	Annualized
**	Per share Net Investment Income (Loss) rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period ended March 28, 2006 (commencement of operations) through July 31, 2006.
(f)	For the six months ended January 31, 2008.

See accompanying notes to financial statements.

40

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
SANTA BARBARA GROWTH OPPORTUNITIES											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (3/06)
2008(f)	$22.30	$— **	$(2.12)	$(2.12)	$—	$(1.58)	$(1.58)	$18.60	(9.87)%	$297	4.07	%*	(2.83	)%*	1.48	%*	(.24	)%*	1.21	%*	.03	%*	56%
2007	19.00	.08	3.54	3.62	—	(.32)	(.32)	22.30	19.20	279	6.34		(4.69)		1.48		.17		1.30		.36		71
2006(e)	20.00	— **	(1.00)	(1.00)	—	—	—	19.00	(5.00)	237	6.29	*	(4.93	)*	1.49	*	(.13	)*	1.35	*	.01	*	14
Class B (3/06)
2008(f)	22.08	(.07)	(2.11)	(2.18)	—	(1.58)	(1.58)	18.32	(10.24)	232	4.78	*	(3.52	)*	2.23	*	(.96	)*	1.96	*	(.70	)*	56
2007	18.95	(.09)	3.54	3.45	—	(.32)	(.32)	22.08	18.34	276	7.08		(5.43)		2.24		(.59)		2.05		(.40)		71
2006(e)	20.00	(.05)	(1.00)	(1.05)	—	—	—	18.95	(5.25)	237	7.04	*	(5.68	)*	2.24	*	(.88	)*	2.10	*	(.74	)*	14
Class C (3/06)
2008(f)	22.08	(.08)	(2.10)	(2.18)	—	(1.58)	(1.58)	18.32	(10.24)	303	4.83	*	(3.58	)*	2.23	*	(.98	)*	1.96	*	(.71	)*	56
2007	18.95	(.09)	3.54	3.45	—	(.32)	(.32)	22.08	18.34	276	7.08		(5.43)		2.24		(.59)		2.05		(.40)		71
2006(e)	20.00	(.05)	(1.00)	(1.05)	—	—	—	18.95	(5.25)	237	7.04	*	(5.68	)*	2.24	*	(.88	)*	2.10	*	(.74	)*	14
Class R (3/06)
2008(f)	22.35	.02	(2.13)	(2.11)	(.02)	(1.58)	(1.60)	18.64	(9.80)	453	4.16	*	(2.96	)*	1.23	*	(.04	)*	.97	*	.23	*	56
2007	19.02	.13	3.55	3.68	(.03)	(.32)	(.35)	22.35	19.50	279	6.09		(4.44)		1.23		.42		1.04		.61		71
2006(e)	20.00	.02	(1.00)	(.98)	—	—	—	19.02	(4.90)	238	6.03	*	(4.67	)*	1.24	*	.13	*	1.10	*	.26	*	14

*	Annualized.
**	Per share Net Investment Income (Loss) rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period ended March 28, 2006 (commencement of operations) through July 31, 2006.
(f)	For the six months ended January 31, 2008.

See accompanying notes to financial statements.

41

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
RITTENHOUSE GROWTH											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate
Class A (12/97)
2008(e)	$23.87	$— ***	$(.98)	$(.98)	$—	$—	$—	$22.89	(4.11)%	$45,510	1.56	%**	(.07	)%**	1.45	%**	.04%**	1.45	%**	.04%**	25%
2007	20.59	.03	3.25	3.28	—	—	—	23.87	15.93	44,322	1.50		.06		1.45		.11	1.45		.11	37
2006	20.92	(.02)	(.31)	(.33)	—	—	—	20.59	(1.58)	37,129	1.51		(.07)		1.51		(.07)	1.51		(.07)	73
2005	19.43	.06	1.43	1.49	—	—	—	20.92	7.67	41,139	1.48		.32		1.48		.32	1.48		.32	25
2004	18.53	(.06)	.96	.90	—	—	—	19.43	4.86	53,804	1.48		(.33)		1.43		(.28)	1.43		(.28)	19
2003	17.48	(.07)	1.12	1.05	—	—	—	18.53	6.01	64,680	1.57		(.41)		1.57		(.41)	1.57		(.41)	27	*
Class B (12/97)
2008(e)	22.21	(.08)	(.92)	(1.00)	—	—	—	21.21	(4.46)	15,799	2.30	**	(.81	)**	2.20	**	(.71 )**	2.20	**	(.71 )**	25
2007	19.32	(.13)	3.02	2.89	—	—	—	22.21	14.96	21,002	2.26		(.65)		2.20		(.59)	2.20		(.59)	37
2006	19.77	(.16)	(.29)	(.45)	—	—	—	19.32	(2.28)	41,445	2.27		(.82)		2.27		(.82)	2.27		(.82)	73
2005	18.50	(.08)	1.35	1.27	—	—	—	19.77	6.86	80,600	2.23		(.43)		2.23		(.43)	2.23		(.43)	25
2004	17.78	(.19)	.91	.72	—	—	—	18.50	4.05	114,954	2.23		(1.09)		2.18		(1.04)	2.18		(1.04)	19
2003	16.89	(.19)	1.08	.89	—	—	—	17.78	5.27	137,213	2.32		(1.16)		2.32		(1.16)	2.32		(1.16)	27	*
Class C (12/97)
2008(e)	22.23	(.08)	(.91)	(.99)	—	—	—	21.24	(4.50)	31,296	2.31	**	(.82	)**	2.20	**	(.71 )**	2.20	**	(.71 )**	25
2007	19.33	(.13)	3.03	2.90	—	—	—	22.23	15.00	34,870	2.26		(.67)		2.21		(.62)	2.21		(.62)	37
2006	19.79	(.16)	(.30)	(.46)	—	—	—	19.33	(2.32)	40,849	2.27		(.82)		2.27		(.82)	2.27		(.82)	73
2005	18.51	(.08)	1.36	1.28	—	—	—	19.79	6.92	64,103	2.23		(.43)		2.23		(.43)	2.23		(.43)	25
2004	17.79	(.19)	.91	.72	—	—	—	18.51	4.05	86,376	2.23		(1.09)		2.18		(1.04)	2.18		(1.04)	19
2003	16.90	(.19)	1.08	.89	—	—	—	17.79	5.27	103,318	2.32		(1.16)		2.32		(1.16)	2.32		(1.16)	27	*
Class R (12/97)
2008(e)	24.44	.04	(1.03)	(.99)	—	—	—	23.45	(4.01)	11,529	1.31	**	.19	**	1.20	**	.29 **	1.20	**	.29 **	25
2007	21.04	.09	3.31	3.40	—	—	—	24.44	16.16	14,823	1.25		.32		1.20		.37	1.20		.37	37
2006	21.32	.04	(.32)	(.28)	—	—	—	21.04	(1.31)	13,052	1.26		.18		1.26		.18	1.26		.18	73
2005	19.75	.11	1.46	1.57	—	—	—	21.32	7.95	16,082	1.22		.55		1.22		.55	1.22		.55	25
2004	18.79	— ***	.96	.96	—	—	—	19.75	5.11	16,052	1.23		(.07)		1.17		(.02)	1.17		(.02)	19
2003	17.68	(.02)	1.13	1.11	—	—	—	18.79	6.28	13,785	1.31		(.14)		1.31		(.14)	1.31		(.14)	27	*

*	The cost of securities acquired in the acquisition of Nuveen Innovation Fund of $20,085,610 was excluded from the portfolio turnover rate calculation.
**	Annualized
***	Per share Net Investment Income (Loss) rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the six months ended January 31, 2008.

See accompanying notes to financial statements.

42

Notes

43

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rages. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

44

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Santa Barbara Asset Management

200 East Carrillo Street

Suite 300

Santa Barbara, CA 93101

Rittenhouse Asset Management, Inc.

Five Radnor Corporate Center

Radnor, PA 19087

Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: Each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

45

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $164 billion in assets as of December 31, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

MSA-SANTB-0108D

NUVEEN INVESTMENTS EQUITY FUNDS

Semi-Annual Report dated January 31, 2008	For investors seeking long-term capital appreciation.

Nuveen Investments

Equity Funds

Nuveen Tradewinds International Value Fund

Nuveen Tradewinds Global All-Cap Fund

NOW YOU CAN RECEIVE YOUR

NUVEEN INVESTMENTS FUND REPORTS FASTER.

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if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

“But one thing we do know is that a well-balanced portfolio can provide diversification that can reduce overall investment risk.”

Dear Shareholder,

As we begin a new year, no one knows for certain what the future will bring. But one thing we do know is that a well-balanced portfolio can provide diversification that can reduce overall investment risk. To learn more about the potential benefits of portfolio diversification, we encourage you to consult a trusted financial advisor. He or she should be able to help you understand how an investment like your Nuveen Fund can be an important building block in a portfolio crafted to perform well through a variety of market conditions.

Detailed information on your Fund’s performance can be found in the Portfolio Managers’ Comments and Fund Spotlight sections of this report. The Nuveen Tradewinds International Value Fund and Nuveen Tradewinds Global All-Cap Fund feature portfolio management by Tradewinds Global Investors, LLC. I urge you to take the time to read the Portfolio Managers’ Comments.

I also wanted to update you on some important news about Nuveen Investments. The firm recently was acquired by a group led by Madison Dearborn Partners, LLC. While this affected the corporate structure of Nuveen Investments, it has no impact on the investment objectives or portfolio management strategies of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

March 14, 2008

Semi-Annual Report    Page 1

Portfolio Managers’ Comments

The Nuveen Tradewinds International Value Fund and Nuveen Tradewinds Global All-Cap Fund feature portfolio management by Tradewinds Global Investors, LLC (Tradewinds), of which Nuveen Investments, Inc. owns a controlling interest. In the following discussion, portfolio managers Paul Hechmer and Dave Iben offer their thoughts on the performance of the Funds during the six-month period ended January 31, 2008. Paul, a managing director of Tradewinds, is the portfolio manager for the Nuveen Tradewinds International Value Fund while Dave, Chief Investment Officer of Tradewinds, is the portfolio manager for the Nuveen Tradewinds Global All-Cap Fund.

How did the Funds perform during the six-month period ended January 31, 2008?

The table on page three provides performance information for the both Funds (Class A shares at net asset value) for the six-month, one-year, five-year and since inception periods ended January 31, 2008. The table also compares the Funds’ performance to appropriate benchmarks. A more detailed account of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Tradewinds International Value Fund

Class A shares at net asset value for the Nuveen Tradewinds International Value Fund had positive performance and outperformed its peer group and benchmark for the six-month period ended January 31, 2008. The primary drivers of our overall absolute returns versus our benchmark were our high exposures to both the materials and telecommunications sectors, and strong stock selection in the consumer staples, health care and the aforementioned materials sectors. Also contributing to performance was the Fund’s relative stock selection in the industrials sector and low exposure in the financials sector, the worst performing sector in the benchmark. Conversely, performance of the Fund’s overall holdings in energy companies and its overweight exposure to Japan detracted from absolute returns, although the Fund’s holdings in Japan outperformed the returns of the Japanese market.

We continued to be highly exposed to the materials sector and within that sector to precious metals. While the overall sector has performed very well in recent years, as demand growth has far exceeded expectations, we continue to find significant undervaluation in our individual portfolio companies. Indeed, we recently added UPM-Kymmene Oyj, Europe’s second largest paper company and world’s largest producer of publications, while trimming out of or selling out of other strongly performing names. We also maintained a high exposure to the telecommunications sector, and, in general, continued to pursue market leading companies with strong balance sheets and good cash flow generation capabilities that were trading at attractive multiples.

We also continued to maintain low absolute exposure to the financials sector, a sector which includes European banks and insurance companies. Our rationale for not owning these companies remains unchanged: Their valuations do not reflect the risk that their earnings ultimately may prove unsustainably high. By and large their earnings have been driven by increased leverage, lower than historic credit costs (i.e., bad loans) and growth in “trading income”, all of which we feel increases the risk that profits will significantly disappoint in the future. That said, we added modestly to the portfolio’s financial exposure over the period with additions in UBS AG, of Switzerland, and Mitsui Sumitomo Insurance Company Limited, of Japan. Regionally, we have increased our overweight exposure to Japan. This overweight is driven purely from bottom-up stock selection, although it does

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Semi-Annual Report    Page 2

Class A Shares

Average Annual Total Returns as of 1/31/08

		Average Annual
	Cumulative 6-Month	1-Year	5-Year	Since inception*
Nuveen Tradewinds International Value Fund**
A Shares at NAV	2.67%	8.77%	22.30%	7.86%
A Shares at Offer	-3.24%	2.52%	20.87%	7.08%
Lipper International Multi-Cap Value Funds Index[1]	-6.88%	0.29%	21.11%	8.55%
MSCI EAFE Index[2]	-7.52%	0.22%	20.28%	3.94%

Nuveen Tradewinds Global All-Cap Fund
A Shares at NAV	1.66%	10.44%	NA	15.71%
A Shares at Offer	-4.19%	4.11%	NA	12.06%
Lipper Global Multi-Cap Value Funds Index[3]	-6.11%	0.83%	NA	15.97%
MSCI ACWI[4]	-5.26%	1.51%	NA	16.63%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

speak to the fact that the world’s second largest stock market has significantly underperformed most global peers while many companies in the market continue to perform well operationally.

Several of the portfolio’s holdings in the materials sector were strong contributors to the Fund’s overall performance, namely Barrick Gold Corporation, one of the Fund’s larger positions, Impala Platinum Holdings Limited, Newcrest Mining Limited, Newmont Mining Corporation, and Rio Tinto PLC. Precious metals and precious metal related firms generally moved higher over the period on continued concerns of a weakening U.S. dollar and market uncertainty and volatility caused by fears of a credit market slump in the United States and Europe. Shares of Rio Tinto PLC rose significantly after speculation of an offer, and subsequently an official bid, was presented by its competitor BHP Biliton; we eliminated our position and realized gains in the company in November. Not including Rio Tinto, we continued to remain holders of these positions.

Additionally, within the telecommunications sector, Chunghwa Telecom, Vodafone Group PLC and KT Corp. aided overall portfolio returns. With the widespread uncertainty in the global markets, investors were attracted to the defensive qualities of the telecommunication sector, leading it to be one of the better performing sectors during the period. Our holdings in this sector, which generally exhibit stable earnings, high dividend yields and strong free cash flows, benefited from this uncertainty.

*	Since inception returns for the Nuveen Tradewinds International Value Fund are as of 12/20/1999 and for the Nuveen Tradewinds Global All-Cap Fund are as of 3/28/2006.

**	Effective October 7, 2002, based upon the determination of the Fund’s Board of Trustees and a shareholder vote, the Fund’s sub-adviser and primary investment strategy were changed. The Fund also changed its name from Nuveen International Growth Fund to the Nuveen NWQ International Value Fund. On March 1, 2006 Tradewinds assumed all of the sub-advisory responsibilities for the Fund. Effective June 30, 2006, the Fund changed its name from Nuveen NWQ International Value Fund to Nuveen Tradewinds International Value Fund. There have been no changes in the Fund’s portfolio management personnel, investment objectives, policies, or day-to-day portfolio management practices.

1	The Lipper International Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Multi-Cap Value Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The MSCI EAFE Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. Since inception data for the index is as of 12/31/99 as the returns for the index are calculated on a calendar-month basis. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Global Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Multi-Cap Value Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The MSCI ACWI (All Country World Index) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Semi-Annual Report    Page 3

Vodafone Group PLC was eliminated from the portfolio during the period.

A current holding in the portfolio, and the largest individual performance detractor for the period, was Alcatel-Lucent, the Franco-American company formed by the merger of France’s Alcatel and America’s Lucent Technologies. The manufacturer of telecomm equipment suffered on concerns about the company’s ability to generate synergies from the merger and most importantly, declining guidance throughout the year. Alcatel-Lucent remains one of the top-players in its space and although the wireless segment remains weak, we were able to buy a leading company at very attractive valuations.

Nuveen Tradewinds Global All-Cap Fund

Class A shares at net asset value for the Nuveen Tradewinds Global All-Cap Fund outperformed each of its comparative indexes for the six-month period ended January 31, 2008. The materials sector, the portfolio’s largest sector weighting, was the best performing sector during the reporting period. Four of the top performing portfolio holdings were gold mining companies: Barrick Gold Corporation, Newmont Mining Corporation, Kinross Gold Corporation and Lihir Gold Limited. During the period the price of gold reached all-time highs, and many of the gold producers benefited as a result. Barrick Gold, the Fund’s largest holding in this sector, is the second largest North American gold producer and the largest gold company in the world by capitalization. Kinross improved its production output and completed an asset swap with Goldcorp in December. This consolidation of asset ownership may generate long-term efficiencies.

Industrial sector holding AGCO Corporation was also among the portfolio’s top contributors to performance during the period. AGCO’s share price rose sharply after the company raised its earnings projections in late October. The company manufactures and distributes agricultural equipment and related replacement parts and has benefited from a global boom in the agricultural industry. In addition, U.S.-based coal producer Peabody Energy outperformed during the period upon expectations for higher coal prices and robust demand over the next several years. While domestic demand for coal remained relatively stable, supply/demand conditions for the international coal market became very tight during the second half of the year. Strong demand for coal in the emerging markets outpaced supply growth due to port bottlenecks and limited rail capacity. China also became a net importer of coal. As a result, global coal spot prices increased substantially. Peabody Energy gained as investors anticipated increased export activity as coal from the U.S. becomes more attractive to export at these high international coal prices.

The consumer staples sector was the portfolio’s largest detractor from performance during the period and was primarily driven by share price declines in two companies, Marine Harvest and Tyson Foods, Inc. Marine Harvest is a fully integrated, Norwegian-based salmon fish farming company with a 25 percent global market share and operations in twenty countries. The company’s share price fell significantly in mid-November after unexpectedly posting a third quarter loss, which was driven in part by lower salmon prices and decreased harvesting volumes in Chile due to a fish illness. Tyson Foods’ stock price was hurt due, in part, to higher than expected live hog and cattle costs and declines in beef revenues that have squeezed operating margins. Tyson Foods, Inc. is a leading global producer, distributor and marketer of chicken, beef, pork, and prepared foods. For both holdings, we took the opportunity of the depressed prices to add to the positions.

Other portfolio holdings which significantly underperformed in the period were AbitibiBowater Incorporated, Korea Electric Power and Allied Waste. AbitibiBowater Incorporated was formed in late October as a result of a merger between Abitibi-Consolidated Incorporated and Bowater Incorporated. The Canadian company, a producer of coated and specialty papers and newsprint, is the largest newsprint producer in North America. Its share price in the last six month period was hurt by strong appreciation of the Canadian dollar and poor supply/demand fundamentals in the paper industry. Korea Electric Power is an integrated

Semi-Annual Report    Page 4

electricity company in the Republic of Korea. After the South Korean government failed to grant the company a tariff adjustment in late December, the company’s shares declined significantly. The government’s action created investor uncertainty about the company’s ability to pass on increases in fuel prices to its customers and in the timing and frequency of future adjustments. We took the opportunity of the depressed price to add to the position. After non-hazardous solid waste management company Allied Waste reported third quarter earnings that were down from the previous year, the company’s share price steadily declined. We continue to own the company which has the second-largest network of landfill operations in the United States. Allied Waste possesses a long-term competitive advantage that is difficult to duplicate because of land capacity constraints and substantial regulatory and political barriers to entry.

Semi-Annual Report    Page 5

Fund Spotlight as of 1/31/08 Nuveen Tradewinds International Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$31.53	$30.38	$30.40	$31.67
Latest Capital Gain Distribution[1]	$1.7083	$1.7083	$1.7083	$1.7083
Latest Ordinary Income Distribution[2]	$2.0756	$1.8103	$1.8104	$2.1643
Inception Date	12/20/99	12/20/99	12/20/99	12/20/99

Effective October 7, 2002, based upon the determination of the Fund’s Board of Trustees and a shareholder vote, the Fund’s sub-adviser and primary investment strategy were changed. The Fund also changed its name from Nuveen International Growth Fund to the Nuveen NWQ International Value Fund. On March 1, 2006, Tradewinds NWQ Global Investors, LLC assumed all of the sub-advisory responsibilities for the Fund. Effective June 30, 2006, the name of the Fund changed from Nuveen NWQ International Value Fund to Nuveen Tradewinds International Value Fund. On February 27, 2007, Tradewinds NWQ Global Investors, LLC changed its name to Tradewinds Global Investors, LLC. There have been no changes in the Fund’s portfolio management personnel, investment objectives, policies, or day-to-day portfolio management practices.

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 1/31/08

A Shares	NAV	Offer
1-Year	8.77%	2.52%
5-Year	22.30%	20.87%
Since Inception	7.86%	7.08%

B Shares	w/o CDSC	w/CDSC
1-Year	7.97%	4.10%
5-Year	21.26%	21.17%
Since Inception	7.00%	7.00%

C Shares	NAV
1-Year	8.00%
5-Year	21.30%
Since Inception	7.00%

R Shares	NAV
1-Year	9.03%
5-Year	22.48%
Since Inception	8.06%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.52%	1.52%	7/31/07
Class B	2.27%	2.27%	7/31/07
Class C	2.27%	2.27%	7/31/07
Class R	1.26%	1.26%	7/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses.

Average Annual Total Returns as of 12/31/07

A Shares	NAV	Offer
1-Year	10.66%	4.30%
5-Year	22.38%	20.93%
Since Inception	8.17%	7.38%

B Shares	w/o CDSC	w/CDSC
1-Year	9.82%	5.89%
5-Year	21.33%	21.24%
Since Inception	7.30%	7.30%

C Shares	NAV
1-Year	9.81%
5-Year	21.35%
Since Inception	7.30%

R Shares	NAV
1-Year	10.93%
5-Year	22.54%
Since Inception	8.36%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$992,883
Number of Common Stocks	57

Top Five Common Stock Holdings[3]
Nippon Telegraph & Telephone Corporation, ADR	4.5%
Barrick Gold Corporation	3.8%
KT Corporation, Sponsored ADR	3.7%
Telecom Italia S.p.A	3.5%
AngloGold Ashanti Limited, Sponsored ADR	3.5%

1	Paid December 17, 2007.

2	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007, and ordinary income paid on December 31, 2007.

3	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Semi-Annual Report    Page 6

Fund Spotlight as of 1/31/08 Nuveen Tradewinds International Value Fund

Country Allocation[1]
Japan	32.7%
France	9.3%
United States	8.7%
Canada	8.3%
South Africa	7.2%
Australia	5.4%
South Korea	5.3%
Italy	4.9%
Taiwan	3.2%
Finland	3.1%
Germany	3.0%
United Kingdom	2.5%
Netherlands	2.2%
Brazil	1.7%
Sweden	1.1%
Belgium	1.0%
Switzerland	0.4%

Industries[1]
Metals & Mining	21.1%
Diversified Telecommunication Services	15.9%
Oil, Gas & Consumable Fuels	10.5%
Beverages	4.5%
Commercial Services & Supplies	4.2%
Pharmaceuticals	3.7%
Electric Utilities	3.4%
Communications Equipment	3.2%
Computers & Peripherals	3.1%
Paper & Forest Products	3.1%
Media	3.0%
Leisure Equipment & Products	2.6%
Building Products	1.9%
Chemicals	1.8%
Short-Term Investments	4.0%
Other	14.0%
1	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (8/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/08)	$1,026.70	$1,022.70	$1,023.10	$1,027.90	$1,017.39	$1,013.61	$1,013.61	$1,018.60
Expenses Incurred During Period	$7.92	$11.73	$11.73	$6.70	$7.88	$11.67	$11.67	$6.67

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.55%, 2.30%, 2.30% and 1.31% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 7

Fund Spotlight as of 1/31/08 Nuveen Tradewinds Global All-Cap Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$24.19	$24.16	$24.20	$24.20
Latest Capital Gain Distribution[1]	$0.6497	$0.6497	$0.6497	$0.6497
Latest Ordinary Income Distribution[2]	$1.1042	$0.9135	$0.9136	$1.1684
Inception Date	3/28/06	3/28/06	3/28/06	3/28/06

On March 1, 2006, Tradewinds NWQ Global Investors, LLC assumed all of the sub-advisory responsibilities for the Fund. Effective June 30, 2006, the name of the Fund changed from Nuveen NWQ Global All-Cap Fund to Nuveen Tradewinds Global All-Cap Fund. On February 27, 2007, Tradewinds NWQ Global Investors, LLC changed its name to Tradewinds Global Investors, LLC. There have been no changes in the Fund’s portfolio management personnel, investment objectives, policies, or day-to-day portfolio management practices.

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 1/31/08

A Shares	NAV	Offer
1-Year	10.44%	4.11%
Since Inception	15.71%	12.06%

B Shares	w/o CDSC	w/CDSC
1-Year	9.60%	5.60%
Since Inception	14.86%	12.92%

C Shares	NAV
1-Year	9.65%
Since Inception	14.91%

R Shares	NAV
1-Year	10.65%
Since Inception	15.99%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.29%	1.29%	7/31/07
Class B	2.04%	2.04%	7/31/07
Class C	2.04%	2.04%	7/31/07
Class R	1.05%	1.05%	7/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses.

Average Annual Total Returns as of 12/31/07

A Shares	NAV	Offer
1-Year	13.56%	7.03%
Since Inception	17.67%	13.78%

B Shares	w/o CDSC	w/CDSC
1-Year	12.75%	8.75%
Since Inception	16.81%	14.79%

C Shares	NAV
1-Year	12.79%
Since Inception	16.87%

R Shares	NAV
1-Year	13.88%
Since Inception	18.00%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$323,709
Number of Common Stocks	73

Top Five Common Stock Holdings[3]
Barrick Gold Corporation	4.6%
Nippon Telegraph & Telephone Corporation, ADR	4.6%
AngloGold Ashanti Limited, Sponsored ADR	4.5%
Newmont Mining Corporation	4.2%
Korea Electric Power Corporation, Sponsored ADR	3.6%

1	Paid December 17, 2007.

2	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007, and ordinary income paid on December 31, 2007.

3	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Semi-Annual Report    Page 8

Fund Spotlight as of 1/31/08 Nuveen Tradewinds Global All-Cap Fund

Country Allocation[1]
United States	38.4%
Japan	16.4%
United Kingdom	7.7%
Canada	7.1%
South Korea	6.2%
South Africa	5.6%
Australia	4.9%
Netherlands	3.3%
France	2.9%
Brazil	2.4%
Norway	1.8%
Switzerland	1.0%
Germany	1.0%
Finland	0.5%
Sweden	0.4%
Italy	0.4%

Industries[1]
Metals & Mining	22.0%
Oil, Gas & Consumable Fuels	8.5%
Electric Utilities	7.4%
Diversified Telecommunication Services	7.3%
Food Products	7.2%
Pharmaceuticals	4.8%
Commercial Services & Supplies	3.3%
Road & Rail	2.7%
Electronic Equipment & Instruments	2.7%
Household Durables	2.2%
Household Products	2.1%
Marine	2.0%
Chemicals	2.0%
Paper & Forest Products	1.8%
Media	1.8%
Biotechnology	1.6%
Short-Term Investments	7.0%
Other	13.6%

1	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (8/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/08)	$1,016.60	$1,012.40	$1,012.40	$1,017.50	$1,018.65	$1,014.77	$1,014.87	$1,019.91
Expenses Incurred During Period	$6.61	$10.55	$10.40	$5.34	$6.61	$10.51	$10.41	$5.35

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.30%, 2.07%, 2.05% and 1.05% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 9

Shareholder

Meeting Report

The special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007; the meeting for Nuveen Tradewinds International Value Fund and Nuveen Tradewinds Global All-Cap Fund was subsequently adjourned to October 22, 2007 and additionally adjourned to November 8, 2007, November 12, 2007 and November 30, 2007.

	Nuveen Tradewinds International Value Fund	Nuveen Tradewinds Global All-Cap Fund
To approve a new investment management agreement:
For	12,478,043	4,195,291
Against	200,688	7,156
Abstain	247,945	445,043
Broker Non-Votes	1,665,810	480,840
Total	14,592,486	5,128,330

To approve a new sub-advisory agreement between Nuveen Asset Management and Tradewinds Global Investors, LLC.:
For	12,437,522	4,189,801
Against	220,523	11,192
Abstain	268,631	446,497
Broker Non-Votes	1,665,810	480,840
Total	14,592,486	5,128,330

Approval of the Board Members was reached as follows:
Robert P. Bremner
For	14,357,517	4,687,336
Withhold	234,969	440,994
Total	14,592,486	5,128,330

Jack B. Evans
For	14,360,517	4,687,336
Withhold	231,969	440,994
Total	14,592,486	5,128,330

William C. Hunter
For	14,358,480	4,686,940
Withhold	234,006	441,390
Total	14,592,486	5,128,330

David J. Kundert
For	14,358,188	4,686,940
Withhold	234,298	441,390
Total	14,592,486	5,128,330

10

	Nuveen Tradewinds International Value Fund	Nuveen Tradewinds Global All-Cap Fund
William J. Schneider
For	14,360,686	4,687,336
Withhold	231,800	440,994
Total	14,592,486	5,128,330

Timothy R. Schwertfeger
For	14,359,171	4,686,967
Withhold	233,315	441,363
Total	14,592,486	5,128,330

Judith M. Stockdale
For	14,361,864	4,687,819
Withhold	230,622	440,511
Total	14,592,486	5,128,330

Carole E. Stone
For	14,360,406	4,687,628
Withhold	232,080	440,702
Total	14,592,486	5,128,330

To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the current fiscal year:
For	14,294,108	4,690,721
Against	103,407	5,733
Abstain	194,971	431,876
Total	14,592,486	5,128,330

11

Portfolio of Investments (Unaudited)

Nuveen Tradewinds International Value Fund

January 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 96.3%

	Aerospace & Defense – 1.8%

314,100	Thales S.A.	$18,203,333
	Beverages – 4.5%

924,800	Coca Cola West Holdings Company	19,743,314

1,575,000	Kirin Brewery Company Limited	25,251,540
	Total Beverages	44,994,854

	Building Products – 1.9%

1,064,300	JS Group Corporation	18,660,535
	Capital Markets – 0.4%

116,600	UBS AG	4,814,414
	Chemicals – 1.9%

9,967,800	Dyno Nobel, Limited	18,404,405
	Commercial Banks – 1.1%

1,623,000	Sumitomo Trust & Banking Company	10,448,639
	Commercial Services & Supplies – 4.2%

368,384	Dai Nippon Printing Co., Ltd., ADR	5,335,637

1,856,000	Dai Nippon Printing Co., Ltd.	27,156,196

964,000	Toppan Printing Company Limited	9,666,749
	Total Commercial Services & Supplies	42,158,582

	Communications Equipment – 3.2%

3,362,950	Alcatel-Lucent	20,978,511

470,750	Telefonaktiebolaget LM Ericsson, Sponsored ADR	10,695,440
	Total Communications Equipment	31,673,951

	Computers & Peripherals – 3.1%

1,163,056	Gemalto N.V., (2)	31,090,440
	Consumer Finance – 1.6%

149,750	ACOM Company Limited	3,756,318

408,050	Takefuji Corporation	11,726,278
	Total Consumer Finance	15,482,596

	Containers & Packaging – 0.8%

447,400	Toyo Seikan Kaisha	8,171,873
	Diversified Telecommunication Services – 15.9%

207,290	Belgacom S.A.	10,137,069

1,495,864	Chunghwa Telecom Co., Ltd., Sponsored ADR	31,627,501

1,378,378	KT Corporation, Sponsored ADR	36,595,936

1,871,400	Nippon Telegraph and Telephone Corporation, ADR	44,745,172

15,346,590	Telecom Italia S.p.A.	35,244,697
	Total Diversified Telecommunication Services	158,350,375

	Electric Utilities – 3.4%

677,300	Centrais Electricas Brasileiras S.A., ADR	8,555,518

669,306	Centrais Electricas Brasileiras S.A., Electrobras	8,333,031

819,125	Korea Electric Power Corporation, Sponsored ADR	16,488,986
	Total Electric Utilities	33,377,535

12

Shares	Description (1)	Value

	Energy Equipment & Services – 0.8%

7,739	Areva CI	$7,494,500
	Food & Staples Retailing – 1.0%

420,000	Seven & I Holdings	10,406,695
	Household Durables – 1.5%

1,291,000	Sekisui House, Ltd.	14,468,140
	Insurance – 1.0%

933,000	Mitsui Sumitomo Insurance Company Limited	9,669,349
	Leisure Equipment & Products – 2.6%

666,100	Fuji Photo Film Co., Ltd.	25,861,913
	Media – 3.0%

1,333,871	Premiere AG, (2)	29,531,037
	Metals & Mining – 21.2%

4,004,600	Alumina Limited	18,859,611

826,750	AngloGold Ashanti Limited, Sponsored ADR	34,367,998

725,100	Apex Silver Mines Limited, (2)	10,332,675

724,635	Barrick Gold Corporation	37,311,456

144,150	Gold Fields Limited, ADR	2,166,575

1,289,850	Gold Fields Limited	19,263,522

422,639	Impala Platinum Holdings Limited	16,059,712

984,780	Ivanhoe Mines Ltd., (2)	9,512,975

2,187,000	Lihir Gold Limited, (2)	7,119,178

121,310	Lonmin PLC	7,061,449

294,800	Newcrest Mining Limited	9,332,109

561,200	Newmont Mining Corporation	30,495,608

716,450	NovaGold Resources Inc., (2)	8,189,024
	Total Metals & Mining	210,071,892

	Oil, Gas, & Consumable Fuels – 10.5%

1,640,000	BP PLC	17,479,129

851,860	ERG Limited	13,852,525

2,637,000	Nippon Oil Corporation	17,888,488

722,600	OPTI Canada Inc., (2)	11,910,791

139,300	Petro Canada	6,352,080

316,068	Royal Dutch Shell PLC, Class B, Sponsored ADR	21,856,102

162,939	Suncor Energy, Inc.	15,313,007
	Total Oil, Gas, & Consumable Fuels	104,652,122

	Paper & Forest Products – 3.1%

1,509,000	Stora Enso Oyj, R Shares	20,980,606

501,800	UPM-Kymmene Corporation	9,513,625
	Total Paper & Forest Products	30,494,231

	Personal Products – 1.5%

636,000	Shiseido Company, Limited	15,015,847

13

Portfolio of Investments (Unaudited)

Nuveen Tradewinds International Value Fund (continued)

January 31, 2008

Shares	Description (1)	Value

	Pharmaceuticals – 3.7%

714,000	Daiichi Sankyo Company Limited	$21,429,922

184,000	Sanofi-Aventis	15,004,815
	Total Pharmaceuticals	36,434,737

	Software – 1.6%

1,350,200	Sega Sammy Holdings Inc.	15,856,197
	Textiles, Apparel & Luxury Goods – 1.0%

764,000	Wacoal Holdings Corporation	10,416,153
	Total Common Stocks (cost $879,301,084)	956,204,345

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 4.0%

$39,783	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/2008, repurchase price $39,784,547, collateralized by $26,905,000 U.S. Treasury Bonds, 7.125%, due 2/15/23, value $36,590,800 and $3,530,000 U.S. Treasury Bonds, 5.250%, due 11/15/28, value $3,993,313	1.550%	2/01/08	$39,782,834

	Total Short-Term Investments (cost $39,782,834)			39,782,834

	Total Investments (cost $919,083,918) – 100.3%			995,987,179

	Other Assets Less Liabilities – (0.3)%			(3,104,546)

	Net Assets – 100%			$992,882,633

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

14

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global All-Cap Fund

January 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 90.7%

	Aerospace & Defense – 1.4%

78,000	Thales S.A.	$4,520,407
	Biotechnology – 1.5%

107,100	Amgen Inc., (2)	4,989,789
	Capital Markets – 1.0%

75,900	UBS AG	3,133,911
	Chemicals – 1.9%

3,358,000	Dyno Nobel, Limited	6,200,164
	Commercial Banks – 0.5%

241,000	Sumitomo Trust & Banking Company	1,551,523
	Commercial Services & Supplies – 3.2%

548,800	Allied Waste Industries, Inc., (2)	5,405,680

25,300	Toppan Printing Company Limited, ADR	1,239,700

362,000	Toppan Printing Company Limited	3,630,045
	Total Commercial Services & Supplies	10,275,425

	Communications Equipment – 0.4%

57,300	LM Ericsson Telefonaktiebolget	1,301,856
	Construction & Engineering – 0.3%

101,000	Chiyoda Corporation	1,190,122
	Construction Materials – 0.4%

666,000	Sumitomo Osaka Cement Company, Limited	1,294,994
	Consumer Finance – 1.1%

127,200	Takefuji Corporation	3,655,392
	Containers & Packaging – 0.5%

87,200	Toyo Seikan Kaisha	1,592,730
	Diversified Telecommunication Services – 7.1%

83,010	KT Corporation, Sponsored ADR	2,203,916

603,200	Nippon Telegraph and Telephone Corporation, ADR	14,422,512

603,200	Sprint Nextel Corporation	6,351,696
	Total Diversified Telecommunication Services	22,978,124

	Electric Utilities – 7.2%

12,700	Ameren Corporation	569,087

531,700	Centrais Electricas Brasileiras S.A., ADR	6,716,328

40,800	DTE Energy Company	1,740,120

92,500	IDACORP, Inc.	3,019,200

560,400	Korea Electric Power Corporation, Sponsored ADR	11,280,852
	Total Electric Utilities	23,325,587

	Electronic Equipment & Instruments – 2.6%

83,000	Samsung SDI Co., Ltd	6,204,598

63,700	Tech Data Corporation, (2)	2,190,006
	Total Electronic Equipment & Instruments	8,394,604

15

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global All-Cap Fund (continued)

January 31, 2008

Shares	Description (1)	Value

	Energy Equipment & Services – 0.4%

21,100	Technip S.A., ADR	$1,344,602

300	Technip SA	19,377
	Total Energy Equipment & Services	1,363,979

	Food & Staples Retailing – 0.5%

59,900	Seven & I Holdings	1,484,193
	Food Products – 7.1%

86,369	Lighthouse Caledonia ASA, (2)	66,248

10,161,000	Marine Harvest, (2)	5,472,070

293,100	Smithfield Foods, Inc., (2)	8,162,835

641,600	Tyson Foods, Inc., Class A	9,142,800
	Total Food Products	22,843,953

	Health Care Equipment & Supplies – 0.9%

217,900	Paramount Bed Company Limited	2,928,811
	Household Durables – 2.1%

614,000	Sekisui House, Ltd.	6,881,052
	Household Products – 2.1%

13,400	KAO Corporation, Sponsored ADR	4,023,115

87,000	KAO Corporation	2,632,496
	Total Household Products	6,655,611

	Insurance – 0.8%

476,100	Benfield Group, Limited	2,556,101
	Internet Software & Services – 0.5%

54,500	eBay Inc., (2)	1,465,505
	IT Services – 1.1%

175,800	Electronic Data Systems Corporation	3,533,580
	Leisure Equipment & Products – 0.4%

1,000	Fields Corporation	1,315,072
	Machinery – 1.0%

52,600	AGCO Corporation, (2)	3,167,572
	Marine – 2.0%

246,300	Stolt-Nielsen S.A.	6,345,277
	Media – 1.7%

15,300	Hakuhodo DY Holdings Inc.	792,258

141,400	Premiere AG, (2)	3,130,504

48,300	Scholastic Corporation, (2)	1,655,241
	Total Media	5,578,003

	Metals & Mining – 21.4%

61,026	Anglo American PLC, (2)	3,372,045

339,000	AngloGold Ashanti Limited, Sponsored ADR	14,092,230

346,000	Apex Silver Mines Limited, (2)	4,930,500

282,500	Barrick Gold Corporation	14,545,925

244,200	Crystallex International Corporation, (2)	490,842

16

Shares	Description (1)	Value

	Metals & Mining (continued)

653,800	Gabriel Resources, Limited, (2)	$1,133,023

238,000	Gold Fields Limited	3,554,458

182,800	Ivanhoe Mines Ltd., (2)	1,765,848

107,418	Kinross Gold Corporation, (2)	2,377,160

2,327,600	Lihir Gold Limited, (2)	7,576,862

415,850	Moto Goldmines, Limited, (2)	1,565,572

245,400	Newmont Mining Corporation	13,335,036

417,000	Orezone Resources Inc., (2)	583,800
	Total Metals & Mining	69,323,301

	Multi-Utilities – 1.5%

180,600	Puget Energy, Inc.	4,722,690
	Oil, Gas, & Consumable Fuels – 8.3%

44,700	BP PLC, Sponsored ADR	2,849,625

91,200	Chevron Corporation	7,706,400

76,400	ERG S.p.A.	1,242,379

82,175	Peabody Energy Corporation	4,439,094

151,800	Royal Dutch Shell PLC, Class B, Sponsored ADR	10,496,970
	Total Oil, Gas, & Consumable Fuels	26,734,468

	Paper & Forest Products – 1.7%

109,800	AbitibiBowater Inc., (2)	2,719,746

190,113	Mondi PLC	1,463,821

73,700	UPM-Kymmene Corporation	1,397,278
	Total Paper & Forest Products	5,580,845

	Pharmaceuticals – 4.7%

168,600	AstraZeneca PLC, Sponsored ADR	7,055,910

149,000	Kissei Pharmaceutical Company Limited	3,185,219

455,900	Patheon Inc., (2)	1,543,808

82,700	Sanofi-Aventis, ADR	3,381,603
	Total Pharmaceuticals	15,166,540

	Road & Rail – 2.7%

68,700	Union Pacific Corporation	8,589,561
	Software – 0.4%

43,000	Microsoft Corporation	1,401,800
	Water Utilities – 0.2%

21,500	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	920,415
	Wireless Telecommunication Services – 0.1%

17,800	Vodafone Group PLC, Sponsored ADR	619,438
	Total Common Stocks (cost $280,007,861)	293,582,395

17

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global All-Cap Fund (continued)

January 31, 2008

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 6.8%

$22,072	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/08, repurchase price $22,073,023, collateralized by $17,540,000 U.S. Treasury Bonds, 6.250%, due 5/15/2030, value $22,516,975	1.550%	2/01/08	$22,072,073

	Total Short-Term Investments (cost $22,072,073)			22,072,073

	Total Investments (cost $302,079,934) – 97.5%			315,654,468

	Other Assets Less Liabilities – 2.5%			8,054,484

	Net Assets – 100%			$323,708,952

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

18

Statement of Assets and Liabilities (Unaudited)

January 31, 2008

	Tradewinds International Value	Tradewinds Global All-Cap
Assets
Investments, at value (cost $919,083,918 and $302,079,934, respectively)	$995,987,179	$315,654,468
Receivables:
Dividends and interest	749,471	144,822
Investments sold	1,886,544	2,671,362
Reclaims	143,790	8,353
Shares sold	3,685,735	8,759,635
Other assets	30,161	1,926
Total assets	1,002,482,880	327,240,566
Liabilities
Payables:
Investments purchased	4,614,455	1,503,739
Shares redeemed	3,386,909	1,639,556
Accrued expenses:
Management fees	857,456	247,287
12b-1 distribution and service fees	218,145	94,683
Other	523,282	46,349
Total liabilities	9,600,247	3,531,614
Net assets	$992,882,633	$323,708,952
Class A Shares
Net assets	$360,578,442	$266,370,514
Shares outstanding	11,434,310	11,009,631
Net asset value per share	$31.53	$24.19
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$33.45	$25.67
Class B Shares
Net assets	$15,692,834	$3,270,504
Shares outstanding	516,592	135,395
Net asset value and offering price per share	$30.38	$24.16
Class C Shares
Net assets	$149,409,164	$45,525,253
Shares outstanding	4,914,929	1,880,952
Net asset value and offering price per share	$30.40	$24.20
Class R Shares
Net assets	$467,202,193	$8,542,681
Shares outstanding	14,753,070	352,952
Net asset value and offering price per share	$31.67	$24.20

Net Assets Consist of:
Capital paid-in	$898,686,051	$310,793,947
Undistributed net investment income (loss)	(7,309,024)	(2,865,110)
Accumulated net realized gain (loss) from investments and foreign currencies	24,592,130	2,209,109
Net unrealized appreciation (depreciation) of investments and foreign currencies	76,913,476	13,571,006
Net assets	$992,882,633	$323,708,952

See accompanying notes to financial statements.

19

Statement of Operations (Unaudited)

Six Months Ended January 31, 2008

	Tradewinds International Value	Tradewinds Global All-Cap
Investment Income
Dividends (net of foreign tax withheld of $333,796 and $47,360, respectively)	$6,330,390	$1,763,928
Interest	758,993	570,348
Total investment income	7,089,383	2,334,276
Expenses
Management fees	5,127,598	1,347,382
12b-1 service fees – Class A	474,372	306,154
12b-1 distribution and service fees – Class B	83,382	10,470
12b-1 distribution and service fees – Class C	769,891	186,455
Shareholders’ servicing agent fees and expenses	957,036	40,134
Custodian’s fees and expenses	175,375	56,790
Trustees’ fees and expenses	9,671	2,746
Professional fees	73,178	19,003
Shareholders’ reports – printing and mailing expenses	214,780	9,203
Federal and state registration fees	89,953	56,367
Other expenses	13,346	3,216
Total expenses before custodian fee credit	7,988,582	2,037,920
Custodian fee credit	(3,272)	(3,110)
Net expenses	7,985,310	2,034,810
Net investment income (loss)	(895,927)	299,466
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	44,190,327	10,399,077
Foreign currencies	(916,821)	(52,333)
Change in net unrealized appreciation (depreciation) of:
Investments	(15,979,723)	(8,090,840)
Foreign currencies	(18,877)	(2,794)
Net realized and unrealized gain (loss)	27,274,906	2,253,110
Net increase (decrease) in net assets from operations	$26,378,979	$2,552,576

See accompanying notes to financial statements.

20

Statement of Changes in Net Assets (Unaudited)

	Tradewinds International Value		Tradewinds Global All-Cap
	Six Months Ended 1/31/08	Year Ended 7/31/07	Six Months Ended 1/31/08	Year Ended 7/31/07
Operations
Net investment income (loss)	$(895,927)	$10,840,883	$299,466	$1,119,588
Net realized gain (loss) from:
Investments	44,190,327	84,321,286	10,399,077	9,134,820
Foreign currencies	(916,821)	(1,098,675)	(52,333)	(85,780)
Change in net unrealized appreciation (depreciation) of:
Investments	(15,979,723)	57,532,332	(8,090,840)	20,708,821
Foreign currencies	(18,877)	(3,091)	(2,794)	(739)
Net increase (decrease) in net assets from operations	26,378,979	151,592,735	2,552,576	30,876,710
Distributions to Shareholders
From net investment income:
Class A	(5,193,886)	(2,797,860)	(3,901,663)	(802,422)
Class B	(99,219)	(32,468)	(22,006)	(335)
Class C	(916,419)	(283,361)	(292,428)	(11,862)
Class R	(7,803,484)	(5,692,548)	(125,185)	(7,677)
From accumulated net realized gains:
Class A	(34,860,055)	(4,302,920)	(13,588,851)	(312,260)
Class B	(1,609,571)	(233,872)	(153,439)	(844)
Class C	(14,809,712)	(2,035,639)	(2,063,966)	(30,152)
Class R	(43,392,197)	(6,906,340)	(347,393)	(2,510)
Decrease in net assets from distribution to shareholders	(108,684,543)	(22,285,008)	(20,494,931)	(1,168,062)
Fund Share Transactions
Proceeds from sale of shares	156,615,803	524,089,034	122,581,304	154,953,855
Proceeds from shares issued to shareholders due to reinvestment of distributions	90,250,890	19,229,809	4,502,453	64,532
	246,866,693	543,318,843	127,083,757	155,018,387
Cost of shares redeemed	(147,437,740)	(418,621,139)	(31,997,598)	(11,544,819)
Redemption fees	14,398	31,628	12,508	2,197
Net increase (decrease) in net assets from Fund share transactions	99,443,351	124,729,332	95,098,667	143,475,765
Net increase (decrease) in net assets	17,137,787	254,037,059	77,156,312	173,184,413
Net assets at the beginning of period	975,744,846	721,707,787	246,552,640	73,368,227
Net assets at the end of period	$992,882,633	$975,744,846	$323,708,952	$246,552,640
Undistributed net investment income (loss) at the end of period	$(7,309,024)	$7,599,911	$(2,865,110)	$1,176,706

See accompanying notes to financial statements.

21

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Tradewinds International Value Fund (“Tradewinds International Value”) and Nuveen Tradewinds Global All-Cap Fund (“Tradewinds Global All-Cap”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Effective February 27, 2007, Tradewinds NWQ Global Investors LLC changed its name to Tradewinds Global Investors LLC (“Tradewinds”). This transition did not cause a change in the portfolio management of the Funds or their investment objectives or policies.

Tradewinds International Value invests in foreign equity securities, including foreign equity securities traded on foreign exchanges and U.S.-traded American Depositary Receipts in an attempt to provide long-term capital appreciation.

Tradewinds Global All-Cap ordinarily invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations, including convertible securities, in an attempt to provide long-term capital appreciation.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. If significant market events occur between the time of the determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Funds’ NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. If it is determined that the market price for any investment is unavailable or inappropriate, the Board of Trustees, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At January 31, 2008, there were no such outstanding purchase commitments in either of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Effective January 31, 2008, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e. greater than 50- percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

22

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the six months ended January 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a ..25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

The Funds impose a 2% redemption fee on certain redemptions or exchange transactions within 30 days of acquisition. During the six months ended January 31, 2008, $14,398 and $12,508 of redemption fees were imposed on shares redeemed from Tradewinds International Value and Tradewinds Global All-Cap, respectively, and were recorded as an increase to the Funds’ capital paid-in.

Derivative Financial Instruments

The Funds are authorized to invest in certain derivative financial instruments including options, futures or swap contracts. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 2008.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Transactions

The Funds are authorized to engage in foreign currency exchange transactions, including foreign currency forward, options and futures contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included with “Net realized gain (loss) from foreign currencies” and “Change in net unrealized appreciation (depreciation) of foreign currencies” in the Statement of Operations.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

23

Notes to Financial Statements (Unaudited) (continued)

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changes for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	Tradewinds International Value
	Six Months Ended 1/31/08		Year Ended 7/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,025,802	$69,376,352	4,858,611	$159,070,934
Class A – automatic conversion of Class B shares	4,847	165,621	31,801	1,001,238
Class B	32,580	1,055,790	69,995	2,188,160
Class C	498,395	15,931,389	1,203,482	37,198,404
Class R	2,050,468	70,086,651	10,072,434	324,630,298
Shares issued to shareholders due to reinvestment of distributions:
Class A	981,406	31,133,542	171,522	5,588,024
Class B	37,311	1,131,629	5,457	171,272
Class C	337,311	10,237,653	46,627	1,464,325
Class R	1,495,555	47,748,066	366,915	12,006,188
	7,463,675	246,866,693	16,826,844	543,318,843
Shares redeemed:
Class A	(2,322,371)	(79,998,962)	(3,195,494)	(105,666,214)
Class B	(48,101)	(1,571,917)	(69,138)	(2,182,690)
Class B – automatic conversion to Class A shares	(5,033)	(165,621)	(32,959)	(1,001,238)
Class C	(485,471)	(15,967,375)	(720,813)	(22,990,185)
Class R	(1,450,280)	(49,733,865)	(8,468,706)	(286,780,812)
Redemption fees:
Class A	—	6,141	—	9,475
Class B	—	187	—	544
Class C	—	2,410	—	4,889
Class R	—	5,660	—	16,720
	(4,311,256)	(147,423,342)	(12,487,110)	(418,589,511)
Net increase (decrease)	3,152,419	$99,443,351	4,339,734	$124,729,332

24

	Tradewinds Global All-Cap
	Six Months Ended 1/31/08		Year Ended 7/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,658,056	$92,996,984	5,479,607	$127,837,817
Class B	103,575	2,726,610	26,108	623,102
Class C	886,259	22,248,333	872,917	20,775,153
Class R	182,070	4,609,377	237,164	5,717,783
Shares issued to shareholders due to reinvestment of distributions:
Class A	128,116	3,119,468	2,165	50,366
Class B	5,585	134,764	13	304
Class C	33,352	805,222	201	4,663
Class R	18,138	442,999	395	9,199
	5,015,151	127,083,757	6,618,570	155,018,387
Shares redeemed:
Class A	(1,072,605)	(26,448,798)	(362,591)	(8,750,329)
Class B	(3,716)	(90,492)	(12,632)	(273,819)
Class C	(125,867)	(3,096,931)	(46,030)	(1,016,620)
Class R	(90,021)	(2,361,377)	(69,942)	(1,504,051)
Redemption fees:
Class A	—	10,268	—	1,975
Class B	—	297	—	5
Class C	—	1,678	—	177
Class R	—	265	—	40
	(1,292,209)	(31,985,090)	(491,195)	(11,542,622)
Net increase (decrease)	3,722,942	$95,098,667	6,127,375	$143,475,765
3. Investment Transactions

Purchases and sales (excluding short-term investments) for the six months ended January 31, 2008, were as follows:

	Tradewinds International Value	Tradewinds Global All-Cap
Purchases	$266,143,843	$116,104,227
Sales	269,414,595	47,147,169

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At January 31, 2008, the cost of investments was as follows:

	Tradewinds International Value	Tradewinds Global All-Cap
Cost of investments	$922,880,590	$303,163,534

25

Notes to Financial Statements (Unaudited) (continued)

Gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 2008, were as follows:

	Tradewinds International Value	Tradewinds Global All-Cap
Gross unrealized:
Appreciation	$131,169,172	$29,544,277
Depreciation	(58,062,583)	(17,053,343)
Net unrealized appreciation (depreciation) of investments	$73,106,589	$12,490,934

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2007, the Funds’ last tax year end, were as follows:

	Tradewinds International Value	Tradewinds Global All-Cap
Undistributed net ordinary income*	$51,869,678	$8,378,860
Undistributed net long-term capital gains	35,517,063	1,897,460

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2007, was designated for purposes of the dividends paid deduction as follows:

	Tradewinds International Value	Tradewinds Global All-Cap
Distributions from net ordinary income*	$14,277,322	$1,360,528
Distributions from net long-term capital gains	10,948,375	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

5. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Tradewinds International Value Fund-Level Fee Rate	Tradewinds Global All-Cap Fund-Level Fee Rate
For the first $125 million	.8500%	.7500%
For the next $125 million	.8375	.7375
For the next $250 million	.8250	.7250
For the next $500 million	.8125	.7125
For the next $1 billion	.8000	.7000
For net assets over $2 billion	.7750	.6750

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of January 31, 2008, the complex-level fee rate was .1847%.

26

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490
(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Tradewinds, of which Nuveen owns a controlling interest while key management of Tradewinds owns a non-controlling minority interest. Tradewinds is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Tradewinds International Value through November 30, 2008, in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.50% of the average daily net assets.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Tradewinds Global All-Cap through November 30, 2009, in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.30% of the average daily net assets and from exceeding 1.55% after November 30, 2009.

The Adviser may also voluntarily reimburse additional expenses from time to time in either of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

27

Notes to Financial Statements (Unaudited) (continued)

During the six months ended January 31, 2008, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Tradewinds International Value	Tradewinds Global All-Cap
Sales charges collected	$140,678	$397,672
Paid to financial intermediaries	127,483	374,298

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended January 31, 2008, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Tradewinds International Value	Tradewinds Global All-Cap
Commission advances	$137,493	$342,588

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended January 31, 2008, the Distributor retained such 12b-1 fees as follows:

	Tradewinds International Value	Tradewinds Global All-Cap
12b-1 fees retained	$203,492	$125,654

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended January 31, 2008, as follows:

	Tradewinds International Value	Tradewinds Global All-Cap
CDSC retained	$42,889	$36,578

At January 31, 2008, Nuveen owned 1,250 shares of each share class of Tradewinds Global All-Cap.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser and, if applicable, each sub-advisory agreement between the Adviser and any sub-adviser of the Funds, and resulted in the automatic termination of each such agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser, and, if applicable, a new sub-advisory agreement between the Adviser and the sub-adviser on the same terms as the previous agreements. Each new ongoing investment management agreement and sub-advisory agreement, if applicable, was approved by the shareholders of each Fund and took effect on November 30, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

28

6. New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of January 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

29

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions							Ratios/Supplemental Data
TRADEWINDS INTERNATIONAL VALUE													Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Redemp- tion Fees(a)		Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/99)
2008(e)	$34.42	$(.03)	$.92	$.89	$(.45)	$(3.33)	$(3.78)	—	***	$31.53	2.67%	$360,578	1.55	%*	(.16	)%*	1.55	%*	(.16	)%*	1.55	%*	(.16	)%*	27%
2007	30.05	.36	4.76	5.12	(.27)	(.48)	(.75)	—	***	34.42	17.19	369,845	1.52		1.08		1.52		1.08		1.52		1.08		56
2006	25.43	.57	4.21	4.78	(.17)	—	(.17)	.01		30.05	18.88	266,781	1.63		1.95		1.63		1.95		1.63		1.95		28
2005	20.82	.35	4.44	4.79	(.18)	—	(.18)	—		25.43	23.02	60,131	1.59		1.43		1.59		1.43		1.59		1.43		24
2004	16.01	.24	4.72	4.96	(.18)	—	(.18)	.03		20.82	31.21	5,580	1.74		1.24		1.74		1.24		1.74		1.25		41
2003	13.95	.20	1.82	2.02	—	—	—	.04		16.01	14.77	3,898	2.45		.74		1.75		1.43		1.73		1.46		172	**
Class B (12/99)
2008(e)	33.16	(.15)	.89	.74	(.19)	(3.33)	(3.52)	—	***	30.38	2.27	15,693	2.30	*	(.90	)*	2.30	*	(.90	)*	2.30	*	(.90	)*	27
2007	28.98	.10	4.60	4.70	(.04)	(.48)	(.52)	—	***	33.16	16.33	16,574	2.27		.32		2.27		.32		2.27		.32		56
2006	24.56	.27	4.14	4.41	—	—	—	.01		28.98	18.00	15,258	2.33		.96		2.33		.96		2.33		.96		28
2005	20.13	.08	4.37	4.45	(.02)	—	(.02)	—		24.56	22.10	9,781	2.33		.33		2.33		.33		2.33		.33		24
2004	15.53	.08	4.58	4.66	(.06)	—	(.06)	—		20.13	30.00	5,378	2.50		.42		2.50		.42		2.49		.43		41
2003	13.68	.11	1.74	1.85	—	—	—	—		15.53	13.52	3,819	3.16		.13		2.50		.80		2.46		.83		172	**
Class C (12/99)
2008(e)	33.18	(.15)	.89	.74	(.19)	(3.33)	(3.52)	—	***	30.40	2.31	149,409	2.30	*	(.91	)*	2.30	*	(.91	)*	2.30	*	(.91	)*	27
2007	29.00	.10	4.60	4.70	(.04)	(.48)	(.52)	—	***	33.18	16.31	151,462	2.27		.32		2.27		.32		2.27		.32		56
2006	24.58	.33	4.08	4.41	—	—	—	.01		29.00	17.98	117,016	2.37		1.17		2.37		1.17		2.37		1.17		28
2005	20.14	.12	4.34	4.46	(.02)	—	(.02)	—		24.58	22.08	27,515	2.35		.49		2.35		.49		2.35		.50		24
2004	15.55	.08	4.57	4.65	(.06)	—	(.06)	—		20.14	29.96	6,133	2.50		.44		2.50		.44		2.49		.44		41
2003	13.68	.09	1.77	1.86	—	—	—	.01		15.55	13.67	4,004	3.19		(.05)		2.50		.63		2.48		.66		172	**
Class R (12/99)
2008(e)	34.59	.01	.94	.95	(.54)	(3.33)	(3.87)	—	***	31.67	2.79	467,202	1.31	*	.08	*	1.31	*	.08	*	1.31	*	.08	*	27
2007	30.19	.47	4.76	5.23	(.35)	(.48)	(.83)	—	***	34.59	17.49	437,863	1.26		1.43		1.26		1.43		1.26		1.43		56
2006	25.55	.68	4.19	4.87	(.24)	—	(.24)	.01		30.19	19.14	322,653	1.39		2.31		1.39		2.31		1.39		2.31		28
2005	20.91	.29	4.58	4.87	(.23)	—	(.23)	—		25.55	23.33	30,089	1.32		1.18		1.32		1.18		1.32		1.18		24
2004	16.10	.28	4.75	5.03	(.22)	—	(.22)	—		20.91	31.31	20,705	1.49		1.44		1.49		1.44		1.49		1.44		41
2003	14.04	.27	1.79	2.06	—	—	—	—		16.10	14.67	14,051	2.17		1.22		1.50		1.90		1.46		1.93		172	**

*	Annualized.
**	The cost of securities acquired in the acquisition of Nuveen European Value Fund of $4,173,965 was excluded from the portfolio turnover rate calculation.
***	Redemption Fees round to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For six months ended January 31, 2008.

See accompanying notes to financial statements.

30

Selected data for a share outstanding throughout the period:

Class (Inception Date)
		Investment Operations			Less Distributions							Ratios/Supplemental Data
TRADEWINDS GLOBAL ALL-CAP													Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Redemp- tion Fees(a)		Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (3/06)
2008(f)	$25.54	$.04	$.37	$.41	$(.37)	$(1.39)	$(1.76)	—	**	$24.19	1.66%	$266,371	1.30	%*	.30	%*	1.30	%*	.30	%*	1.30	%*	.31	%*	18%
2007	20.80	.18	4.77	4.95	(.15)	(.06)	(.21)	—	**	25.54	23.88	211,912	1.29		.77		1.29		.77		1.29		.77		22
2006(e)	20.00	.04	.76	.80	—	—	—	—		20.80	4.00	66,065	1.48	*	.55	*	1.48	*	.56	*	1.47	*	.57	*	5
Class B (3/06)
2008(f)	25.43	(.07)	.37	.30	(.18)	(1.39)	(1.57)	—	**	24.16	1.24	3,271	2.07	*	(.55	)*	2.07	*	(.55	)*	2.07	*	(.55	)*	18
2007	20.74	.02	4.75	4.77	(.02)	(.06)	(.08)	—	**	25.43	23.06	762	2.04		.07		2.04		.07		2.04		.07		22
2006(e)	20.00	.01	.73	.74	—	—	—	—		20.74	3.70	341	2.62	*	(.22	)*	2.27	*	.14	*	2.27	*	.14	*	5
Class C (3/06)
2008(f)	25.45	(.06)	.38	.32	(.18)	(1.39)	(1.57)	—	**	24.20	1.24	45,525	2.05	*	(.47	)*	2.05	*	(.47	)*	2.05	*	(.47	)*	18
2007	20.75	.01	4.77	4.78	(.02)	(.06)	(.08)	—	**	25.45	23.10	27,666	2.04		.03		2.04		.03		2.04		.03		22
2006(e)	20.00	(.01)	.76	.75	—	—	—	—		20.75	3.75	5,397	2.30	*	(.11	)*	2.28	*	(.08	)*	2.27	*	(.07	)*	5
Class R (3/06)
2008(f)	25.59	.07	.36	.43	(.43)	(1.39)	(1.82)	—	**	24.20	1.75	8,543	1.05	*	.53	*	1.05	*	.53	*	1.05	*	.54	*	18
2007	20.81	.26	4.77	5.03	(.19)	(.06)	(.25)	—	**	25.59	24.22	6,213	1.05		1.09		1.05		1.09		1.05		1.09		22
2006(e)	20.00	.08	.73	.81	—	—	—	—		20.81	4.10	1,564	1.64	*	.79	*	1.27	*	1.16	*	1.27	*	1.17	*	5

*	Annualized.
**	Redemption Fees round to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period March 28, 2006 (commencement of operations) through July 31, 2006.
(f)	For six months ended January 31, 2008.

See accompanying notes to financial statements.

31

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

32

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Tradewinds Global Investors, LLC 2049 Century Park East Los Angeles, CA 90067	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: Each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

33

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $164 billion in assets as of December 31, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

MSA-GRW-0108D

NUVEEN INVESTMENTS MUTUAL FUNDS

Semi-Annual Report dated January 31, 2008	For investors seeking long-term capital appreciation with lower absolute volatility than the broad equity market.

Nuveen Investments

Equity Funds

Nuveen Symphony Optimized Alpha Fund

NOW YOU CAN RECEIVE YOUR

NUVEEN INVESTMENTS FUND REPORTS FASTER.

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IT’S FAST, EASY & FREE:

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if you get your Nuveen Investments Fund dividends and statements from your financial advisor or brokerage account.

(Be sure to have the address sheet that accompanied this report handy. You’ll need it to complete the enrollment process.)

OR

www.nuveen.com/accountaccess

if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

“But one thing we do know is that a well-balanced portfolio can provide diversification that can reduce overall investment risk.”

Dear Shareholder,

I am very pleased to announce the new Nuveen Symphony Optimized Alpha Fund covered in this report. The Fund began investment operations on September 28, 2007. The Fund features portfolio management by Symphony Asset Management LLC (Symphony). For more information on the Fund’s performance, please read the Portfolio Manager’s Comments and Fund Spotlight sections of this report.

As we begin a new year, no one knows for certain what the future will bring. But one thing we do know is that a well-balanced portfolio can provide diversification that can reduce overall investment risk. To learn more about the potential benefits of portfolio diversification, we encourage you to consult a trusted financial advisor. He or she should be able to help you understand how an investment like your Nuveen Fund can be an important building block in a portfolio crafted to perform well through a variety of market conditions.

I also wanted to update you on some important news about Nuveen Investments. The firm recently was acquired by a group led by Madison Dearborn Partners, LLC. While this affected the corporate structure of Nuveen Investments, it has no impact on the investment objectives or portfolio management strategies of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

March 14, 2008

Semi-Annual Report    Page 1

Portfolio Manager’s Comments

The Nuveen Symphony Optimized Alpha Fund features portfolio management by Symphony Asset Management, LLC (Symphony). We recently spoke with David Wang who is the portfolio manager for the Fund about the key investment strategies and performance of the Fund. David, who has 14 years of industry experience, has managed the Fund since its inception.

How did the Fund perform and what were the main contributors and detractors from the Funds’ performance during the period since inception through January 31, 2008?

The Nuveen Symphony Optimized Alpha Fund began investment operations on September 28, 2007. For a portion of the period from inception to period end, we were involved in the initial invest-up phase. The table on page three provides performance information for the Fund (Class A shares at net asset value) since inception through January 31, 2008. The table also compares the Fund’s performance to appropriate benchmarks. During the period from the Fund’s inception to the end of the period, the Fund outperformed both of its benchmarks.

The Fund seeks to produce returns independent of market direction without the risks associated with shorting stock. Success or failure is measured on an absolute basis rather than relative to a benchmark, and aims to provide better downside protection than benchmark oriented long-only funds. The Fund is constructed from Symphony’s best U.S. equity ideas in a way that seeks to provide the highest projected return per unit of total risk, as opposed to risk relative to a benchmark. This objective is pursued by selecting attractive, low correlated securities that when combined, seek to reduce risk in the portfolio. The construction process seeks to reduce absolute risk by combining stocks with certain characteristics such as low correlation while utilizing risk controls such as industry weight.

The two primary conditions that helped the portfolio’s performance were an underweight to financials and an overweight in health care as compared to our benchmarks. The Fund’s performance was negatively impacted by our holdings in the consumer discretionary and energy sectors. During the period, some top contributing holdings on a relative basis were: biotechnology company Genzyme Corporation, global consumer products producer Colgate Palmolive Co., and the world’s leading producer of potash and phosphate crop nutrients Mosaic Co. Detractors from performance on a relative basis were: managed care services provider Wellcare Health Plans, aerospace and aircraft manufacturer Boeing Co. and satellite television provider Dish Network Corporation.

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise shareholders of such changes.

Semi-Annual Report  l  Page 2

Class A Shares—

Cumulative Total Returns as of 1/31/08

Since Inception (9/28/07)
Nuveen Symphony Optimized Alpha Fund A Shares at NAV A Shares at Offer	-6.70% -12.06%
Lipper Multi-Cap Core Funds Index[1]	-8.88%
S&P 500 Index[2]	-9.13%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Shares for a short period of time should not be the sole basis for an investment decision. For the most recent month-end performance, call (800) 257-8787.

Please see the Fund’s Spotlight Page on page four for more complete performance data and expense ratios.

1	The Lipper Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Semi-Annual Report    Page 3

Fund Spotlight as of 1/31/08 Nuveen Symphony Optimized Alpha Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$18.66	$18.62	$18.62	$18.68
Inception Date	9/28/07	9/28/07	9/28/07	9/28/07

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Cumulative Total Returns as of 1/31/08

A Shares	NAV	Offer
Since Inception	-6.70%	-12.06%

B Shares	w/o CDSC	w/CDSC
Since Inception	-6.90%	-11.56%

C Shares	NAV
Since Inception	-6.90%

R Shares	NAV
Since Inception	-6.60%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.58%	1.45%	9/28/07
Class B	2.33%	2.20%	9/28/07
Class C	2.33%	2.20%	9/28/07
Class R	1.33%	1.20%	9/28/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, and are estimated for the Fund’s first fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expense through November 30, 2010. Absent the waiver, reimbursement and credit, expenses would be higher and total returns would be less. These expense ratios may vary from the expense ratio shown elsewhere in this report.

Cumulative Total Returns as of 12/31/07

A Shares	NAV	Offer
Since Inception	-2.00%	-7.63%

B Shares	w/o CDSC	w/CDSC
Since Inception	-2.20%	-7.09%

C Shares	NAV
Since Inception	-2.20%

R Shares	NAV
Since Inception	-1.95%

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	$1,196
Number of Common Stocks	77

Top Five Common Stock Holdings[1]
Colgate-Palmolive Company	3.9%
Lockheed Martin Corporation	3.8%
AFLAC Incorporated	3.6%
Baxter International Inc.	3.5%
Kimberly-Clark Corporation	3.2%

1	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Semi-Annual Report  l  Page 4

Fund Spotlight as of 1/31/08 Nuveen Symphony Optimized Alpha Fund

Industries[1]
Aerospace & Defense	9.2%
Household Products	8.8%
Health Care Providers & Services	7.8%
Insurance	7.7%
Health Care Equipment & Supplies	7.3%
Electric Utilities	6.1%
Food Products	5.8%
Computers & Peripherals	5.8%
Pharmaceuticals	4.4%
Energy Equipment & Services	4.0%
Beverages	3.9%
Biotechnology	3.5%
Software	3.4%
Media	3.4%
IT Services	2.5%
Tobacco	2.3%
Other	14.1%

1	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below reflect only the first 126 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (9/28/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/08)	$933.00	$931.00	$931.00	$934.00	$1,012.46	$1,009.87	$1,009.87	$1,013.32
Expenses Incurred During Period	$4.64	$7.13	$7.13	$3.81	$4.83	$7.42	$7.42	$3.96

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.39%, 2.14%, 2.14% and 1.14% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 126/365 (to reflect the 126 days in the period since the Fund’s commencement of operations).

Semi-Annual Report  l  Page 5

Portfolio of Investments (Unaudited)

Nuveen Symphony Optimized Alpha Fund

January 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 97.5%

	Aerospace & Defense – 8.9%

320	Boeing Company	$26,618

410	Lockheed Martin Corporation	44,247

550	Raytheon Company	35,827
	Total Aerospace & Defense	106,692

	Beverages – 3.8%

150	Anheuser-Busch Companies, Inc.	6,978

430	Coca-Cola Company	25,443

380	Pepsi Bottling Group, Inc.	13,243
	Total Beverages	45,664

	Biotechnology – 3.4%

130	Genentech, Inc., (2)	9,125

400	Genzyme Corporation, (2)	31,252
	Total Biotechnology	40,377

	Chemicals – 1.4%

180	Mosaic Company, (2)	16,382
	Commercial Services & Supplies – 1.9%

100	Dun and Bradstreet Inc.	9,198

150	Stericycle Inc., (2)	8,889

160	Waste Management, Inc.	5,190
	Total Commercial Services & Supplies	23,277

	Computers & Peripherals – 5.6%

230	Apple, Inc., (2)	31,133

400	Dell Inc., (2)	8,016

200	International Business Machines Corporation (IBM)	21,468

280	Network Appliance, Inc., (2)	6,502
	Total Computers & Peripherals	67,119

	Diversified Financial Services – 0.5%

170	Eaton Vance Corporation	6,336
	Diversified Telecommunication Services – 0.5%

150	Verizon Communications Inc.	5,826
	Electric Utilities – 6.0%

210	American Electric Power Company, Inc.	8,994

280	DPL Inc.	7,773

480	Edison International	25,037

120	FPL Group, Inc.	7,738

230	Great Plains Energy Incorporated	6,412

740	Reliant Energy Inc., (2)	15,740
	Total Electric Utilities	71,694

	Electronic Equipment & Instruments – 1.6%

70	Mettler-Toledo International Inc., (2)	6,951

180	Tech Data Corporation, (2)	6,188

120	Thermo Fisher Scientific, Inc., (2)	6,179
	Total Electronic Equipment & Instruments	19,318

Shares	Description (1)	Value

	Energy Equipment & Services – 3.9%

170	Dresser Rand Group, Inc., (2)	$5,389

330	Helmerich & Payne Inc.	12,943

230	Noble Corporation	10,067

120	Tidewater Inc.	6,355

100	Transocean Inc., (2)	12,260
	Total Energy Equipment & Services	47,014

	Food Products – 5.7%

450	General Mills, Inc.	24,575

510	H.J. Heinz Company	21,706

450	Kellogg Company	21,555
	Total Food Products	67,836

	Gas Utilities – 2.0%

460	Questar Corporation	23,419
	Health Care Equipment & Supplies – 7.1%

680	Baxter International Inc.	41,303

210	Becton, Dickinson and Company	18,171

230	DENTSPLY International Inc.	9,501

150	Express Scripts, Inc., (2)	10,124

180	Lincare Holdings, (2)	6,014
	Total Health Care Equipment & Supplies	85,113

	Health Care Providers & Services – 7.6%

210	Coventry Health Care, Inc., (2)	11,882

120	Henry Schein Inc., (2)	6,976

340	Humana Inc., (2)	27,302

180	Laboratory Corporation of America Holdings, (2)	13,298

210	Wellcare Health Plans Inc., (2)	9,868

280	Wellpoint Inc., (2)	21,896
	Total Health Care Providers & Services	91,222

	Hotels, Restaurants & Leisure – 0.5%

110	McDonald’s Corporation	5,891
	Household Products – 8.6%

120	Church & Dwight Company Inc.	6,386

590	Colgate-Palmolive Company	45,426

560	Kimberly-Clark Corporation	36,764

220	Procter & Gamble Company	14,509
	Total Household Products	103,085

	Insurance – 7.5%

690	AFLAC Incorporated	42,318

230	American Financial Group Inc.	6,378

130	Arch Capital Group Limited, (2)	9,160

230	Axis Capital Holdings Limited	9,209

200	HCC Insurance Holdings Inc.	5,572

170	Philadelphia Consolidated Holding Corporation, (2)	6,086

Portfolio of Investments (Unaudited)

Nuveen Symphony Optimized Alpha Fund (continued)

January 31, 2008

Shares	Description (1)	Value

	Insurance (continued)

380	WR Berkley Corporation	$11,499
	Total Insurance	90,222

	IT Services – 2.4%

650	Accenture Limited	22,503

110	FactSet Research Systems Inc.	6,152
	Total IT Services	28,655

	Life Sciences Tools & Services – 0.9%

130	Covance, Inc., (2)	10,811
	Media – 3.3%

560	Dish Network Corporation, (2)	15,814

130	Meredith Corporation	6,109

460	Regal Entertainment Group, Class A	8,528

290	Walt Disney Company	8,680
	Total Media	39,131

	Metals & Mining – 1.3%

170	Freeport-McMoRan Copper & Gold, Inc.	15,135
	Multiline Retail – 1.8%

130	Costco Wholesale Corporation	8,832

220	Target Corporation	12,228
	Total Multiline Retail	21,060

	Multi-Utilities – 0.4%

210	MDU Resources Group Inc.	5,443
	Paper & Forest Products – 0.5%

130	Rayonier Inc.	5,502
	Pharmaceuticals – 4.3%

510	Abbott Laboratories	28,713

430	Eli Lilly and Company	22,154
	Total Pharmaceuticals	50,867

	Road & Rail – 0.5%

130	Landstar System	6,504
	Software – 3.3%

620	Adobe Systems Incorporated, (2)	21,657

430	Autodesk, Inc., (2)	17,695
	Total Software	39,352

	Tobacco – 2.3%

520	UST Inc.	27,019
	Total Investments (cost $1,216,304) – 97.5%	1,165,966

	Other Assets Less Liabilities – 2.5%	29,821

	Net Assets – 100%	$1,195,787

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing.

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited)

Nuveen Symphony Optimized Alpha Fund

January 31, 2008

Assets
Investments, at value (cost $1,216,304)	$1,165,966
Cash	76,557
Receivables:
Dividends	576
From Adviser	4,033
Total assets	1,247,132
Liabilities
Payable:
Investments purchased	42,398
Shares redeemed	1,114
Accrued expenses:
12b-1 distribution and service fees	453
Other	7,380
Total liabilities	51,345
Net assets	$1,195,787
Class A Shares
Net assets	$233,310
Shares outstanding	12,500
Net asset value per share	$18.66
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$19.80
Class B Shares
Net assets	$232,708
Shares outstanding	12,500
Net asset value and offering price per share	$18.62
Class C Shares
Net assets	$232,708
Shares outstanding	12,500
Net asset value and offering price per share	$18.62
Class R Shares
Net assets	$497,061
Shares outstanding	26,610
Net asset value and offering price per share	$18.68

Net Assets Consist of:
Capital paid-in	$1,268,828
Undistributed net investment income (loss)	(1,635)
Accumulated net realized gain (loss) from investments	(21,068)
Net unrealized appreciation (depreciation) of investments	(50,338)
Net assets	$1,195,787

See accompanying notes to financial statements.

Statement of Operations (Unaudited)

Nuveen Symphony Optimized Alpha Fund

For the period September 28, 2007 (commencement of operations) through January 31, 2008

Investment Income
Dividend and interest income	$4,264
Expenses
Management fees	3,266
12b-1 service fees – Class A	212
12b-1 distribution and service fees – Class B	846
12b-1 distribution and service fees – Class C	846
Shareholders’ servicing agent fees and expenses	105
Custodian’s fees and expenses	3,415
Trustees’ fees and expenses	33
Professional fees	3,938
Shareholders’ reports – printing and mailing expenses	2,113
Federal and state registration fees	668
Other expenses	1,082
Total expenses before custodian fee credit and expense reimbursement	16,524
Custodian fee credit	(148)
Expense reimbursement	(10,477)
Net expenses	5,899
Net investment income (loss)	(1,635)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(21,068)
Change in net unrealized appreciation (depreciation) of investments	(50,338)
Net realized and unrealized gain (loss)	(71,406)
Net increase (decrease) in net assets from operations	$(73,041)

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)

Nuveen Symphony Optimized Alpha Fund

For the period September 28, 2007 (commencement of operations) through January 31, 2008

Operations
Net investment income (loss)	$(1,635)
Net realized gain (loss) from investments	(21,068)
Change in net unrealized appreciation (depreciation) of investments	(50,338)
Net increase (decrease) in net assets from operations	(73,041)
Fund Share Transactions
Proceeds from sale of shares	1,270,200
Cost of shares redeemed	(1,372)
Net increase (decrease) in net assets from Fund share transactions	1,268,828
Net increase (decrease) in net assets	1,195,787
Net assets at the beginning of period	—
Net assets at the end of period	$1,195,787
Undistributed net investment income (loss) at the end of period	$(1,635)

See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony Optimized Alpha Fund (the “Fund”), among others. The Trust was organized as a Massachusetts business trust in 1997.

The Fund ordinarily invests at least 80% of its net assets in equity securities of companies with varying market capitalizations in an attempt to provide long-term capital appreciation with lower absolute volatility than the broad equity market.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. If it is determined that the market price for an investment is unavailable or inappropriate, the Board of Trustees, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized lost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Federal Income Taxes

The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Effective January 31, 2008, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e. greater than 50-percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Fund to analyze the open tax year, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). The Fund has no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund has reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax returns and concluded the adoption of FIN 48 resulted in no impact to the Fund’s net assets or results of operations as of and during the period September 28, 2007 (commencement of operations) through January 31, 2008.

The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares, however, the Fund will issue Class B Shares only upon exchange of Class B Shares from another Nuveen fund or for purposes of dividend reinvestment. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B

Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative financial instruments including options, futures or swap contracts. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period September 28, 2007 (commencement of operations) through January 31, 2008.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investment. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares for the period September 28, 2007 (commencement of operations) through January 31, 2008, were as follows:

	Shares	Amount
Shares sold:
Class A	12,500	$250,000
Class B	12,500	250,000
Class C	12,500	250,000
Class R	26,684	520,200
	64,184	1,270,200
Shares redeemed:
Class A	—	—
Class B	—	—
Class C	—	—
Class R	(74)	(1,372)
	(74)	(1,372)
Net increase (decrease)	64,110	$1,268,828

Notes to Financial Statements (Unaudited) (continued)

3. Investment Transactions

Purchases and sales (excluding short-term investments) for the period September 28, 2007 (commencement of operations) through January 31, 2008, aggregated $1,518,401 and $281,030, respectively.

4. Income Tax Information

The following information is determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

At January 31, 2008, the cost of investments was $1,216,304.

Gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 2008, were as follows:

Gross unrealized:
Appreciation	$27,281
Depreciation	(77,619)
Net unrealized appreciation (depreciation) of investments	$(50,338)

During the period September 28, 2007 (commencement of operations) through January 31, 2008, the Fund made no distributions to its shareholders.

5. Management Fees and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for the Fund is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.7500%
For the next $125 million	.7375
For the next $250 million	.7250
For the next $500 million	.7125
For the next $1 billion	.7000
For net assets over $2 billion	.6750

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of January 31, 2008, the complex-level fee rate was .1847%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Symphony Asset Management (“Symphony”), a wholly owned subsidiary of Nuveen, under which Symphony manages the investment portfolio of the Fund. Symphony is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.20% of the average daily net assets through November 30, 2010 (1.45% after November 30, 2010). The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At January 31, 2008, Nuveen owned 12,500 shares of each class of the Fund.

During the period September 28, 2007 (commencement of operations) through January 31, 2008, Nuveen Investments, LLC, a wholly owned subsidiary of Nuveen, retained all 12b-1 fees.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between the Fund and the Adviser and, if applicable, the sub-advisory agreement between the Adviser and sub-adviser of the Fund, and resulted in the automatic termination of each such agreement. The Board of Trustees of the Fund considered and approved a new investment management agreement with the Adviser, and, if applicable, a new sub-advisory agreement between the Adviser and the sub-adviser on the same terms as the previous agreements. Each new ongoing investment management agreement and sub-advisory agreement, if applicable, was approved by the shareholders of the Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of the Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Fund is generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Fund to pursue its investment objectives and policies.

6. New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of January 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

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Financial Highlights (Unaudited)

Selected data for a share outstanding throughout the period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (9/07)
2008(e)	$20.00	$(.01)	$(1.33)	$(1.34)	$—	$—	$—	$18.66	(6.70)%	$233	4.39	%*	(3.16	)%*	1.43	%*	(.20	)%*	1.39	%*	(.15	)%*	27%
Class B (9/07)
2008(e)	20.00	(.06)	(1.32)	(1.38)	—	—	—	18.62	(6.90)	233	5.14	*	(3.90	)*	2.18	*	(.94	)*	2.14	*	(.90	)*	27
Class C (9/07)
2008(e)	20.00	(.06)	(1.32)	(1.38)	—	—	—	18.62	(6.90)	233	5.14	*	(3.90	)*	2.18	*	(.94	)*	2.14	*	(.90	)*	27
Class R (9/07)
2008(e)	20.00	— **	(1.32)	(1.32)	—	—	—	18.68	(6.60)	497	4.24	*	(3.08	)*	1.18	*	(.02	)*	1.14	*	.02	*	27

*	Annualized.
**	Per share Net Investment Income (Loss) rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period September 28, 2007 (commencement of operations) through January 31, 2008.

See accompanying notes to financial statements.

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Annual Investment Management Agreement Approval Process

The Board Members are responsible for overseeing the performance of the investment adviser to the Fund and determining whether to approve the advisory arrangements. At a meeting held on May 21-23, 2007 (the “May Meeting”), the Board Members of the Fund, including the Independent Board Members, unanimously approved the Investment Management Agreement between the Fund and Nuveen Asset Management (“NAM” or the “Adviser”), and the Sub-Advisory Agreement between NAM and Symphony Asset Management LLC (“Symphony” or the “Sub-Adviser”) on behalf of the Fund. NAM and the Sub-Adviser are each a “Fund Adviser.” The foregoing Investment Management Agreement with NAM and Sub-Advisory Agreement with the Sub-Adviser are hereafter referred to as the “Original Investment Management Agreement” and “Original Sub-Advisory Agreement,” respectively.

Subsequent to the May Meeting, Nuveen Investments, Inc. (“Nuveen”), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm (the “Transaction”). The Original Investment Management Agreement and Original Sub-Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), each provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of the Original Investment Management Agreement and Original Sub-Advisory Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the “July Meeting”), the Board Members, including the Independent Board Members, unanimously approved a new Investment Management Agreement (the “New Investment Management Agreement”) with NAM on behalf of the Fund and a new Sub-Advisory Agreement (the “New Sub-Advisory Agreement”) between NAM and the Sub-Adviser to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that the New Investment Management Agreement and the New Sub-Advisory Agreement be approved by the Fund’s shareholders in order for them to become effective. Accordingly, the New Investment Management Agreement and the New Sub-Advisory Agreement were approved by the Fund’s initial sole shareholder, NAM.

I. Approval of the Original Investment Management Agreement and Original Sub-Advisory Agreement

To assist the Board in its evaluation of the respective advisory agreement with a Fund Adviser, the Independent Board Members received materials, well in advance of the May Meeting, which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the hypothetical performance record of certain investment strategies (as described below);

•	the profitability of Nuveen (which incorporated Nuveen’s wholly-owned subsidiaries);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with those of comparable, unaffiliated funds, based on information and data provided by an independent third party;

•	the advisory fees the Fund Adviser assesses to other types of investment products or clients;

•

the expected expenses of the Fund, including comparisons of the Fund’s expected total expense ratio with the expense ratios of comparable, unaffiliated funds, based on information and data provided by an independent third party;

•	the soft dollar practices of the Fund Adviser, if any; and

•	from legal counsel, a legal memorandum describing, among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

Prior to and after reviewing the written materials provided and further discussions, the Independent Board Members met privately with their legal counsel to review the Board’s duties under the 1940 Act as well as the general principles of state law in reviewing and approving advisory contracts, an adviser’s fiduciary duty with respect to advisory agreements and compensation, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and the factors to be considered in voting on advisory contracts. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of certain investment strategies (as described below); (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors. In addition, the Board Members meet regularly throughout the year to oversee Nuveen funds, including funds currently advised by the Fund Advisers. In evaluating the advisory agreements, the Board Members also relied upon their knowledge from their meetings and other interactions throughout the year of the respective Fund Adviser and its services. It is with this background that the Board Members considered the advisory agreement with each Fund Adviser.

A. Nature, Extent and Quality of Services

In reviewing the Fund Advisers, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services. At the May Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among

17

Annual Investment Management Agreement Approval Process (continued)

other things, the respective Fund Adviser’s organization and business; the types of services that the respective Fund Adviser or its affiliates are expected to provide to the Fund; the experience of the respective Fund Adviser with the applicable investment strategies; and hypothetical performance information with respect to certain investment strategies (as described in further detail below). As noted, the Board Members are already familiar with the organization, operations and personnel of the respective Fund Adviser due to the Board Members’ experience in governing existing Nuveen funds advised by the Fund Advisers. In this regard, the Board Members also reviewed an evaluation from NAM of the Sub-Adviser which outlined, among other things, the Sub-Adviser’s organizational history, client base, product mix, investment team and investment process.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, NAM and its affiliates will provide the Fund with a wide range of services, including, among other things, providing: product management; fund administration; oversight of third party service providers (including the Sub-Adviser); administration of board relations; regulatory and portfolio compliance; and legal support services.

With respect to Symphony, the Independent Board Members noted that the Original Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the Original Investment Management Agreement and Original Sub-Advisory Agreement were sufficient.

B. Investment Performance

The Fund did not have its own performance history at the May Meeting. The Independent Board Members, however, did receive certain hypothetical performance information for the investment strategy of the Fund, including simulated total return for rolling 12-month periods (from December 1995 to February 2007) and rolling 36-month periods (from December 1997 to February 2007). In addition, the Board Members are familiar with each Fund Adviser’s performance record on other Nuveen funds.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Board considered, among other things, the Fund’s proposed management fee structure, its sub-advisory fee arrangements and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds. The Board Members also considered the fund-level and complex-wide breakpoint schedules for the Fund. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled “Economies of Scale and Whether Fee Levels Reflect These Economies of Scale.”

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Independent Board Members were familiar with the fees NAM assesses to other clients of Nuveen and its affiliates. With respect to separately managed accounts, the advisory fees charged for separately managed accounts are generally lower than those charged to comparable funds. The Board Members have recognized, however, the differences in product type including the additional services that are provided (as described above) and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Fund, compared to individually separately managed accounts. These services are generally not required to the same extent, if at all, for separately managed accounts. Accordingly, the Independent Board Members noted that the nature and number of services provided to operate the Fund merit the higher fees than those assessed to separately managed accounts.

In considering the advisory fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other Nuveen funds or other sponsors or clients.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for advisory activities (which incorporated Nuveen’s wholly-owned sub-advisers). At the May Meeting, the Board Members reviewed Nuveen’s revenues, expenses of Nuveen’s advisory activities for the last three years, and the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Independent Board Members also have reviewed data comparing Nuveen’s profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the profit margins of various unaffiliated management firms with similar assets under management prepared by Nuveen.

In reviewing profitability, the Board Members have recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is

18

publicly available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. The Board Members also reviewed the comparisons of Nuveen’s profitability margins with the profitability of various unaffiliated management firms. Based on their review, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Board Members also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the Fund, the Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedule that reduce the advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement currently were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D – “Approval of the New Investment Management Agreement and New Sub-Advisory Agreement – Economies of Scale and Whether Fee Levels Reflect These Economies of Scale” for information regarding subsequent modifications to the complex-wide fee.

E. Indirect Benefits

In evaluating fees, the Board Members also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Board Members considered, among other things, that an affiliate of NAM will provide distribution and shareholder services to the Fund and its shareholders for which it may receive and retain sales charges as well as 12b-1 distribution and service fees pursuant to a Rule 12b-1 plan.

In addition to the above, the Board Members considered whether the Fund Adviser will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating commissions, NAM intends to comply with applicable safe harbor provisions. With respect to Symphony, the Board Members noted that the Sub-Adviser currently does not engage in soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

F. Approval

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreement and Original Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund, and that the Original Investment Management Agreement and Original Sub-Advisory Agreement should be and were approved on behalf of the Fund.

II. Approval of the New Investment Management Agreement and New Sub-Advisory Agreement

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate the Original Investment Management Agreement and the Original Sub-Advisory Agreement. Accordingly, at the July Meeting, the Board of the Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreement and the New Sub-Advisory Agreement on behalf of the Fund. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed

19

Annual Investment Management Agreement Approval Process (continued)

Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen’s financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP’s general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreement and the New Sub-Advisory Agreement, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

•

the structure and terms of the Transaction, including MDP’s co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

•	the strategic plan for Nuveen following the Transaction;

•	the governance structure for Nuveen following the Transaction;

•

any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM’s and Nuveen’s day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Fund;

•

any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

•	any anticipated effect on the Fund’s expense ratio (including advisory fees) following the Transaction;

•	any benefits or undue burdens imposed on the Fund as a result of the Transaction;

•	any legal issues for the Fund as a result of the Transaction;

•

the nature, quality and extent of services expected to be provided to the Fund following the Transaction, changes to any existing services and policies affecting the Fund, and cost-cutting efforts, if any, that may impact such services or policies;

•	any conflicts of interest that may arise for Nuveen or MDP with respect to the Fund; and

•	from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Fund; (c) the costs of the services and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of the Fund.

A. Nature, Extent and Quality of Services

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Adviser under the New Investment Management Agreement or New Sub-Advisory Agreement, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM and the Sub-Adviser; the potential implications of regulatory restrictions on the Fund following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The Board noted that the terms of the New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). Similarly, the terms of the New Sub-Advisory Agreement, including the fees payable thereunder, are substantially identical to those

20

of the Original Sub-Advisory Agreement. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreement and the New Sub-Advisory Agreement are the same as the corresponding original agreements. The Board Members noted the Transaction does not alter the allocation of responsibilities between the Adviser and Sub-Adviser. The Sub-Adviser will continue to furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and subject to oversight of the Board and the Adviser. The Board Members further noted that key personnel of the Adviser or Sub-Adviser who have responsibility for the Fund in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding any anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen’s infrastructure (including at the affiliated sub-adviser level) or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP’s representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the respective Fund Advisers is expected.

In addition to the above, the Board Members considered potential changes in the operations of the Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Fund’s transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Fund from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds’ ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds’ operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds’ historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch’s affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP’s or Merrill Lynch’s status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund’s ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the initial review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by the respective Fund Adviser and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreement and the New Sub-Advisory Agreement.

B. Performance of the Fund

The Fund is new and began operations after the July Meeting. Therefore, the Fund did not have its own performance history at that time. However, the Board considered that the portfolio management personnel to be responsible for the management of the Fund’s portfolio before the Transaction were expected to manage the portfolio following the completion of the Transaction. The Board Members further noted that the investment policies and strategies of the Fund were not expected to change as a result of the Transaction.

In light of the foregoing factors, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreement and the New Sub-Advisory Agreement.

C. Fees, Expenses and Profitability

As described in more detail above, during the initial review, the Board Members considered, among other things, the management fees and expenses of the Fund, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the initial review, the Board Members determined that the Fund’s advisory fees and expenses were reasonable. In evaluating the profitability of the respective Fund Adviser under the New Investment Management Agreement and New Sub-Advisory Agreement, the Board

21

Annual Investment Management Agreement Approval Process (continued)

Members considered their conclusions at their prior reviews and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee for NAM is composed of two components – a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreement to be paid to NAM is identical to that under the Original Investment Management Agreement, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreement. Accordingly, the terms of the complex-wide component under the New Investment Management Agreement are the same as under the Original Investment Management Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels (subject to certain potential adjustments noted below). Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board’s prior evaluation of fees and expenses at the initial approval, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability for its advisory activities (which includes its affiliated sub-advisers), at the May Meeting, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the initial review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities continues to be reasonable.

With respect to the Sub-Adviser, the fees paid under the New Sub-Advisory Agreement are the same as the Original Sub-Advisory Agreement. The Transaction is not anticipated to affect the profitability of the Sub-Adviser. At the May Meeting, the Board Members were satisfied that the respective Fund Adviser’s level of profitability was reasonable in light of the services provided. Taking into account the Board’s prior evaluation and the fact that sub-advisory fees will not change, the Board Members were satisfied that the respective Fund Advisers’ levels of profitability were reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of the Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreement and these same terms will apply to the New Investment Management Agreement. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. Indirect Benefits

During their initial review, the Board Members considered any indirect benefits that a Fund Adviser may receive as a result of its relationship with the Fund, as described above. As the policies and operations of the Fund Advisers are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by a Fund Adviser or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Fund under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Fund as a result of the Transaction or transact any business with or on behalf of the Fund (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Fund as a result of the Transaction (noting that,

22

indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

F. Other Considerations

In addition to the factors above, the Board Members also considered the following with respect to the Fund:

•

Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser and (ii) an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period (such commitment, however, may exclude or be adjusted for the impact of future class-specific expense allocation protocol changes for a particular mutual fund); (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that each adviser/portfolio team affiliated with Nuveen shall not cause the Fund (or sleeves thereof) and other Nuveen funds that the team manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business and what such team has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other “minority owners” to fill the void necessitated by not being able to use Merrill Lynch).

•	The reputation, financial strength and resources of MDP.

•	The long-term investment philosophy of MDP and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.
•

The benefits to the Nuveen funds as a result of the Transaction including: (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen’s distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP’s experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

G. Conclusion

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreement and the New Sub-Advisory Agreement are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to the Fund and that the New Investment Management Agreement and the New Sub-Advisory Agreement should be approved.

23

Glossary of Terms Used in this Report

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

24

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Symphony Asset Management 555 California Street Rene Suite 2975 San Francisco, CA 94104	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Nuveen Funds’ Quarterly Portfolio of Investments and Proxy Voting information: Each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

25

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $164 billion in assets as of December 31, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MSA-SOPAL-0108D

NUVEEN INVESTMENTS MUTUAL FUNDS

Semi-Annual Report dated January 31, 2008	For investors seeking long-term capital appreciation.

Nuveen Investments

Equity Funds

Nuveen Symphony All-Cap Core Fund

Nuveen Symphony Small-Mid Cap Core Fund

Nuveen Symphony Large-Cap Value Fund

Nuveen Symphony Mid-Cap Core Fund

Nuveen Symphony Large-Cap Growth Fund

NOW YOU CAN RECEIVE YOUR

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if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

“But one thing we do know is that a well-balanced portfolio can provide diversification that can reduce overall investment risk.”

Dear Shareholder,

As we begin a new year, no one knows for certain what the future will bring. But one thing we do know is that a well-balanced portfolio can provide diversification that can reduce overall investment risk. To learn more about the potential benefits of portfolio diversification, we encourage you to consult a trusted financial advisor. He or she should be able to help you understand how an investment like your Nuveen Fund can be an important building block in a portfolio crafted to perform well through a variety of market conditions.

Detailed information on your Fund’s performance can be found in the Portfolio Manager’s Comments and Fund Spotlight sections of this report. The Funds feature portfolio management by Symphony Asset Management LLC (Symphony). I urge you to take the time to read the Portfolio Manager’s Comments.

I also wanted to update you on some important news about Nuveen Investments. The firm recently was acquired by a group led by Madison Dearborn Partners, LLC. While this affected the corporate structure of Nuveen Investments, it has no impact on the investment objectives or portfolio management strategies of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

March 14, 2008

Semi-Annual Report    Page 1

Portfolio Manager’s Comments

The Nuveen Symphony All-Cap Core Fund, Nuveen Symphony Small-Mid Cap Core Fund, Nuveen Symphony Large-Cap Value Fund, Nuveen Symphony Mid-Cap Core Fund and Nuveen Symphony Large-Cap Growth Fund all feature management by Symphony Asset Management, LLC (Symphony). We recently spoke with David Wang who is the portfolio manager for all the Funds about the key investment strategies and performance of the Funds.

How did the Funds perform during the six-month period ending January 31, 2008?

The table on page three provides performance information for all five Funds (Class A shares at net asset value) for the six-month, one-year and since inception periods ended January 31, 2008. The table also compares the Funds’ performance to appropriate benchmarks. A more detailed account of each Fund’s relative performance is provided later in this report.

What were the main contributors and detractors from the Funds’ performance during the period?

Nuveen Symphony All-Cap Core Fund

The Class A shares at net asset value for the Nuveen Symphony All-Cap Core Fund outperformed both the Lipper Multi-Cap Core Funds Index and the Russell 3000 Index during the reporting period. The Fund fared well against its benchmarks primarily because of positive stock selection in the financial and health care sectors. Detracting sectors as compared to the benchmark were consumer discretionary and information technology. Some holdings that performed well on a relative basis during the period were: Monsanto Co. (which we sold our position in during the period), Hess Corporation and CF Industries Holdings, Inc. Holdings that hurt performance on a relative basis were: Apple, Inc., Boeing Co. and Security Capital Assurance.

Nuveen Symphony Small-Mid Cap Core Fund

During the reporting period, the Class A shares at net asset value for the Nuveen Symphony Small-Mid Cap Core Fund underperformed both of its comparative indexes the Lipper Small-Cap Growth Funds Index and Russell 2500 Index. For the reporting period, the Fund was hurt by the information technology and financial sectors as compared to its benchmark. In the financial sector, our large weighting and poor performance from several individual holdings were the main factors in underperformance. Versus the benchmark, the Fund’s selections in the consumer staples and consumer discretionary sectors aided performance. Specific holdings that weighed on performance on a relative basis during the period were: Wellcare Health Plans, Trident Microsystems (which we sold our position in during the period) and Security Capital Assurance. Securities that did well on a relative basis were: Illumina, Inc., Bally Technologies and CF Industry Holdings.

Nuveen Symphony Large-Cap Value Fund

During the reporting period, the Class A shares at net asset value for the Nuveen Symphony Large-Cap Value Fund outperformed each of its comparative indexes, the Lipper Multi-Cap Core Funds Index and Russell 1000 Value Index. Compared to its benchmark, the portfolio was aided by its holdings in the financials and materials sectors. Poor performing sectors in relation to the benchmark included consumer staples and health care. Some of the top performers in the Fund on a relative basis during the period were: Mosaic Co., Hess Corporation and Annaly Capital Management, Inc. On a relative basis, the portfolio was hurt by the performance of several holdings: Citigroup, Inc., Micron Technology (which we

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Semi-Annual Report    Page 2

Class A Shares

Average Annual Total Returns as of 1/31/08

	Cumulative 6-Month	Annualized
		1-Year	Since Inception*
Nuveen Symphony All-Cap Core Fund
A Shares at NAV	-3.18%	-5.11%	4.05%
A Shares at Offer	-8.76%	-10.56%	0.44%
Lipper Multi-Cap Core Funds Index[1]	-5.09%	-2.12%	6.24%
Russell 3000 Index[2]	-4.54%	-3.08%	6.41%

Nuveen Symphony Small-Mid Cap Core Fund
A Shares at NAV	-8.99%	-9.93%	0.00%
A Shares at Offer	-14.22%	-15.10%	-3.47%
Lipper Small-Cap Growth Funds Index[3]	-7.57%	-3.60%	2.13%
Russell 2500 Index[4]	-7.07%	-7.32%	2.41%

Nuveen Symphony Large-Cap Value Fund
A Shares at NAV	1.33%	1.55%	9.81%
A Shares at Offer	-4.51%	-4.27%	6.00%
Lipper Multi-Cap Core Funds Index[1]	-5.09%	-2.12%	6.24%
Russell 1000 Value Index[5]	-5.42%	-5.38%	6.25%

Nuveen Symphony Mid-Cap Core Fund
A Shares at NAV	-4.95%	-2.82%	4.03%
A Shares at Offer	-10.41%	-8.41%	0.42%
Lipper Mid-Cap Core Funds Index[6]	-6.48%	-3.05%	4.81%
Russell Midcap Index[7]	-6.70%	-4.51%	5.11%

	Cumulative 6-Month	Annualized
		1-Year	Since Inception*

Nuveen Symphony Large-Cap Growth Fund
A Shares at NAV	-2.82%	-0.47%	0.86%
A Shares at Offer	-8.42%	-6.21%	-4.29%
Lipper Multi-Cap Growth Funds Index[8]	-3.31%	1.15%	1.96%
Russell 1000 Growth Index[9]	-3.15%	0.51%	1.78%

* Since inception returns for the Nuveen Symphony Large-Cap Growth Fund are as of 12/15/2006 and for all other Funds are as of 5/31/2006.

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	The Lipper Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Small-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Small-Cap Growth Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

6	The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

7	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

8	The Lipper Multi-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Growth Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

9	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Semi-Annual Report    Page 3

sold our position in during the period) and Reliant Energy.

Nuveen Symphony Mid-Cap Core Fund

During the reporting period, the Class A shares at net asset value for the Nuveen Symphony Mid-Cap Core Fund outperformed both of its comparative indexes, the Lipper Mid-Cap Core Funds Index and Russell Midcap Index. From a sector perspective, the portfolio in comparison to its benchmark was positively impacted by its financials and materials holdings. Our holdings in the consumer discretionary and information technology sectors hurt our performance as compared to the benchmark. Several holdings that performed well on a relative basis were: Mosaic Co., Agco Corporation and Humana, Inc. Specific stocks that detracted were: Wellcare Health Plans, Micron Technology and Dollar Tree, Inc. (we sold our positions in both Micron Technology and Dollar Tree, Inc. during the period).

Nuveen Symphony Large-Cap Growth Fund

The Class A shares at net asset value for the Nuveen Symphony Large-Cap Growth Fund outperformed each of its comparative indexes, the Lipper Multi-Cap Growth Funds Index and Russell 1000 Growth Index, during the reporting period. Sectors that helped performance as compared against the benchmark, were health care and financials. In comparison to the benchmark, the Fund was hurt by its allocation to the consumer discretionary and information technology sectors. On a relative basis, individual holdings that added value to the portfolio were: Monsanto Co. (which we sold our position in during the period), Genzyme Corporation and Express Scripts, Inc. Holdings that detracted from performance on a relative basis were: Wellcare Health Plans, Southern Copper Corporation and American Express Co. (we sold our positions in both Southern Copper Corporation and American Express Co. during the period).

Semi-Annual Report    Page 4

Fund Spotlight as of 1/31/08 Nuveen Symphony All-Cap Core Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$19.78	$19.53	$19.53	$19.84
Latest Capital Gain Distribution[1]	$0.7620	$0.7620	$0.7620	$0.7620
Latest Ordinary Income Distribution[2]	$0.8833	$0.8833	$0.8833	$0.8833
Inception Date	5/31/06	5/31/06	5/31/06	5/31/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 1/31/08

A Shares	NAV	Offer
1-Year	-5.11%	-10.56%
Since Inception	4.05%	0.44%

B Shares	w/o CDSC	w/CDSC
1-Year	-5.81%	-9.30%
Since Inception	3.27%	0.97%

C Shares	NAV
1-Year	-5.81%
Since Inception	3.27%

R Shares	NAV
1-Year	-4.84%
Since Inception	4.32%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	4.14%	1.29%	7/31/07
Class B	4.89%	2.05%	7/31/07
Class C	4.89%	2.05%	7/31/07
Class R	3.89%	1.04%	7/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009, and a custodian fee credit where by certain fees and expenses are reduced by credits earned of the Fund’s cash on deposit with the bank. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 12/31/07

A Shares	NAV	Offer
1-Year	3.76%	-2.21%
Since Inception	8.56%	4.60%

B Shares	w/o CDSC	w/CDSC
1-Year	2.99%	-0.82%
Since Inception	7.75%	5.33%

C Shares	NAV
1-Year	2.99%
Since Inception	7.75%

R Shares	NAV
1-Year	4.03%
Since Inception	8.84%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$983
Number of Common Stocks	103

Top Five Common Stock Holdings[3]
Hess Corporation	3.3%
Apple, Inc.	2.9%
Baxter International Inc.	2.7%
QUALCOMM Inc.	2.7%
Genzyme Corporation	2.7%

1	Paid December 17, 2007.

2	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007.

3	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Semi-Annual Report    Page 5

Fund Spotlight as of 1/31/08 Nuveen Symphony All-Cap Core Fund

Industries[1]
Computers & Peripherals	7.5%
Insurance	6.3%
Oil, Gas & Consumable Fuels	5.7%
Food & Staples Retailing	5.2%
Chemicals	4.8%
Capital Markets	4.5%
Electric Utilities	4.4%
Health Care Equipment & Supplies	4.1%
Software	3.7%
Hotels, Restaurants & Leisure	3.6%
Health Care Providers & Services	3.6%
Beverages	3.4%
Energy Equipment & Services	3.2%
Pharmaceuticals	3.0%
Media	2.9%
Communications Equipment	2.7%
Biotechnology	2.7%
Aerospace & Defense	2.6%
IT Services	2.6%
Thrifts & Mortgage Finance	2.1%
Metals & Mining	2.0%
Diversified Financial Services	2.0%
Road & Rail	1.8%
Electronic Equipment & Instruments	1.7%
Other	13.9%

1	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance				Hypothetical Performance (5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (8/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/08)	$968.20	$964.30	$964.30	$969.20	$1,018.65	$1,014.92	$1,014.92	$1,019.91
Expenses Incurred During Period	$6.45	$10.10	$10.10	$5.21	$6.61	$10.36	$10.36	$5.35

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.30%, 2.04%, 2.04% and 1.05% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 6

Fund Spotlight as of 1/31/08 Nuveen Symphony Small-Mid Cap Core Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$18.82	$18.60	$18.60	$18.88
Latest Capital Gain Distribution[1]	$1.2200	$1.2200	$1.2200	$1.2200
Inception Date	5/31/06	5/31/06	5/31/06	5/31/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 1/31/08

A Shares	NAV	Offer
1-Year	-9.93%	-15.10%
Since Inception	—%	-3.47%

B Shares	w/o CDSC	w/CDSC
1-Year	-10.61%	-13.98%
Since Inception	-0.76%	-3.01%

C Shares	NAV
1-Year	-10.61%
Since Inception	-0.76%

R Shares	NAV
1-Year	-9.70%
Since Inception	0.26%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	4.27%	1.37%	7/31/07
Class B	5.03%	2.12%	7/31/07
Class C	5.03%	2.12%	7/31/07
Class R	4.02%	1.12%	7/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009, and a custodian fee credit where by certain fees and expenses are reduced by credits earned of the Fund’s cash on deposit with the bank. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 12/31/07

A Shares	NAV	Offer
1-Year	0.29%	-5.46%
Since Inception	5.06%	1.23%

B Shares	w/o CDSC	w/CDSC
1-Year	-0.46%	-4.21%
Since Inception	4.29%	1.82%

C Shares	NAV
1-Year	-0.46%
Since Inception	4.29%

R Shares	NAV
1-Year	0.52%
Since Inception	5.34%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$936
Number of Common Stocks	92

Top Five Common Stock Holdings[2]
Illumina Inc.	3.1%
McMoran Exploration Corporation	2.4%
Black Hills Corporation	2.3%
Orbital Sciences Corporation	2.3%
Philadelphia Consolidated Holding Corporation	2.3%

1	Paid December 17, 2007.

2	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Semi-Annual Report    Page 7

Fund Spotlight as of 1/31/08 Nuveen Symphony Small-Mid Cap Core Fund

Industries[1]
Insurance	9.1%
Oil, Gas & Consumable Fuels	7.0%
Specialty Retail	6.0%
Machinery	4.4%
Life Sciences Tools & Services	4.4%
Chemicals	4.3%
Road & Rail	4.2%
Hotels, Restaurants & Leisure	4.1%
Health Care Equipment & Supplies	3.8%
Commercial Banks	3.1%
Electric Utilities	3.1%
Diversified Financial Services	3.0%
Commercial Services & Supplies	2.7%
Health Care Providers & Services	2.5%
Media	2.4%
Food Products	2.3%
Multi-Utilities	2.3%
Aerospace & Defense	2.3%
Diversified Telecommunication Services	2.0%
Electronic Equipment & Instruments	1.9%
Auto Components	1.8%
Household Durables	1.8%
Beverages	1.7%
Mortgage REIT	1.7%
Communications Equipment	1.6%
Computers & Peripherals	1.6%
Other	14.9%

1	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance				Hypothetical Performance (5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (8/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/08)	$910.10	$906.60	$906.60	$911.60	$1,018.55	$1,014.77	$1,014.77	$1,019.81
Expenses Incurred During Period	$6.36	$9.95	$9.95	$5.16	$6.72	$10.51	$10.51	$5.45

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.32%, 2.07%, 2.07% and 1.07% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 8

Fund Spotlight as of 1/31/08 Nuveen Symphony Large-Cap Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$21.07	$20.94	$20.94	$21.08
Latest Capital Gain Distribution[1]	$0.1474	$0.1474	$0.1474	$0.1474
Latest Ordinary Income Distribution[2]	$1.7249	$1.6573	$1.6573	$1.7832
Inception Date	5/31/06	5/31/06	5/31/06	5/31/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 1/31/08

A Shares	NAV	Offer
1-Year	1.55%	-4.27%
Since Inception	9.81%	6.00%

B Shares	w/o CDSC	w/CDSC
1-Year	0.78%	-2.94%
Since Inception	8.98%	6.71%

C Shares	NAV
1-Year	0.78%
Since Inception	8.98%

R Shares	NAV
1-Year	1.79%
Since Inception	10.08%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	5.11%	1.19%	7/31/07
Class B	5.86%	1.94%	7/31/07
Class C	5.86%	1.94%	7/31/07
Class R	4.86%	.94%	7/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009, and a custodian fee credit where by certain fees and expenses are reduced by credits earned of the Fund’s cash on deposit with the bank. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 12/31/07

A Shares	NAV	Offer
1-Year	10.75%	4.37%
Since Inception	15.07%	10.87%

B Shares	w/o CDSC	w/CDSC
1-Year	9.91%	5.91%
Since Inception	14.22%	11.88%

C Shares	NAV
1-Year	9.91%
Since Inception	14.22%

R Shares	NAV
1-Year	11.01%
Since Inception	15.37%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$1,050
Number of Common Stocks	80

Top Five Common Stock Holdings[3]
AT&T Inc.	4.9%
Chevron Corporation	3.5%
Mosaic Company	3.2%
Hess Corporation	3.1%
Bank of New York Company, Inc.	3.1%

1	Paid December 17, 2007.

2	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007, and ordinary income paid on December 31, 2007, if any.

3	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Semi-Annual Report    Page 9

Fund Spotlight as of 1/31/08 Nuveen Symphony Large-Cap Value Fund

Industries[1]
Oil, Gas & Consumable Fuels	12.1%
Capital Markets	8.7%
Insurance	6.5%
Electric Utilities	6.1%
Pharmaceuticals	5.2%
Diversified Financial Services	5.1%
Chemicals	5.0%
Diversified Telecommunication Services	4.9%
Food & Staples Retailing	4.4%
Beverages	4.2%
Machinery	3.2%
Energy Equipment & Services	3.0%
Computers & Peripherals	2.9%
Tobacco	2.9%
Thrifts & Mortgage Finance	2.4%
Mortgage REIT	2.3%
Household Products	2.3%
Gas Utilities	2.1%
Health Care Providers & Services	1.9%
Other	14.8%
1	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance				Hypothetical Performance (5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (8/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/08)	$1,013.30	$1,009.60	$1,009.60	$1,014.80	$1,019.11	$1,015.32	$1,015.32	$1,020.37
Expenses Incurred During Period	$6.14	$9.93	$9.93	$4.88	$6.16	$9.96	$9.96	$4.89

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.21%, 1.96%, 1.96% and .96% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 10

Fund Spotlight as of 1/31/08 Nuveen Symphony Mid-Cap Core Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$20.00	$19.74	$19.74	$20.06
Latest Capital Gain Distribution[1]	$0.2487	$0.2487	$0.2487	$0.2487
Latest Ordinary Income Distribution[2]	$1.1588	$1.1588	$1.1588	$1.1588
Inception Date	5/31/06	5/31/06	5/31/06	5/31/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 1/31/08

A Shares	NAV	Offer
1-Year	-2.82%	-8.41%
Since Inception	4.03%	0.42%

B Shares	w/o CDSC	w/CDSC
1-Year	-3.53%	-7.15%
Since Inception	3.25%	0.92%

C Shares	NAV
1-Year	-3.53%
Since Inception	3.25%

R Shares	NAV
1-Year	-2.55%
Since Inception	4.29%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	4.06%	1.31%	7/31/07
Class B	4.81%	2.06%	7/31/07
Class C	4.81%	2.06%	7/31/07
Class R	3.80%	1.06%	7/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009, and a custodian fee credit where by certain fees and expenses are reduced by credits earned of the Fund’s cash on deposit with the bank. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 12/31/07

A Shares	NAV	Offer
1-Year	8.15%	1.94%
Since Inception	9.54%	5.54%

B Shares	w/o CDSC	w/CDSC
1-Year	7.33%	3.33%
Since Inception	8.71%	6.30%

C Shares	NAV
1-Year	7.33%
Since Inception	8.71%

R Shares	NAV
1-Year	8.43%
Since Inception	9.81%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$994
Number of Common Stocks	83

Top Five Common Stock Holdings[3]
Humana Inc.	2.8%
Public Storage, Inc.	2.6%
Hudson City Bancorp, Inc.	2.6%
Mosaic Company	2.6%
Murphy Oil Corporation	2.5%

1	Paid December 17, 2007.

2	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007.

3	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Semi-Annual Report    Page 11

Fund Spotlight as of 1/31/08 Nuveen Symphony Mid-Cap Core Fund

Industries[1]
Specialty Retail	6.5%
Insurance	6.4%
Machinery	6.4%
Electric Utilities	5.7%
Health Care Providers & Services	5.6%
Energy Equipment & Services	5.5%
Oil, Gas & Consumable Fuels	5.2%
Semiconductors & Equipment	5.0%
Chemicals	4.2%
Construction & Engineering	4.1%
Specialized REIT	3.8%
Software	3.8%
Media	3.8%
Computers & Peripherals	2.7%
Thrifts & Mortgage Finance	2.6%
Electronic Equipment & Instruments	2.6%
Commercial Banks	2.4%
Beverages	2.4%
Gas Utilities	2.3%
Diversified Financial Services	1.9%
Personal Products	1.4%
Containers & Packaging	1.4%
Other	14.3%

1	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance				Hypothetical Performance (5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (8/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/08)	$950.50	$946.90	$946.90	$952.00	$1,018.55	$1,014.77	$1,014.77	$1,019.81
Expenses Incurred During Period	$6.49	$10.16	$10.16	$5.26	$6.72	$10.51	$10.51	$5.45

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.32%, 2.07%, 2.07% and 1.07% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 12

Fund Spotlight as of 1/31/08 Nuveen Symphony Large-Cap Growth Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$20.10	$19.93	$19.93	$20.14
Latest Ordinary Income Distribution[1]	$0.1000	$0.1000	$0.1000	$0.1167
Inception Date	12/15/06	12/15/06	12/15/06	12/15/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 1/31/08

A Shares	NAV	Offer
1-Year	-0.47%	-6.21%
Since Inception	0.86%	-4.29%

B Shares	w/o CDSC	w/CDSC
1-Year	-1.21%	-5.15%
Since Inception	0.11%	-3.42%

C Shares	NAV
1-Year	-1.21%
Since Inception	0.11%

R Shares	NAV
1-Year	-0.25%
Since Inception	1.10%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	8.21%	1.22%	7/31/07
Class B	8.97%	1.97%	7/31/07
Class C	8.97%	1.98%	7/31/07
Class R	7.95%	.96%	7/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less.

Average Annual Total Returns as of 12/31/07

A Shares	NAV	Offer
1-Year	11.13%	4.75%
Since Inception	9.02%	3.02%

B Shares	w/o CDSC	w/CDSC
1-Year	10.32%	6.32%
Since Inception	8.21%	4.40%

C Shares	NAV
1-Year	10.32%
Since Inception	8.21%

R Shares	NAV
1-Year	11.46%
Since Inception	9.34%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$1,001
Number of Common Stocks	96

Top Five Common Stock Holdings[2]
Apple, Inc.	3.7%
QUALCOMM Inc.	3.2%
Genzyme Corporation	2.9%
Baxter International Inc.	2.7%
International Business Machines Corporation (IBM)	2.6%

1	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007, and ordinary income paid on December 31, 2007, if any.

2	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Semi-Annual Report    Page 13

Fund Spotlight as of 1/31/08 Nuveen Symphony Large-Cap Growth Fund

Industries[1]
Computers & Peripherals	10.7%
Software	7.4%
Food & Staples Retailing	6.2%
Health Care Providers & Services	4.8%
Health Care Equipment & Supplies	4.2%
Beverages	4.2%
Energy Equipment & Services	4.0%
Aerospace & Defense	4.0%
Communications Equipment	3.8%
Biotechnology	3.7%
Media	3.3%
Insurance	3.0%
Hotels, Restaurants & Leisure	2.7%
Pharmaceuticals	2.5%
Oil, Gas & Consumable Fuels	2.5%
Specialty Retail	2.4%
Road & Rail	2.3%
Machinery	2.2%
Chemicals	2.0%
Semiconductors & Equipment	2.0%
Construction & Engineering	2.0%
IT Services	1.8%
Diversified Financial Services	1.7%
Consumer Finance	1.7%
Other	14.9%

1	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance				Hypothetical Performance (5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (8/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/08)	$971.80	$968.30	$968.30	$973.10	$1,018.75	$1,014.97	$1,014.97	$1,020.01
Expenses Incurred During Period	$6.36	$10.07	$10.07	$5.12	$6.51	$10.31	$10.31	$5.24

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.28%, 2.03%, 2.03% and 1.03% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

Semi-Annual Report    Page 14

Portfolio of Investments (Unaudited)

Nuveen Symphony All-Cap Core Fund

January 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 98.7%

	Aerospace & Defense – 2.6%

303	Boeing Company	$25,204
	Auto Components – 0.3%

150	Cooper Tire & Rubber	2,561
	Beverages – 3.4%

390	Coca-Cola Company	23,076

440	Coca-Cola Enterprises Inc.	10,151
	Total Beverages	33,227

	Biotechnology – 2.6%

330	Genzyme Corporation, (2)	25,782
	Capital Markets – 4.5%

390	Bank of New York Company, Inc.	18,186

120	Calamos Asset Management, Inc. Class A	2,618

280	State Street Corporation	22,994
	Total Capital Markets	43,798

	Chemicals – 4.8%

140	CF Industries Holdings, Inc.	14,970

150	Eastman Chemical Company	9,911

110	Mosaic Company, (2)	10,011

270	Terra Industries, Inc., (2)	12,169
	Total Chemicals	47,061

	Commercial Banks – 1.2%

160	Northern Trust Corporation	11,738
	Communication Equipment – 2.6%

610	QUALCOMM Inc.	25,875
	Computers & Peripherals – 7.4%

210	Apple, Inc., (2)	28,425

388	Hewlett-Packard Company	16,975

30	International Business Machines Corporation (IBM)	3,220

120	Lexmark International, Inc., Class A, (2)	4,345

840	Network Appliance, Inc., (2)	19,505
	Total Computers & Peripherals	72,470

	Containers & Packaging – 0.3%

60	Owens-Illinois, Inc., (2)	3,024
	Diversified Financial Services – 2.0%

240	Eaton Vance Corporation	8,945

470	Western Union Company	10,528
	Total Diversified Financial Services	19,473

	Diversified Telecommunication Services – 0.1%

60	Cbeyond Inc., (2)	2,024

Portfolio of Investments (Unaudited)

Nuveen Symphony All-Cap Core Fund (continued)

January 31, 2008

Shares	Description (1)	Value

	Electric Utilities – 4.4%

330	Edison International	$17,213

90	El Paso Electric Company, (2)	2,109

130	FPL Group, Inc.	8,382

720	Reliant Energy Inc., (2)	15,314
	Total Electric Utilities	43,018

	Electrical Equipment – 0.3%

60	Emerson Electric Co.	3,050
	Electronic Equipment & Instruments – 1.7%

120	MEMC Electronic Materials, (2)	8,575

240	Tyco Electronics, Limited	8,114
	Total Electronic Equipment & Instruments	16,689

	Energy Equipment & Services – 3.2%

220	Cooper Cameron Corporation, (2)	8,857

190	Global Industries, Limited, (2)	3,355

200	Helmerich & Payne Inc.	7,844

460	Patterson-UTI Energy, Inc.	9,007

70	Trico Marine Services Inc., (2)	2,246
	Total Energy Equipment & Services	31,309

	Food & Staples Retailing – 5.2%

350	Costco Wholesale Corporation	23,779

183	Safeway Inc.	5,671

420	Wal-Mart Stores, Inc.	21,370
	Total Food & Staples Retailing	50,820

	Food Products – 0.5%

193	Flowers Foods Inc.	4,632
	Gas Utilities – 1.0%

190	Questar Corporation	9,673
	Health Care Equipment & Supplies – 4.0%

430	Baxter International Inc.	26,117

150	DENTSPLY International Inc.	6,197

150	Kinetic Concepts Inc., (2)	7,467
	Total Health Care Equipment & Supplies	39,781

	Health Care Providers & Services – 3.5%

140	Express Scripts, Inc., (2)	9,449

270	Humana Inc., (2)	21,681

75	Wellcare Health Plans Inc., (2)	3,524
	Total Health Care Providers & Services	34,654

	Hotels, Restaurants & Leisure – 3.6%

120	Choice Hotels International, Inc.	4,008

400	McDonald’s Corporation	21,420

240	Royal Caribbean Cruises Limited	9,667
	Total Hotels, Restaurants & Leisure	35,095

Shares	Description (1)	Value

	Household Durables – 0.7%

120	American Greetings Corporation	$2,462

110	Tupperware Corporation	4,070
	Total Household Durables	6,532

	Industrial Conglomerates – 0.4%

90	Tyco International Ltd.	3,542
	Insurance – 6.2%

371	AFLAC Incorporated	22,753

100	Arch Capital Group Limited, (2)	7,046

240	Assured Guaranty Limited	5,664

100	Delphi Financial Group, Inc.	3,138

180	HCC Insurance Holdings Inc.	5,015

144	Philadelphia Consolidated Holding Corporation, (2)	5,155

150	Seabright Insurance Holdings Inc., (2)	2,204

190	Security Capital Assurance Limited	604

320	WR Berkley Corporation	9,683
	Total Insurance	61,262

	Internet & Catalog Retail – 0.3%

40	Amazon.com, Inc., (2)	3,108
	IT Services – 2.5%

550	Accenture Limited	19,041

200	SAIC, Inc., (2)	3,780

110	Savvis Inc., (2)	2,222
	Total IT Services	25,043

	Life Sciences Tools & Services – 0.6%

90	Illumina Inc., (2)	5,733
	Machinery – 1.1%

80	Manitowoc Company Inc.	3,050

200	Pall Corporation	7,378
	Total Machinery	10,428

	Media – 2.9%

660	DIRECTV Group, Inc., (2)	14,903

470	Echostar Communications Corporation, Variable Prepaid Forward, (2)	13,273
	Total Media	28,176

	Metals & Mining – 2.0%

190	Freeport-McMoRan Copper & Gold, Inc.	16,916

180	Worthington Industries, Inc.	2,950
	Total Metals & Mining	19,866

	Multiline Retail – 0.6%

220	Dollar Tree Stores Inc., (2)	6,162

Portfolio of Investments (Unaudited)

Nuveen Symphony All-Cap Core Fund (continued)

January 31, 2008

Shares	Description (1)	Value

	Multi-Utilities – 0.8%

70	Black Hills Corporation	$2,712

120	ONEOK, Inc.	5,640
	Total Multi-Utilities	8,352

	Office REIT – 0.5%

150	Digital Realty Trust Inc.	5,360
	Oil, Gas & Consumable Fuels – 5.6%

260	Energy Partners Limited, (2)	3,154

350	Hess Corporation	31,790

210	Murphy Oil Corporation	15,443

60	Stone Energy Corporation, (2)	2,460

60	Swift Energy Company, (2)	2,589
	Total Oil, Gas & Consumable Fuels	55,436

	Paper & Forest Products – 0.3%

230	Buckeye Technologies Inc., (2)	3,025
	Personal Products – 0.6%

150	Herbalife, Limited	5,952
	Pharmaceuticals – 3.0%

70	Abbott Laboratories	3,941

90	Bristol-Myers Squibb Company	2,087

130	Eli Lilly and Company	6,698

100	Perrigo Company	3,084

590	Pfizer Inc.	13,800
	Total Pharmaceuticals	29,610

	Retail REIT – 1.7%

160	Macerich Company	10,939

110	Taubman Centers Inc.	5,517
	Total Retail REIT	16,456

	Road & Rail – 1.8%

140	Union Pacific Corporation	17,504
	Software – 3.6%

370	Activision Inc., (2)	9,572

90	Adobe Systems Incorporated, (2)	3,144

170	Autodesk, Inc., (2)	6,996

200	Microsoft Corporation	6,520

530	Symantec Corporation, (2)	9,503
	Total Software	35,735

	Specialized REIT – 0.6%

140	Rayonier Inc.	5,925
	Specialty Retail – 1.6%

70	Barnes & Noble Inc.	2,377

390	Gap, Inc.	7,457

100	Guess Inc.	3,731

150	RadioShack Corporation	2,603
	Total Specialty Retail	16,168

Shares	Description (1)	Value

	Thrifts & Mortgage Finance – 2.1%

200	Bank Mutual Corporation	$2,458

1,120	Hudson City Bancorp, Inc.	18,346
	Total Thrifts & Mortgage Finance	20,804

	Total Investments (cost $959,668) – 98.7%	971,137

	Other Assets Less Liabilities – 1.3%	12,359

	Net Assets – 100%	$983,496

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Symphony Small-Mid Cap Core Fund

January 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 96.2%

	Aerospace & Defense – 2.2%

880	Orbital Sciences Corporation, (2)	$20,504
	Asset Backed Securities – 0.8%

170	Federated Investors Inc.	7,237
	Auto Components – 1.7%

330	Aftermarket Tech, (2)	8,385

460	Cooper Tire & Rubber	7,852
	Total Auto Components	16,237

	Beverages – 1.7%

350	Molson Coors Brewing Company, Class B	15,635
	Biotechnology – 0.3%

35	Cephalon, Inc., (2)	2,297
	Building Products – 0.7%

350	Apogee Enterprises, Inc.	6,108
	Capital Markets – 1.3%

540	Calamos Asset Management, Inc. Class A	11,783
	Chemicals – 4.1%

270	Arch Chemicals Inc.	9,091

140	CF Industries Holdings, Inc.	14,970

50	OM Group Inc., (2)	2,869

260	Terra Industries, Inc., (2)	11,718
	Total Chemicals	38,648

	Commercial Banks – 3.0%

210	Boston Private Financial Holdings Inc.	4,794

530	Pacific Capital Bancorp.	11,395

280	UMB Financial Corporation	11,796
	Total Commercial Banks	27,985

	Commercial Services & Supplies – 2.6%

562	Corrections Corporation of America, (2)	14,915

260	Layne Christensen Company, (2)	9,594
	Total Commercial Services & Supplies	24,509

	Communication Equipment – 1.5%

100	Comtech Telecom Corporation, (2)	4,480

490	Interdigital Inc., (2)	9,903
	Total Communication Equipment	14,383

	Computers & Peripherals – 1.5%

420	McAfee Inc., (2)	14,137
	Containers & Packaging – 0.8%

250	Pactiv Corporation, (2)	7,153

Shares	Description (1)	Value

	Diversified Financial Services – 2.9%

480	Eaton Vance Corporation	$17,890

90	FCStone Group, Inc., (2)	3,992

150	Interactive Brokers Group, Inc., (2)	5,222
	Total Diversified Financial Services	27,104

	Diversified Telecommunication Services – 2.0%

301	Alaska Communications Systems Group Inc.	4,226

420	Cbeyond Inc., (2)	14,171
	Total Diversified Telecommunication Services	18,397

	Electric Utilities – 2.9%

140	El Paso Electric Company, (2)	3,280

155	OGE Energy Corp.	5,073

900	Reliant Energy Inc., (2)	19,143
	Total Electric Utilities	27,496

	Electronic Equipment & Instruments – 1.8%

170	Mettler-Toledo International Inc., (2)	16,881
	Energy Equipment & Services – 1.2%

350	Global Industries, Limited, (2)	6,181

150	Trico Marine Services Inc., (2)	4,814
	Total Energy Equipment & Services	10,995

	Food Products – 2.2%

501	Flowers Foods Inc.	12,024

280	Fresh Del Monte Produce Inc., (2)	8,971
	Total Food Products	20,995

	Health Care Equipment & Supplies – 3.6%

380	DENTSPLY International Inc.	15,698

230	Immucor, Inc., (2)	6,633

230	Lifecell Corporation, (2)	9,087

170	Quidel Corporation, (2)	2,681
	Total Health Care Equipment & Supplies	34,099

	Health Care Providers & Services – 2.4%

160	HealthSpring, Inc., (2)	3,310

280	Molina Healthcare Inc., (2)	9,551

201	Wellcare Health Plans Inc., (2)	9,445
	Total Health Care Providers & Services	22,306

	Hotels, Restaurants & Leisure – 3.9%

240	Bally Technologies, Inc., (2)	11,434

410	Choice Hotels International, Inc.	13,694

430	Multimedia Games, Inc., (2)	3,324

170	Vail Resorts, Inc., (2)	8,048
	Total Hotels, Restaurants & Leisure	36,500

	Household Durables – 1.7%

430	Tupperware Corporation	15,910

Portfolio of Investments (Unaudited)

Nuveen Symphony Small-Mid Cap Core Fund (continued)

January 31, 2008

Shares	Description (1)	Value

	Insurance – 8.7%

350	Amtrust Financial Services, Inc.	$5,495

100	Arch Capital Group Limited, (2)	7,046

390	Aspen Insurance Holdings Limited, (2)	11,006

320	Delphi Financial Group, Inc.	10,042

390	HCC Insurance Holdings Inc.	10,865

568	Philadelphia Consolidated Holding Corporation, (2)	20,334

300	Seabright Insurance Holdings Inc., (2)	4,407

350	Security Capital Assurance Limited	1,113

540	Universal American Financial Corporation, (2)	11,302
	Total Insurance	81,610

	IT Services – 1.4%

230	FactSet Research Systems Inc.	12,864
	Leisure Equipment & Products – 1.0%

370	Hasbro, Inc.	9,609
	Life Sciences Tools & Services – 4.2%

140	Covance, Inc., (2)	11,642

440	Illumina Inc., (2)	28,025
	Total Life Sciences Tools & Services	39,667

	Machinery – 4.2%

220	AGCO Corporation, (2)	13,248

320	Manitowoc Company Inc.	12,198

139	Robbins & Myers, Inc.	9,213

50	SPX Corporation	5,030
	Total Machinery	39,689

	Media – 2.4%

90	Interactive Data Corporation	2,606

180	Meredith Corporation	8,458

590	Regal Entertainment Group, Class A	10,939
	Total Media	22,003

	Metals & Mining – 1.2%

200	RTI International Metals, Inc. (2)	11,050
	Mortgage REIT – 1.6%

770	Annaly Capital Management Inc.	15,184
	Multiline Retail – 0.5%

238	Big Lots, Inc., (2)	4,132
	Multi-Utilities – 2.2%

540	Black Hills Corporation	20,920
	Oil, Gas & Consumable Fuels – 6.7%

600	Goodrich Petroleum Corporation, (2)	11,946

1,360	McMoran Exploration Corporation, (2)	21,406

730	Petroquest Energy Inc., (2)	9,432

420	Stone Energy Corporation, (2)	17,220

390	USEC Inc., (2)	3,147
	Total Oil, Gas & Consumable Fuels	63,151

Shares	Description (1)	Value

	Paper & Forest Products – 0.8%

600	Buckeye Technologies Inc., (2)	$7,890
	Personal Products – 1.3%

310	Herbalife, Limited	12,301
	Pharmaceuticals – 0.4%

300	Pozen Inc., (2)	3,672
	Retail REIT – 0.6%

120	Taubman Centers Inc.	6,018
	Road & Rail – 4.0%

370	Hertz Global Holdings, Inc., (2)	5,520

550	Kansas City Southern Industries, (2)	19,734

250	Landstar System	12,508
	Total Road & Rail	37,762

	Semiconductors & Equipment – 1.0%

590	Monolithic Power Systems, Inc., (2)	9,228
	Software – 0.3%

100	Ansoft Corporation, (2)	2,124
	Specialty Retail – 5.7%

330	Barnes & Noble Inc.	11,204

440	Blackboard, Inc., (2)	15,391

208	Guess Inc.	7,760

40	Micros Systems, Inc., (2)	2,463

390	NetFlix.com Inc., (2)	9,809

230	RadioShack Corporation	3,991

90	SPSS Inc., (2)	2,975
	Total Specialty Retail	53,593

	Textiles, Apparel & Luxury Goods – 1.2%

90	Deckers Outdoor Corporation, (2)	10,912
	Total Investments (cost $925,069) – 96.2%	900,678

	Other Assets Less Liabilities – 3.8%	35,548

	Net Assets – 100%	$936,226

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Value Fund

January 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 99.0%

	Aerospace & Defense – 0.4%

60	Raytheon Company	$3,908
	Beverages – 4.1%

300	Anheuser-Busch Companies, Inc.	13,956

340	Coca-Cola Company	20,118

150	Coca-Cola Enterprises Inc.	3,461

170	Pepsi Bottling Group, Inc.	5,925
	Total Beverages	43,460

	Biotechnology – 1.0%

120	Invitrogen Corporation, (2)	10,280
	Capital Markets – 8.6%

699	Bank of New York Company, Inc.	32,594

290	Invesco LTD	7,894

243	JPMorgan Chase & Co.	11,555

230	Morgan Stanley	11,369

324	State Street Corporation	26,607
	Total Capital Markets	90,019

	Chemicals – 5.0%

170	Air Products & Chemicals Inc.	15,303

60	Lubrizol Corporation	3,157

370	Mosaic Company, (2)	33,674
	Total Chemicals	52,134

	Commercial Banks – 1.0%

143	Northern Trust Corporation	10,490
	Communication Equipment – 1.6%

400	QUALCOMM Inc.	16,968
	Computers & Peripherals – 2.9%

311	Hewlett-Packard Company	13,606

100	International Business Machines Corporation (IBM)	10,734

170	McAfee Inc., (2)	5,722
	Total Computers & Peripherals	30,062

	Construction & Engineering – 0.4%

160	Quanta Services Incorporated, (2)	3,507
	Diversified Financial Services – 5.0%

653	Citigroup Inc.	18,428

360	Nasdaq Stock Market, Inc., (2)	16,657

800	Western Union Company	17,920
	Total Diversified Financial Services	53,005

	Diversified Telecommunication Services – 4.8%

1,323	AT&T Inc.	50,922

Shares	Description (1)	Value

	Electric Utilities – 6.1%

110	DPL Inc.	$3,054

300	Edison International	15,648

370	FPL Group, Inc.	23,858

240	OGE Energy Corp.	7,855

630	Reliant Energy Inc., (2)	13,400
	Total Electric Utilities	63,815

	Electrical Equipment – 1.4%

210	Emerson Electric Co.	10,676

40	Energizer Holdings Inc., (2)	3,745
	Total Electrical Equipment	14,421

	Electronic Equipment & Instruments – 0.9%

190	Thermo Fisher Scientific, Inc., (2)	9,783
	Energy Equipment & Services – 2.9%

140	Helmerich & Payne Inc.	5,491

180	National-Oilwell Varco Inc., (2)	10,841

150	Noble Corporation	6,566

150	Tidewater Inc.	7,944
	Total Energy Equipment & Services	30,842

	Food & Staples Retailing – 4.4%

380	Costco Wholesale Corporation	25,817

420	Kroger Co.	10,689

190	Wal-Mart Stores, Inc.	9,667
	Total Food & Staples Retailing	46,173

	Gas Utilities – 2.0%

154	Energen Corporation	9,687

230	Questar Corporation	11,709
	Total Gas Utilities	21,396

	Health Care Providers & Services – 1.9%

280	Aetna Inc.	14,913

60	Wellpoint Inc., (2)	4,692
	Total Health Care Providers & Services	19,605

	Household Products – 2.2%

160	Colgate-Palmolive Company	12,320

170	Kimberly-Clark Corporation	11,161
	Total Household Products	23,481

	Insurance – 6.5%

210	Ace Limited	12,251

271	AFLAC Incorporated	16,620

230	Allied World Assurance Holdings	10,955

290	Aon Corporation	12,621

134	Philadelphia Consolidated Holding Corporation, (2)	4,797

220	Unum Group	4,976

192	WR Berkley Corporation	5,810
	Total Insurance	68,030

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Value Fund (continued)

January 31, 2008

Shares	Description (1)	Value

	Leisure Equipment & Products – 0.9%

360	Hasbro, Inc.	$9,349
	Machinery – 3.2%

290	AGCO Corporation, (2)	17,464

90	Deere & Company	7,898

140	ITT Industries Inc.	8,320
	Total Machinery	33,682

	Media – 1.2%

100	Cablevision Systems Corporation, (2)	2,348

340	Walt Disney Company	10,176
	Total Media	12,524

	Metals & Mining – 1.9%

220	Freeport-McMoRan Copper & Gold, Inc.	19,587
	Mortgage REIT – 2.3%

1,200	Annaly Capital Management Inc.	23,664
	Multi-Utilities – 0.5%

190	MDU Resources Group Inc.	4,925
	Oil, Gas & Consumable Fuels – 12.0%

432	Chevron Corporation	36,504

90	Devon Energy Corporation	7,648

360	Hess Corporation	32,699

60	Marathon Oil Corporation	2,811

230	Murphy Oil Corporation	16,914

430	Occidental Petroleum Corporation	29,184
	Total Oil, Gas & Consumable Fuels	125,760

	Pharmaceuticals – 5.1%

690	Bristol-Myers Squibb Company	16,001

290	Eli Lilly and Company	14,941

223	Merck & Co. Inc.	10,320

530	Pfizer Inc.	12,397
	Total Pharmaceuticals	53,659

	Retail REIT – 0.4%

90	Taubman Centers Inc.	4,514
	Road & Rail – 1.5%

250	CSX Corporation	12,120

30	Union Pacific Corporation	3,751
	Total Road & Rail	15,871

	Software – 0.8%

470	Symantec Corporation, (2)	8,427
	Specialty Retail – 1.0%

290	Gap, Inc.	5,545

300	RadioShack Corporation	5,205
	Total Specialty Retail	10,750

Shares	Description (1)	Value

	Thrifts & Mortgage Finance – 2.3%

1,500	Hudson City Bancorp, Inc.	$24,570
	Tobacco – 2.8%

270	Altria Group, Inc.	20,471

181	UST Inc.	9,405
	Total Tobacco	29,876

	Total Investments (cost $960,752) – 99.0%	1,039,459

	Other Assets Less Liabilities – 1.0%	10,769

	Net Assets – 100%	$1,050,228

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Symphony Mid-Cap Core Fund

January 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 99.7%

	Auto Components – 1.4%

220	Advance Auto Parts, Inc.	$7,850

150	WABCO Holdings Inc.	6,044
	Total Auto Components	13,894

	Beverages – 2.4%

830	Coca-Cola Enterprises Inc.	19,148

130	Pepsi Bottling Group, Inc.	4,531
	Total Beverages	23,679

	Capital Markets – 0.7%

260	SEI Investments Company	7,202
	Chemicals – 4.2%

50	Celanese Corporation, Series A	1,859

280	Lubrizol Corporation	14,731

280	Mosaic Company, (2)	25,482
	Total Chemicals	42,072

	Commercial Banks – 2.4%

327	Northern Trust Corporation	23,989
	Commercial Services & Supplies – 0.9%

230	Hewitt Associates Inc., Class A, (2)	8,549
	Computers & Peripherals – 2.7%

945	Network Appliance, Inc., (2)	21,943

260	Seagate Technology	5,270
	Total Computers & Peripherals	27,213

	Construction & Engineering – 4.1%

180	Fluor Corporation	21,901

170	Jacobs Engineering Group Inc., (2)	12,995

100	Shaw Group Inc., (2)	5,650
	Total Construction & Engineering	40,546

	Consumer Finance – 0.8%

40	MasterCard, Inc.	8,280
	Containers & Packaging – 1.4%

280	Owens-Illinois, Inc., (2)	14,112
	Diversified Financial Services – 1.9%

500	Eaton Vance Corporation	18,635
	Electric Utilities – 5.7%

370	DPL Inc.	10,271

460	Edison International	23,994

1,070	Reliant Energy Inc., (2)	22,759
	Total Electric Utilities	57,024

	Electrical Equipment – 0.5%

110	Hubbell Incorporated, Class B	5,245

Shares	Description (1)	Value

	Electronic Equipment & Instruments – 2.6%

150	MEMC Electronic Materials, (2)	$10,719

50	Mettler-Toledo International Inc., (2)	4,965

190	Thermo Fisher Scientific, Inc., (2)	9,783
	Total Electronic Equipment & Instruments	25,467

	Energy Equipment & Services – 5.5%

180	Cooper Cameron Corporation, (2)	7,247

540	Global Industries, Limited, (2)	9,536

300	Helmerich & Payne Inc.	11,766

610	Patterson-UTI Energy, Inc.	11,944

60	SeaCor Smit Inc., (2)	5,292

170	Unit Corporation, (2)	8,520
	Total Energy Equipment & Services	54,305

	Food & Staples Retailing – 0.3%

86	Safeway Inc.	2,665
	Gas Utilities – 2.3%

440	Questar Corporation	22,400
	Health Care Equipment & Supplies – 0.3%

100	Applera Corporation-Applied Biosystems Group	3,153
	Health Care Providers & Services – 5.6%

300	Express Scripts, Inc., (2)	20,247

340	Humana Inc., (2)	27,301

174	Wellcare Health Plans Inc., (2)	8,176
	Total Health Care Providers & Services	55,724

	Hotels, Restaurants & Leisure – 0.8%

240	Choice Hotels International, Inc.	8,016
	Industrial Conglomerates – 0.7%

130	Textron Inc.	7,287
	Insurance – 6.4%

170	Arch Capital Group Limited, (2)	11,978

400	HCC Insurance Holdings Inc.	11,144

229	Philadelphia Consolidated Holding Corporation, (2)	8,198

150	Reinsurance Group of America Inc.	8,696

782	WR Berkley Corporation	23,663
	Total Insurance	63,679

	Internet & Catalog Retail – 0.5%

70	Amazon.com, Inc., (2)	5,439
	IT Services – 1.0%

180	FactSet Research Systems Inc.	10,067
	Leisure Equipment & Products – 0.5%

180	Hasbro, Inc.	4,675

Portfolio of Investments (Unaudited)

Nuveen Symphony Mid-Cap Core Fund (continued)

January 31, 2008

Shares	Description (1)	Value

	Machinery – 6.3%

300	AGCO Corporation, (2)	$18,066

130	Crane Company	5,313

150	Harsco Corporation	8,538

470	Manitowoc Company Inc.	17,916

360	Pall Corporation	13,280
	Total Machinery	63,113

	Media – 3.8%

600	Dish Network Corporation, (2)	16,944

280	Liberty Global Inc, A Shares, (2)	11,315

510	Regal Entertainment Group, Class A	9,455
	Total Media	37,714

	Mortgage REIT – 1.0%

480	Annaly Capital Management Inc.	9,466
	Multi-Utilities – 1.1%

230	ONEOK, Inc.	10,810
	Office REIT – 1.0%

110	SL Green Realty Corporation	10,209
	Oil, Gas & Consumable Fuels – 5.2%

190	Hess Corporation	17,258

340	Murphy Oil Corporation	25,003

260	St Mary Land and Exploration Company	9,160
	Total Oil, Gas & Consumable Fuels	51,421

	Personal Products – 1.4%

360	Herbalife, Limited	14,285
	Pharmaceuticals – 1.2%

680	Warner Chilcott Limited, (2)	11,526
	Road & Rail – 1.4%

190	Hertz Global Holdings, Inc., (2)	2,835

310	Kansas City Southern Industries, (2)	11,123
	Total Road & Rail	13,958

	Semiconductors & Equipment – 5.0%

360	Broadcom Corporation, Class A, (2)	7,949

590	National Semiconductor Corporation	10,874

330	NVIDIA Corporation, (2)	8,115

550	QLogic Corporation, (2)	7,865

680	Xilinx, Inc.	14,872
	Total Semiconductors & Equipment	49,675

	Software – 3.8%

220	Activision Inc., (2)	5,691

510	Autodesk, Inc., (2)	20,987

240	BMC Software, Inc., (2)	7,690

110	Intuit Inc., (2)	3,376
	Total Software	37,744

Shares	Description (1)	Value

	Specialized REIT – 3.8%

330	Public Storage, Inc.	$25,822

290	Rayonier Inc.	12,273
	Total Specialized REIT	38,095

	Specialty Retail – 6.5%

220	Barnes & Noble Inc.	7,469

190	GameStop Corporation, (2)	9,829

810	Gap, Inc.	15,487

340	Guess Inc.	12,685

520	RadioShack Corporation	9,022

330	TJX Companies, Inc.	10,415
	Total Specialty Retail	64,907

	Thrifts & Mortgage Finance – 2.6%

1,560	Hudson City Bancorp, Inc.	25,552
	Total Investments (cost $977,049) – 99.7%	991,792

	Other Assets Less Liabilities – 0.3%	2,573

	Net Assets – 100%	$994,365

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Growth Fund

January 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 99.6%

	Aerospace & Defense – 4.0%

260	Boeing Company	$21,627

170	Lockheed Martin Corporation	18,346
	Total Aerospace & Defense	39,973

	Air Freight & Logistics – 0.9%

130	United Parcel Service, Inc., Class B	9,511
	Asset Backed Securities – 0.3%

70	Federated Investors Inc.	2,980
	Auto Components – 0.8%

220	Advance Auto Parts, Inc.	7,850
	Beverages – 4.2%

100	Anheuser-Busch Companies, Inc.	4,652

240	Coca-Cola Company	14,201

230	Pepsi Bottling Group, Inc.	8,016

220	PepsiCo, Inc.	15,002
	Total Beverages	41,871

	Biotechnology – 3.7%

120	Cephalon, Inc., (2)	7,876

370	Genzyme Corporation, (2)	28,907
	Total Biotechnology	36,783

	Capital Markets – 1.2%

150	State Street Corporation	12,318
	Chemicals – 2.0%

110	Celanese Corporation, Series A	4,090

90	Ecolab Inc.	4,343

50	Mosaic Company, (2)	4,551

90	Praxair, Inc.	7,282
	Total Chemicals	20,266

	Commercial Banks – 0.4%

50	Northern Trust Corporation	3,668
	Communication Equipment – 3.8%

270	Corning Incorporated	6,499

750	QUALCOMM Inc.	31,814
	Total Communication Equipment	38,313

	Computers & Peripherals – 10.7%

270	Apple, Inc., (2)	36,545

450	Hewlett-Packard Company	19,688

240	International Business Machines Corporation (IBM)	25,761

100	McAfee Inc., (2)	3,366

920	Network Appliance, Inc., (2)	21,362
	Total Computers & Peripherals	106,722

	Construction & Engineering – 1.9%

160	Fluor Corporation	19,467

Shares	Description (1)	Value

	Consumer Finance – 1.7%

80	MasterCard, Inc.	$16,560
	Containers & Packaging – 0.9%

180	Owens-Illinois, Inc., (2)	9,072
	Diversified Financial Services – 1.7%

160	Eaton Vance Corporation	5,963

230	Nasdaq Stock Market, Inc., (2)	10,642
	Total Diversified Financial Services	16,605

	Electric Utilities – 0.4%

110	DPL Inc.	3,054
	Electrical Equipment – 1.2%

240	Emerson Electric Co.	12,202
	Electronic Equipment & Instruments – 0.6%

40	MEMC Electronic Materials, (2)	2,858

70	Thermo Fisher Scientific, Inc., (2)	3,604
	Total Electronic Equipment & Instruments	6,462

	Energy Equipment & Services – 4.0%

260	Cooper Cameron Corporation, (2)	10,468

290	Global Industries, Limited, (2)	5,121

350	Halliburton Company	11,610

60	Tidewater Inc.	3,178

80	Transocean Inc., (2)	9,808
	Total Energy Equipment & Services	40,185

	Food & Staples Retailing – 6.2%

350	Costco Wholesale Corporation	23,779

580	Kroger Co.	14,761

460	Wal-Mart Stores, Inc.	23,405
	Total Food & Staples Retailing	61,945

	Food Products – 0.3%

50	H.J. Heinz Company	2,128
	Gas Utilities – 1.0%

190	Questar Corporation	9,673
	Health Care Equipment & Supplies – 4.2%

250	Applera Corporation-Applied Biosystems Group	7,883

450	Baxter International Inc.	27,332

80	Becton, Dickinson and Company	6,922
	Total Health Care Equipment & Supplies	42,137

	Health Care Providers & Services – 4.7%

320	Express Scripts, Inc., (2)	21,597

270	Humana Inc., (2)	21,681

90	Wellcare Health Plans Inc., (2)	4,229
	Total Health Care Providers & Services	47,507

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Growth Fund (continued)

January 31, 2008

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 2.6%

80	Choice Hotels International, Inc.	$2,672

380	McDonald’s Corporation	20,349

30	Wynn Resorts Ltd	3,449
	Total Hotels, Restaurants & Leisure	26,470

	Household Products – 1.2%

150	Colgate-Palmolive Company	11,550
	Insurance – 3.0%

330	AFLAC Incorporated	20,239

90	HCC Insurance Holdings Inc.	2,507

40	Philadelphia Consolidated Holding Corporation, (2)	1,432

200	WR Berkley Corporation	6,052
	Total Insurance	30,230

	Internet & Catalog Retail – 1.4%

180	Amazon.com, Inc., (2)	13,986
	Internet Software & Services – 0.6%

10	Google Inc., Class A, (2)	5,643
	IT Services – 1.8%

530	Accenture Limited	18,349
	Machinery – 2.2%

180	AGCO Corporation, (2)	10,840

60	Harsco Corporation	3,415

90	Manitowoc Company Inc.	3,431

120	Pall Corporation	4,427
	Total Machinery	22,113

	Media – 3.2%

650	DIRECTV Group, Inc., (2)	14,677

480	Dish Network Corporation, (2)	13,555

110	Viacom Inc., Class B, (2)	4,264
	Total Media	32,496

	Multiline Retail – 0.4%

160	Dollar Tree Stores Inc., (2)	4,482
	Oil, Gas & Consumable Fuels – 2.5%

350	Denbury Resources Inc., (2)	8,855

210	Frontier Oil Corporation	7,407

160	XTO Energy, Inc.	8,310
	Total Oil, Gas & Consumable Fuels	24,572

	Personal Products – 0.6%

150	Herbalife, Limited	5,952
	Pharmaceuticals – 2.5%

530	Bristol-Myers Squibb Company	12,291

120	Eli Lilly and Company	6,182

140	Merck & Co. Inc.	6,479
	Total Pharmaceuticals	24,952

Shares	Description (1)	Value

	Retail REIT – 1.0%

110	Macerich Company	$7,521

50	Taubman Centers Inc.	2,508
	Total Retail REIT	10,029

	Road & Rail – 2.3%

390	CSX Corporation	18,907

80	Landstar System	4,002
	Total Road & Rail	22,909

	Semiconductors & Equipment – 2.0%

490	Intel Corporation	10,388

90	NVIDIA Corporation, (2)	2,213

340	Xilinx, Inc.	7,436
	Total Semiconductors & Equipment	20,037

	Software – 7.4%

450	Activision Inc., (2)	11,642

580	Adobe Systems Incorporated, (2)	20,259

360	Autodesk, Inc., (2)	14,814

390	CA Inc.	8,592

230	Intuit Inc., (2)	7,059

660	Symantec Corporation, (2)	11,834
	Total Software	74,200

	Specialized REIT – 0.5%

50	Rayonier Inc.	2,116

70	Ventas Inc.	3,094
	Total Specialized REIT	5,210

	Specialty Retail – 2.4%

60	Abercrombie & Fitch Co., Class A	4,781

80	GameStop Corporation, (2)	4,138

210	Guess Inc.	7,835

280	RadioShack Corporation	4,858

80	TJX Companies, Inc.	2,525
	Total Specialty Retail	24,137

	Thrifts & Mortgage Finance – 1.2%

760	Hudson City Bancorp, Inc.	12,449
	Total Investments (cost $969,386) – 99.6%	997,018

	Other Assets Less Liabilities – 0.4%	4,359

	Net Assets – 100%	$1,001,377

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited)

January 31, 2008

	All-Cap Core	Small-Mid Cap Core	Large-Cap Value	Mid-Cap Core	Large-Cap Growth
Assets
Investments, at value (cost $959,668, $925,069, $960,752, $977,049 and $969,386, respectively)	$971,137	$900,678	$1,039,459	$991,792	$997,018
Cash	12,215	35,259	13,242	6,077	15,298
Receivables:
Dividends	400	279	1,461	324	368
From Adviser	2,678	1,372	1,982	1,230	—
Investments sold	118,794	7,606	19,902	—	126,076
Total assets	1,105,224	945,194	1,076,046	999,423	1,138,760
Liabilities
Payable for investments purchased	116,740	3,465	18,632	—	130,831
Accrued expenses:
Management fees	—	—	—	—	848
12b-1 distribution and service fees	469	446	505	475	484
Other	4,519	5,057	6,681	4,583	5,220
Total liabilities	121,728	8,968	25,818	5,058	137,383
Net assets	$983,496	$936,226	$1,050,228	$994,365	$1,001,377
Class A Shares
Net assets	$247,229	$235,298	$263,323	$250,024	$251,282
Shares outstanding	12,500	12,500	12,500	12,500	12,500
Net asset value per share	$19.78	$18.82	$21.07	$20.00	$20.10
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$20.99	$19.97	$22.36	$21.22	$21.33
Class B Shares
Net assets	$244,147	$232,464	$261,729	$246,788	$249,143
Shares outstanding	12,500	12,500	12,500	12,500	12,500
Net asset value and offering price per share	$19.53	$18.60	$20.94	$19.74	$19.93
Class C Shares
Net assets	$244,147	$232,464	$261,729	$246,788	$249,143
Shares outstanding	12,500	12,500	12,500	12,500	12,500
Net asset value and offering price per share	$19.53	$18.60	$20.94	$19.74	$19.93
Class R Shares
Net assets	$247,973	$236,000	$263,447	$250,765	$251,809
Shares outstanding	12,500	12,500	12,500	12,500	12,500
Net asset value and offering price per share	$19.84	$18.88	$21.08	$20.06	$20.14

Net Assets Consist of:
Capital paid-in	$999,037	$998,381	$998,994	$998,616	$995,140
Undistributed net investment income (loss)	(2,806)	(4,303)	857	(3,446)	(3,057)
Accumulated net realized gain (loss) from investments	(24,204)	(33,461)	(28,330)	(15,548)	(18,338)
Net unrealized appreciation (depreciation) of investments	11,469	(24,391)	78,707	14,743	27,632
Net assets	$983,496	$936,226	$1,050,228	$994,365	$1,001,377

See accompanying notes to financial statements.

Statement of Operations (Unaudited)

Six Months Ended January 31, 2008

	All-Cap Core	Small-Mid Cap Core	Large Cap Value	Mid-Cap Core	Large-Cap Growth
Investment Income	$6,004	$4,489	$10,005	$5,659	$5,470
Expenses
Management fees	4,840	5,298	4,519	4,937	4,462
12b-1 service fees – Class A	344	338	361	351	335
12b-1 distribution and service fees – Class B	1,361	1,339	1,436	1,388	1,332
12b-1 distribution and service fees – Class C	1,361	1,339	1,436	1,388	1,332
Shareholders’ servicing agent fees and expenses	65	65	65	47	63
Custodian’s fees and expenses	4,739	4,167	4,204	3,287	3,934
Trustees’ fees and expenses	34	59	14	39	12
Professional fees	3,473	2,691	5,562	3,495	3,116
Shareholders’ reports – printing and mailing expenses	2,552	2,552	1,964	2,552	1,469
Other expenses	63	66	67	68	62
Total expenses before custodian fee credit and expense reimbursement	18,832	17,914	19,628	17,552	16,117
Custodian fee credit	(460)	(864)	(407)	(350)	(268)
Expense reimbursement	(9,562)	(8,258)	(10,440)	(8,097)	(7,322)
Net expenses	8,810	8,792	8,781	9,105	8,527
Net investment income (loss)	(2,806)	(4,303)	1,224	(3,446)	(3,057)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(16,538)	(18,136)	(27,147)	(15,548)	(6,764)
Change in net unrealized appreciation (depreciation) of investments	(14,045)	(74,026)	42,155	(33,809)	(20,441)
Net realized and unrealized gain (loss)	(30,583)	(92,162)	15,008	(49,357)	(27,205)
Net increase (decrease) in net assets from operations	$(33,389)	$(96,465)	$16,232	$(52,803)	$(30,262)

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)

	All-Cap Core		Small-Mid Cap Core
	Six Months Ended 1/31/08	Year Ended 7/31/07	Six Months Ended 1/31/08	Year Ended 7/31/07
Operations
Net investment income (loss)	$(2,806)	$(1,471)	$(4,303)	$(5,500)
Net realized gain (loss) from investments	(16,538)	81,430	(18,136)	53,507
Change in net unrealized appreciation (depreciation) of investments	(14,045)	21,507	(74,026)	78,751
Net increase (decrease) in net assets from operations	(33,389)	101,466	(96,465)	126,758
Distributions to Shareholders
From net investment income:
Class A	—	(241)	—	(301)
Class B	—	—	—	—
Class C	—	—	—	—
Class R	—	(623)	—	(677)
From accumulated net realized gains:
Class A	(20,567)	—	(15,250)	—
Class B	(20,566)	—	(15,250)	—
Class C	(20,566)	—	(15,250)	—
Class R	(20,566)	—	(15,250)	—
Decrease in net assets from distributions to shareholders	(82,265)	(864)	(61,000)	(978)
Fund Share Transactions
Proceeds from sale of shares	—	—	—	—
Net increase (decrease) in net assets from Fund share transactions	—	—	—	—
Net increase (decrease) in net assets	(115,654)	100,602	(157,465)	125,780
Net assets at the beginning of period	1,099,150	998,548	1,093,691	967,911
Net assets at the end of period	$983,496	$1,099,150	$936,226	$1,093,691
Undistributed net investment income (loss) at the end of period	$(2,806)	$—	$(4,303)	$—

See accompanying notes to financial statements.

	Large-Cap Value		Mid-Cap Core
	Six Months Ended 1/31/08	Year Ended 7/31/07	Six Months Ended 1/31/08	Year Ended 7/31/07
Operations
Net investment income (loss)	$1,224	$4,778	$(3,446)	$(5,536)
Net realized gain (loss) from investments	(27,147)	100,757	(15,548)	80,359
Change in net unrealized appreciation (depreciation) of investments	42,155	5,002	(33,809)	40,700
Net increase (decrease) in net assets from operations	16,232	110,537	(52,803)	115,523
Distributions to Shareholders
From net investment income:
Class A	(845)	(1,471)	—	(81)
Class B	—	(305)	—	—
Class C	—	(305)	—	—
Class R	(1,574)	(1,859)	—	(459)
From accumulated net realized gains:
Class A	(22,559)	(4,883)	(17,594)	(404)
Class B	(22,558)	(4,882)	(17,594)	(404)
Class C	(22,559)	(4,882)	(17,594)	(404)
Class R	(22,559)	(4,883)	(17,593)	(404)
Decrease in net assets from distributions to shareholders	(92,654)	(23,470)	(70,375)	(2,156)
Fund Share Transactions
Proceeds from sale of shares	—	—	—	—
Net increase (decrease) in net assets from Fund share transactions	—	—	—	—
Net increase (decrease) in net assets	(76,422)	87,067	(123,178)	113,367
Net assets at the beginning of period	1,126,650	1,039,583	1,117,543	1,004,176
Net assets at the end of period	$1,050,228	$1,126,650	$994,365	$1,117,543
Undistributed net investment income (loss) at the end of period	$857	$2,052	$(3,446)	$—

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited) (continued)

	Large-Cap Growth
	Six Months Ended 1/31/08	For the Period 12/15/06 (commencement of operations) through 7/31/07
Operations
Net investment income (loss)	$(3,057)	$(4,584)
Net realized gain (loss) from investments	(6,764)	(6,641)
Change in net unrealized appreciation (depreciation) of investments	(20,441)	48,073
Net increase (decrease) in net assets from operations	(30,262)	36,848
Distributions to Shareholders
From net investment income:
Class A	—	—
Class B	—	—
Class C	—	—
Class R	(209)	—
From accumulated net realized gains:
Class A	(1,250)	—
Class B	(1,250)	—
Class C	(1,250)	—
Class R	(1,250)	—
Decrease in net assets from distributions to shareholders	(5,209)	—
Fund Share Transactions
Proceeds from sale of shares	—	1,000,000
Net increase (decrease) in net assets from Fund share transactions	—	1,000,000
Net increase (decrease) in net assets	(35,471)	1,036,848
Net assets at the beginning of period	1,036,848	—
Net assets at the end of period	$1,001,377	$1,036,848
Undistributed net investment income (loss) at the end of period	$(3,057)	$209

See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony All-Cap Core Fund (“All-Cap Core”), Nuveen Symphony Small-Mid Cap Core Fund (“Small-Mid Cap Core”), Nuveen Symphony Large-Cap Value Fund (“Large-Cap Value”), Nuveen Symphony Mid-Cap Core Fund (“Mid-Cap Core”) and Nuveen Symphony Large-Cap Growth Fund (“Large-Cap Growth”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

All-Cap Core ordinarily invests at least 80% of its net assets in equity securities of companies with varying market capitalizations similar to the stocks included in the Russell 3000 Index in an attempt to provide long-term capital appreciation.

Small-Mid Cap Core ordinarily invests at least 80% of its net assets in equity securities of companies with varying market capitalizations similar to the stocks included in the Russell 2500 Index in an attempt to provide long-term capital appreciation.

Large-Cap Value ordinarily invests at least 80% of its net assets in equity securities of companies with varying market capitalizations similar to the stocks included in the Russell 1000 Value Index in an attempt to provide long-term capital appreciation.

Mid-Cap Core ordinarily invests at least 80% of its net assets in equity securities of companies with varying market capitalizations similar to the stocks included in the Russell Midcap Index in an attempt to provide long-term capital appreciation.

Large-Cap Growth ordinarily invests at least 80% of its net assets in equity securities of companies with varying market capitalizations similar to the stocks included in the Russell 1000 Growth Index in an attempt to provide long-term capital appreciation.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. If it is determined that the market price for an investment is unavailable or inappropriate, the Board of Trustees, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date. Investment income also includes interest income, if any.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Effective January 31, 2008, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e. greater than 50-percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

Notes to Financial Statements (Unaudited) (continued)

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the six months ended January 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares, however, Large-Cap Growth will issue Class B Shares only upon exchange of Class B Shares from another Nuveen fund or for purposes of dividend reinvestment. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a ..25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments

The Funds are authorized to invest in certain derivative financial instruments, including options, futures and swap contracts. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended January 31, 2008.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

All-Cap Core, Small-Mid Cap Core, Large-Cap Value and Mid-Cap Core did not have any transactions in Fund shares during the six months ended January 31, 2008 or during the fiscal year ended July 31, 2007.

Transactions in Fund shares for Large-Cap Growth were as follows:

	Large-Cap Growth
	Six Months Ended 1/31/08		For the Period 12/15/06 (commencement of operations) through 7/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class B	—	—	12,500	250,000
Class C	—	—	12,500	250,000
Class R	—	—	12,500	250,000
Net increase (decrease)	—	$—	50,000	$1,000,000

3. Investment Transactions

Purchases and sales (excluding short-term investments) during the six months ended January 31, 2008, were as follows:

	All-Cap Core	Small-Mid Cap Core	Large-Cap Value	Mid-Cap Core	Large-Cap Growth
Purchases	$874,128	$813,644	$579,623	$697,009	$622,538
Sales	951,359	855,923	679,911	777,659	643,063

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At January 31, 2008, the cost of investments was as follows:

	All-Cap Core	Small-Mid Cap Core	Large-Cap Value	Mid-Cap Core	Large-Cap Growth
Cost of investments	$959,668	$925,270	$960,752	$977,049	$970,207

Gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 2008, were as follows:

	All-Cap Core	Small-Mid Cap Core	Large-Cap Value	Mid-Cap Core	Large-Cap Growth
Gross unrealized:
Appreciation	$69,007	$68,532	$113,638	$79,826	$78,472
Depreciation	(57,538)	(93,124)	(34,931)	(65,083)	(51,661)
Net unrealized appreciation (depreciation) of investments	$11,469	$(24,592)	$78,707	$14,743	$26,811

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2007, the Funds’ last tax year end, were as follows:

	All-Cap Core	Small-Mid Cap Core	Large-Cap Value	Mid-Cap Core	Large-Cap Growth
Undistributed net ordinary income *	$44,165	$—	$84,915	$57,941	$209
Undistributed net long-term capital gains	30,434	45,876	6,189	12,436	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2007, was designated for purposes of the dividends paid reduction as follows:

	All-Cap Core	Small-Mid Cap Core	Large-Cap Value	Mid-Cap Core	Large-Cap Growth
Distributions from net ordinary income *	$865	$979	$23,471	$2,154	$—
Distributions from net long-term capital gains	—	—	—	—	—

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Large-Cap Growth elected to defer net realized losses from investments incurred from December 15, 2006 (commencement of operations) through July 31, 2007 (“post-October losses”) in accordance with Federal income tax regulations. Post-October losses of $5,753 were treated as having arisen on the first day of the following fiscal year.

Notes to Financial Statements (Unaudited) (continued)

5. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	All-Cap Core Fund-Level Fee Rate	Small-Mid Cap Core Fund-Level Fee Rate	Large-Cap Value Fund-Level Fee Rate	Mid-Cap Core Fund-Level Fee Rate	Large-Cap Growth Fund-Level Fee Rate
For the first $125 million	.7000%	.8000%	.6000%	.7000%	.6500%
For the next $125 million	.6875	.7875	.5875	.6875	.6375
For the next $250 million	.6750	.7750	.5750	.6750	.6250
For the next $500 million	.6625	.7625	.5625	.6625	.6125
For the next $1 billion	.6500	.7500	.5500	.6500	.6000
For net assets over $2 billion	.6250	.7250	.5250	.6250	.5750

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of January 31, 2008, the complex-level fee rate was .1847%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Symphony Asset Management (“Symphony”), a wholly owned subsidiary of Nuveen, under which Symphony manages the investment portfolios of the Funds. Symphony is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser agreed to waive part of its management fees or reimburse certain expenses of All-Cap Core, Small-Mid Cap Core, Large-Cap Value and Mid-Cap Core through November 30, 2009 and November 30, 2010 for Large-Cap Growth, in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.15%, 1.25%, 1.05%, 1.15% and 1.10%, of the average daily net assets of All-Cap Core, Small-Mid Cap Core, Large-Cap Value, Mid-Cap Core and Large-Cap Growth, respectively, and from exceeding 1.40%, 1.50%, 1.30%, 1.40% and 1.35%, respectively, after November 30, 2009 and November 30, 2010 for Large-Cap Growth. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At January 31, 2008, Nuveen owned all shares of each class of each Fund.

During the six months ended January 31, 2008, Nuveen Investments, LLC, a wholly owned subsidiary of Nuveen, retained all 12b-1 fees.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser and, if applicable, each sub-advisory agreement between the Adviser and any sub-adviser of the Funds, and resulted in the automatic termination of each such agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser, and, if applicable, a new sub-advisory agreement between the Adviser and any sub-adviser on the same terms as the previous agreements. Each new ongoing investment management agreement and sub-advisory agreement, if applicable, was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of January 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Notes

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
ALL-CAP CORE											Ratio to Average Net Assets Before Credit/ Reimbursement				Ratio to Average Net Assets After Reimbursement(c)				Ratio to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (5/06)
2008(f)	$22.06	$(.02)	$(.61)	$(.63)	$—	$(1.65)	$(1.65)	$19.78	(3.18)%	$247	3.12	%*	(2.03	)%*	1.38	%*	(.29	)%*	1.30	%*	(.20	)%*	81%
2007	19.98	.04	2.06	2.10	(.02)	—	(.02)	22.06	10.51	276	4.14		(2.67)		1.38		.09		1.29		.18		138
2006(e)	20.00	.01	(.03)	(.02)	—	—	—	19.98	(.10)	250	10.14	*	(8.60	)*	1.39	*	.15	*	1.32	*	.22	*	17
Class B (5/06)
2008(f)	21.89	(.10)	(.61)	(.71)	—	(1.65)	(1.65)	19.53	(3.57)	244	3.87	*	(2.78	)*	2.13	*	(1.03	)*	2.04	*	(.95	)*	81
2007	19.96	(.13)	2.06	1.93	—	—	—	21.89	9.67	274	4.89		(3.42)		2.14		(.66)		2.05		(.57)		138
2006(e)	20.00	(.02)	(.02)	(.04)	—	—	—	19.96	(.20)	249	10.88	*	(9.34	)*	2.14	*	(.60	)*	2.07	*	(.53	)*	17
Class C (5/06)
2008(f)	21.89	(.10)	(.61)	(.71)	—	(1.65)	(1.65)	19.53	(3.57)	244	3.87	*	(2.78	)*	2.13	*	(1.03	)*	2.04	*	(.95	)*	81
2007	19.96	(.13)	2.06	1.93	—	—	—	21.89	9.67	274	4.89		(3.42)		2.14		(.66)		2.05		(.57)		138
2006(e)	20.00	(.02)	(.02)	(.04)	—	—	—	19.96	(.20)	249	10.88	*	(9.34	)*	2.14	*	(.60	)*	2.07	*	(.53	)*	17
Class R (5/06)
2008(f)	22.10	.01	(.62)	(.61)	—	(1.65)	(1.65)	19.84	(3.08)	248	2.87	*	(1.78	)*	1.13	*	(.04	)*	1.05	*	.05	*	81
2007	19.99	.10	2.06	2.16	(.05)	—	(.05)	22.10	10.81	276	3.89		(2.42)		1.13		.34		1.04		.43		138
2006(e)	20.00	.02	(.03)	(.01)	—	—	—	19.99	(.05)	250	9.88	*	(8.34	)*	1.14	*	.40	*	1.07	*	.47	*	17

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.
(f)	For the six months ended January 31, 2008.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
SMALL-MID CAP CORE											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (5/06)
2008(f)	$21.95	$(.05)	$(1.86)	$(1.91)	$—	$(1.22)	$(1.22)	$18.82	(8.99)%	$235	3.01	%*	(2.18	)%*	1.48	%*	(.65	)%*	1.32	%*	(.49	)%*	78%
2007	19.37	(.04)	2.64	2.60	(.02)	—	(.02)	21.95	13.45	274	4.27		(3.09)		1.48		(.31)		1.37		(.19)		132
2006(e)	20.00	.01	(.64)	(.63)	—	—	—	19.37	(3.15)	242	10.25	*	(8.50	)*	1.49	*	.26	*	1.42	*	.33	*	13
Class B (5/06)
2008(f)	21.78	(.13)	(1.83)	(1.96)	—	(1.22)	(1.22)	18.60	(9.34)	232	3.76	*	(2.93	)*	2.23	*	(1.40	)*	2.07	*	(1.24	)*	78
2007	19.34	(.21)	2.65	2.44	—	—	—	21.78	12.62	272	5.03		(3.85)		2.24		(1.06)		2.12		(.95)		132
2006(e)	20.00	(.01)	(.65)	(.66)	—	—	—	19.34	(3.30)	242	11.00	*	(9.25	)*	2.24	*	(.49	)*	2.17	*	(.42	)*	13
Class C (5/06)
2008(f)	21.78	(.13)	(1.83)	(1.96)	—	(1.22)	(1.22)	18.60	(9.34)	232	3.76	*	(2.93	)*	2.23	*	(1.40	)*	2.07	*	(1.24	)*	78
2007	19.34	(.21)	2.65	2.44	—	—	—	21.78	12.62	272	5.03		(3.85)		2.24		(1.06)		2.12		(.95)		132
2006(e)	20.00	(.01)	(.65)	(.66)	—	—	—	19.34	(3.30)	242	11.00	*	(9.25	)*	2.24	*	(.49	)*	2.17	*	(.42	)*	13
Class R (5/06)
2008(f)	21.98	(.03)	(1.85)	(1.88)	—	(1.22)	(1.22)	18.88	(8.84)	236	2.76	*	(1.93	)*	1.23	*	(.40	)*	1.07	*	(.24	)*	78
2007	19.38	.01	2.64	2.65	(.05)	—	(.05)	21.98	13.70	275	4.02		(2.84)		1.23		(.05)		1.12		.06		132
2006(e)	20.00	.02	(.64)	(.62)	—	—	—	19.38	(3.10)	242	10.00	*	(8.25	)*	1.24	*	.51	*	1.17	*	.58	*	13

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.
(f)	For the six months ended January 31, 2008.

See accompanying notes to financial statements.

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
LARGE-CAP VALUE											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (5/06)
2008(f)	$22.58	$.06	$.30	$.36	$(.07)	$(1.80)	$(1.87)	$21.07	1.33%	$263	3.09	%*	(1.36	)%*	1.28	%*	.45	%*	1.21	%*	.52	%*	51%
2007	20.80	.17	2.12	2.29	(.12)	(.39)	(.51)	22.58	11.01	282	5.11		(3.18)		1.28		.64		1.19		.74		133
2006(e)	20.00	.02	.78	.80	—	—	—	20.80	4.00	260	9.89	*	(8.21	)*	1.29	*	.39	*	1.22	*	.46	*	10
Class B (5/06)
2008(f)	22.47	(.03)	.30	.27	—	(1.80)	(1.80)	20.94	.96	262	3.83	*	(2.10	)*	2.03	*	(.30	)*	1.96	*	(.23	)*	51
2007	20.78	— **	2.10	2.10	(.02)	(.39)	(.41)	22.47	10.12	281	5.86		(3.93)		2.04		(.11)		1.94		(.01)		133
2006(e)	20.00	(.01)	.79	.78	—	—	—	20.78	3.90	260	10.64	*	(8.96	)*	2.04	*	(.36	)*	1.97	*	(.29	)*	10
Class C (5/06)
2008(f)	22.47	(.03)	.30	.27	—	(1.80)	(1.80)	20.94	.96	262	3.83	*	(2.10	)*	2.03	*	(.30	)*	1.96	*	(.23	)*	51
2007	20.78	— **	2.10	2.10	(.02)	(.39)	(.41)	22.47	10.12	281	5.86		(3.93)		2.04		(.11)		1.94		(.01)		133
2006(e)	20.00	(.01)	.79	.78	—	—	—	20.78	3.90	260	10.64	*	(8.96	)*	2.04	*	(.36	)*	1.97	*	(.29	)*	10
Class R (5/06)
2008(f)	22.61	.09	.31	.40	(.13)	(1.80)	(1.93)	21.08	1.48	263	2.84	*	(1.10	)*	1.03	*	.70	*	.96	*	.77	*	51
2007	20.81	.22	2.12	2.34	(.15)	(.39)	(.54)	22.61	11.26	283	4.86		(2.93)		1.03		.89		.94		.99		133
2006(e)	20.00	.02	.79	.81	—	—	—	20.81	4.05	260	9.63	*	(7.95	)*	1.04	*	.64	*	.97	*	.71	*	10

*	Annualized.
**	Net Investment Income (Loss) rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.
(f)	For the six months ended January 31, 2008.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
MID-CAP CORE											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (5/06)
2008(f)	$22.44	$(.03)	$(1.00)	$(1.03)	$—	$(1.41)	$(1.41)	$20.00	(4.95)%	$250	2.83	%*	(1.82	)%*	1.38	%*	(.37	)%*	1.32	%*	(.31	)%*	63%
2007	20.09	(.04)	2.43	2.39	(.01)	(.03)	(.04)	22.44	11.90	280	4.06		(2.94)		1.38		(.27)		1.31		(.19)		139
2006(e)	20.00	—	.09	.09	—	—	—	20.09	.45	251	10.07	*	(8.68	)*	1.39	*	(.01	)*	1.32	*	.07	*	21
Class B (5/06)
2008(f)	22.25	(.12)	(.98)	(1.10)	—	(1.41)	(1.41)	19.74	(5.31)	247	3.57	*	(2.56	)*	2.13	*	(1.12	)*	2.07	*	(1.05	)*	63
2007	20.07	(.21)	2.42	2.21	—	(.03)	(.03)	22.25	11.03	278	4.81		(3.69)		2.14		(1.02)		2.06		(.95)		139
2006(e)	20.00	(.02)	.09	.07	—	—	—	20.07	.35	251	10.81	*	(9.43	)*	2.14	*	(.75	)*	2.07	*	(.68	)*	21
Class C (5/06)
2008(f)	22.25	(.12)	(.98)	(1.10)	—	(1.41)	(1.41)	19.74	(5.31)	247	3.57	*	(2.56	)*	2.13	*	(1.12	)*	2.07	*	(1.05	)*	63
2007	20.07	(.21)	2.42	2.21	—	(.03)	(.03)	22.25	11.03	278	4.81		(3.69)		2.14		(1.02)		2.06		(.95)		139
2006(e)	20.00	(.02)	.09	.07	—	—	—	20.07	.35	251	10.81	*	(9.43	)*	2.14	*	(.75	)*	2.07	*	(.68	)*	21
Class R (5/06)
2008(f)	22.47	(.01)	(.99)	(1.00)	—	(1.41)	(1.41)	20.06	(4.80)	251	2.57	*	(1.56	)*	1.13	*	(.12	)*	1.07	*	(.06	)*	63
2007	20.10	.01	2.43	2.44	(.04)	(.03)	(.07)	22.47	12.15	281	3.80		(2.69)		1.13		(.02)		1.06		.06		139
2006(e)	20.00	.01	.09	.10	—	—	—	20.10	.50	251	9.81	*	(8.43	)*	1.14	*	.25	*	1.06	*	.32	*	21

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.
(f)	For the six months ended January 31, 2008.

See accompanying notes to financial statements.

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
LARGE-CAP GROWTH											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/06)
2008(f)	$20.78	$(.03)	$(.55)	$(.58)	$—	$(.10)	$(.10)	$20.10	(2.82)%	$251	2.70	%*	(1.68	)%*	1.33	%*	(.31	)%*	1.28	%*	(.26	)%*	58%
2007(e)	20.00	(.05)	.83	.78	—	—	—	20.78	3.90	260	8.21	*	(7.39	)*	1.34	*	(.51	)*	1.22	*	(.39	)*	72
Class B (12/06)
2008(f)	20.68	(.11)	(.54)	(.65)	—	(.10)	(.10)	19.93	(3.17)	249	3.44	*	(2.42	)*	2.08	*	(1.06	)*	2.03	*	(1.01	)*	58
2007(e)	20.00	(.15)	.83	.68	—	—	—	20.68	3.40	258	8.97	*	(8.15	)*	2.10	*	(1.27	)*	1.97	*	(1.15	)*	72
Class C (12/06)
2008(f)	20.68	(.11)	(.54)	(.65)	—	(.10)	(.10)	19.93	(3.17)	249	3.44	*	(2.42	)*	2.08	*	(1.06	)*	2.03	*	(1.01	)*	58
2007(e)	20.00	(.15)	.83	.68	—	—	—	20.68	3.40	258	8.97	*	(8.15	)*	2.10	*	(1.27	)*	1.98	*	(1.15	)*	72
Class R (12/06)
2008(f)	20.81	— **	(.55)	(.55)	(.02)	(.10)	(.12)	20.14	(2.69)	252	2.44	*	(1.42	)*	1.08	*	(.06	)*	1.03	*	(.01	)*	58
2007(e)	20.00	(.02)	.83	.81	—	—	—	20.81	4.05	260	7.95	*	(7.13	)*	1.08	*	(.26	)*	.96	*	(.14	)*	72

*	Annualized.
**	Net Investment Income (Loss) rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 15, 2006 (commencement of operations) through July 31, 2007.
(f)	For the six months ended January 31, 2008.

See accompanying notes to financial statements.

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Symphony Asset Management 555 California Street Rene Suite 2975 San Francisco, CA 94104	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $164 billion in assets as of December 31, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MSA-SCORE-0108D

NUVEEN INVESTMENTS EQUITY FUNDS

Semi-Annual Report dated January 31, 2008	For investors seeking long-term capital appreciation.

Nuveen Investments

Equity Funds

Nuveen Tradewinds Global Resources Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

“But one thing we do know is that a well-balanced portfolio can provide diversification that can reduce overall investment risk.”

Dear Shareholder,

As we begin a new year, no one knows for certain what the future will bring. But one thing we do know is that a well-balanced portfolio can provide diversification that can reduce overall investment risk. To learn more about the potential benefits of portfolio diversification, we encourage you to consult a trusted financial advisor. He or she should be able to help you understand how an investment like your Nuveen Fund can be an important building block in a portfolio crafted to perform well through a variety of market conditions.

Detailed information on your Fund’s performance can be found in the Portfolio Managers’ Comments and Fund Spotlight section of this report. The Nuveen Tradewinds Global Resources Fund features portfolio management by Tradewinds Global Investors, LLC. I urge you to take the time to read the Portfolio Managers’ Comments.

I also wanted to update you on some important news about Nuveen Investments. The firm recently was acquired by a group led by Madison Dearborn Partners, LLC. While this affected the corporate structure of Nuveen Investments, it has no impact on the investment objectives or portfolio management strategies of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

March 14, 2008

Semi-Annual Report    Page 1

Portfolio Managers’ Comments

The Nuveen Tradewinds Global Resources Fund features portfolio management by Tradewinds Global Investors, LLC (Tradewinds), of which Nuveen Investments, Inc. owns a controlling interest. The Fund is co-managed by Dave Iben, CFA, Alberto Jimenez Crespo, CPA and Nathaniel Velarde. In the following discussion co-portfolio manager Dave Iben offers his thoughts on the performance of the Fund during the six-month period ending January 31, 2008.

How did the Fund perform during the six month period ended January 31, 2008? What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Nuveen Tradewinds Global Resources Fund Class A shares at net asset value outperformed both its Lipper peer group and benchmark indexes during the reporting period. The table on page three provides performance information for the Fund for the six-month, one-year and since inception periods ended January 31, 2008. The table also compares the Fund’s performance to appropriate benchmarks. Individual stock selection, particularly within the materials and industrials sectors, was the primary driver of outperformance. Several of the Fund’s holdings in agriculture, gold and coal benefited from strong gains in underlying commodity prices.

The Fund tends to favor companies with long-lived assets. Examples include many of our gold mining companies such as Barrick Gold, AngloGold Ashanti and Newmont Mining. Each of these gold mining companies has large proven and probable reserves that trade below liquidation value. We also look for companies that stand to gain from increasing global demand for infrastructure, goods and services. Our energy, materials and agricultural holdings have benefited greatly from global growth in the emerging markets. We have been more cautious regarding processing industries that may be more exposed to economic swings than we are to companies that are rich in scarce assets.

Barrick Gold was the Fund’s top contributor to performance during the period and continued to be a large portfolio holding. Barrick Gold is a large, Canadian blue-chip gold producer and has the largest gold reserves in the industry. Other gold mining companies that contributed significantly to performance included Australia’s largest gold producer, Newcrest Mining, and Kinross Gold Corp., which has properties in North America, South America and Russia. Agco Corp. was another large contributor to performance. Agco manufactures and distributes agricultural equipment and related replacement parts and has benefited from a global boom in the agricultural industry.

Three of the largest detractors from performance were Ivanhoe Mines, Alumina Ltd. and Crystallex International. Ivanhoe Mines is a Canadian mining company, whose key asset is the world’s largest copper-gold development project located in Mongolia. Investor concerns regarding the Mongolian government support for the project caused the stock price to fall during the period. We believe the company has significant upside over the long term based on its asset value. Crystallex is a gold mining company with assets in Venezuela. As with Ivanhoe, investor fears over the Chavez government support impacted the stock price. The stock price of Alumina Ltd. was hurt by an unexpected increase in the cost of projected capital expenditures.

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise shareholders of such changes.

Semi-Annual Report    Page 2

Class A Shares—

Average Annual Total Returns as of 1/31/08

	Cumulative 6-Month	1-Year	Since inception (12/15/06)
Nuveen Tradewinds Global Resources Fund
A Shares at NAV	9.34%	24.98%	23.99%
A Shares at Offer	3.06%	17.77%	17.66%
Lipper Natural Resources Funds Index[1]	4.82%	26.63%	20.27%
MSCI ACWI[2]	-5.26%	1.51%	2.43%
Market Benchmark Index[3]	-0.88%	20.97%	20.47%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	The Lipper Natural Resources Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Natural Resources Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The MSCI ACWI (All Country World Index) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Market Benchmark Index is comprised of a weighting of 60% MSCI ACWI Materials Sector Index, 20% MSCI ACWI Energy Sector Index, and 20% MSCI ACWI Industrials Sector Index. The since inception data for the index was calculated as of 12/31/06, as index returns are calculated on a calendar-month basis. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Semi-Annual Report    Page 3

Fund Spotlight as of 1/31/08 Nuveen Tradewinds Global Resources Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$24.01	$23.96	$23.96	$24.01
Latest Ordinary Income Distribution[1]	$1.4563	$1.2802	$1.2802	$1.5153
Inception Date	12/15/06	12/15/06	12/15/06	12/15/06

Effective February 27, 2007, Tradewinds NWQ Global Investors, LLC changed its name to Tradewinds Global Investors, LLC.

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 1/31/08

A Shares	NAV	Offer
1-Year	24.98%	17.77%
Since Inception	23.99%	17.66%

B Shares	w/o CDSC	w/CDSC
1-Year	24.00%	20.00%
Since Inception	23.02%	19.57%

C Shares	NAV	w/CDSC
1-Year	24.00%	24.00%
Since Inception	23.02%	23.02%

R Shares	NAV
1-Year	25.20%
Since Inception	24.24%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	7.79%	1.31%	7/31/07
Class B	8.53%	2.06%	7/31/07
Class C	8.53%	2.06%	7/31/07
Class R	7.52%	1.05%	7/31/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010, and a custodian fee credit whereby certain fees and expenses are reduced by credits earned of the Fund’s cash on deposit with the bank. Absent the waiver, reimbursement and credit, the Net Expense Ratios would be higher and total returns would be less.

The Fund no longer issues Class B shares. The Fund will issue Class B shares only for purposes of dividend reinvestment.

Average Annual Total Returns as of 12/31/07

A Shares	NAV	Offer
1-Year	28.02%	20.67%
Since Inception	26.92%	19.94%

B Shares	w/o CDSC	w/CDSC
1-Year	26.99%	22.99%
Since Inception	25.95%	22.17%

C Shares	NAV	w/CDSC
1-Year	26.99%	26.99%
Since Inception	25.95%	25.95%

R Shares	NAV
1-Year	28.31%
Since Inception	27.20%

Portfolio Allocation[2]

Portfolio Statistics
Net Assets ($000)	$1,199
Number of Common Stocks	62

Top Five Common Stock Holdings[2]
Newmont Mining Corporation	5.1%
Barrick Gold Corporation	4.8%
Anglogold Ashanti Limited, Sponsored ADR	4.8%
Smithfield Foods, Inc.	3.8%
Chevron Corporation	3.6%

1	Ordinary income distribution consists of short-term capital gains paid on December 17, 2007, and ordinary income paid on December 31, 2007.

2	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Semi-Annual Report  l  Page 4

Fund Spotlight as of 1/31/08 Nuveen Tradewinds Global Resources Fund

Country Allocation[1]
United States	37.2%
Canada	16.6%
Australia	12.0%
United Kingdom	11.7%
South Africa	10.2%
Brazil	2.9%
Japan	2.3%
Mexico	2.1%
Italy	1.6%
South Korea	1.2%
Finland	1.1%
France	1.1%

Industries[1]
Metals & Mining	51.5%
Oil, Gas & Consumable Fuels	18.8%
Food Products	6.1%
Paper & Forest Products	4.6%
Electric Utilities	4.1%
Other	14.9%

1	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (8/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/08)	$1,093.40	$1,088.40	$1,088.40	$1,093.50	$1,019.31	$1,015.53	$1,015.53	$1,020.57
Expenses Incurred During Period	$6.17	$10.11	$10.11	$4.85	$5.96	$9.75	$9.75	$4.69

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.17%, 1.92%, 1.92% and .92% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 5

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Global Resources Fund

January 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 98.6%

	Chemicals – 2.0%

12,800	Dyno Nobel, Limited	$23,634
	Construction & Engineering – 0.5%

1,300	Downer EDI Limited	6,279
	Construction Materials – 1.1%

7,000	Sumitomo Osaka Cement Company, Limited	13,611
	Electric Utilities – 4.1%

2,000	Centrais Electricas Brasileiras S.A., ADR	25,264

700	Korea Electric Power Corporation, Sponsored ADR	14,091

500	PNM Resources Inc.	9,660
	Total Electric Utilities	49,015

	Electrical Equipment – 0.4%

350	GrafTech International Ltd., (2)	5,268
	Energy Equipment & Services – 2.3%

700	BJ Services Company	15,225

200	Technip SA, ADR	12,745
	Total Energy Equipment & Services	27,970

	Food Products – 6.0%

1,600	Smithfield Foods, Inc., (2)	44,560

1,900	Tyson Foods, Inc., Class A	27,075
	Total Food Products	71,635

	Machinery – 1.7%

335	AGCO Corporation, (2)	20,174
	Marine – 0.4%

200	Stolt-Nielsen S.A.	5,152
	Metals & Mining – 50.8%

250	Alcoa Inc.	8,275

4,600	Alumina Limited	21,664

550	Anglo American PLC	30,391

1,350	AngloGold Ashanti Limited, Sponsored ADR	56,120

2,200	Apex Silver Mines Limited, (2)	31,350

1,100	Barrick Gold Corporation	56,639

4,400	Crystallex International Corporation, (2)	8,844

4,600	Eastern Platinum Limited, (2)	14,340

2,300	Gabriel Resources, Limited, (2)	3,986

1,300	Gammon Gold, Inc., (2)	9,037

2,800	Geovic Mining Corporation, (2)	3,486

2,500	Gold Fields Limited, Sponsored ADR	37,575

1,200	Gold Reserve Inc., Class A, (2)	7,080

700	Impala Platinum Holdings Limited	26,599

1,100	Industrias Penoles, S.A. de C.V.	25,376

2,600	Ivanhoe Mines Ltd., (2)	25,116

1,348	Kinross Gold Corporation, (2)	29,831

11,100	Lihir Gold Limited, (2)	36,133

210	Lonmin PLC, Sponsored ADR	12,096

75	Lonmin PLC	4,366

6

Shares	Description (1)	Value

	Metals & Mining (continued)

5,800	MagIndustries Corp., (2)	$10,976

6,800	Mineral Deposits Limited, (2)	7,031

2,800	Moto Goldmines, Limited, (2)	10,541

1,150	Newcrest Mining Limited	36,404

1,100	Newmont Mining Corporation	59,772

1,340	NovaGold Resources Inc., (2)	15,316

50	Rio Tinto PLC, Sponsored ADR	20,348
	Total Metals & Mining	608,692

	Multi-Utilities – 1.7%

800	Puget Energy, Inc.	20,920
	Oil, Gas & Consumable Fuels – 18.6%

400	Arch Coal Inc.	17,600

2,000	BP PLC	21,316

200	Cameco Corporation	6,770

500	Chevron Corporation	42,250

600	Delta Petroleum Corporation, (2)	12,030

1,150	ERG S.p.A.	18,701

400	Nexen Inc.	11,408

2,000	Nippon Oil Corporation	13,567

400	Peabody Energy Corporation	21,608

300	Petro-Canada	13,680

900	Royal Dutch Shell PLC, Class A	32,266

800	USEC Inc., (2)	6,456

400	Warren Resources Inc., (2)	5,088
	Total Oil, Gas & Consumable Fuels	222,740

	Paper & Forest Products – 4.6%

630	AbitibiBowater Inc., (2)	15,605

1,600	Domtar Corporation, (2)	12,912

1,581	Mondi Plc	12,173

70	Mondi, Limited	609

700	UPM-Kymmene Corporation	13,271
	Total Paper & Forest Products	54,570

	Road & Rail – 3.7%

300	CSX Corporation	14,544

235	Union Pacific Corporation	29,382
	Total Road & Rail	43,926

	Water Utilities – 0.7%

200	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	8,562
	Total Investments (cost $1,060,676) – 98.6%	1,182,148

	Other Assets Less Liabilities – 1.4%	17,149

	Net Assets – 100%	$1,199,297

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

7

Statement of Assets and Liabilities (Unaudited)

Nuveen Tradewinds Global Resources Fund

January 31, 2008

Assets
Investments, at value (cost $1,060,676)	$1,182,148
Cash	16,867
Receivables:
Dividends	698
From Adviser	4,705
Investments sold	8,018
Total assets	1,212,436
Liabilities
Accrued expenses:
12b-1 distribution and service fees	573
Other	12,566
Total liabilities	13,139
Net assets	$1,199,297
Class A Shares
Net assets	$300,106
Shares outstanding	12,500
Net asset value per share	$24.01
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$25.47
Class B Shares
Net assets	$299,505
Shares outstanding	12,500
Net asset value and offering price per share	$23.96
Class C Shares
Net assets	$299,505
Shares outstanding	12,500
Net asset value and offering price per share	$23.96
Class R Shares
Net assets	$300,181
Shares outstanding	12,500
Net asset value and offering price per share	$24.01

Net Assets Consist of:
Capital paid-in	$995,119
Undistributed net investment income (loss)	(19,292)
Accumulated net realized gain (loss) from investments and foreign currencies	101,998
Net unrealized appreciation (depreciation) of investments and foreign currencies	121,472
Net assets	$1,199,297

See accompanying notes to financial statements.

8

Statement of Operations (Unaudited)

Nuveen Tradewinds Global Resources Fund

Six Months Ended January 31, 2008

Investment Income (net of foreign tax withheld of $128)	$5,392
Expenses
Management fees	6,090
12b-1 service fees – Class A	389
12b-1 distribution and service fees – Class B	1,540
12b-1 distribution and service fees – Class C	1,540
Shareholders’ servicing agent fees and expenses	71
Custodian’s fees and expenses	3,994
Trustees’ fees and expenses	14
Professional fees	4,846
Shareholders’ reports – printing and mailing expenses	6,951
Federal and state registration fees	15
Other expenses	67
Total expenses before custodian fee credit and expense reimbursement	25,517
Custodian fee credit	(2,526)
Expense reimbursement	(13,796)
Net expenses	9,195
Net investment income (loss)	(3,803)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	121,078
Foreign currencies	169
Change in net unrealized appreciation (depreciation) of investments	(13,443)
Net realized and unrealized gain (loss)	107,804
Net increase (decrease) in net assets from operations	$104,001

See accompanying notes to financial statements.

9

Statement of Changes in Net Assets (Unaudited)

Nuveen Tradewinds Global Resources Fund

	Six Months Ended 1/31/08	For the Period 12/15/06 (commencement of operations) through 7/31/07
Operations
Net investment income (loss)	$(3,803)	$567
Net realized gain (loss) from:
Investments	121,078	29,601
Foreign currencies	169	(637)
Change in net unrealized appreciation (depreciation) of investments	(13,443)	134,915
Net increase (decrease) in net assets from operations	104,001	164,446
Distributions to Shareholders
From net investment income:
Class A	(7,541)	—
Class B	(5,340)	—
Class C	(5,340)	—
Class R	(8,279)	—
From accumulated net realized gains:
Class A	(10,662)	—
Class B	(10,662)	—
Class C	(10,663)	—
Class R	(10,663)	—
Decrease in net assets from distributions to shareholders	(69,150)	—
Fund Share Transactions
Proceeds from sale of shares	—	1,000,000
Net increase (decrease) in net assets from Fund share transactions	—	1,000,000
Net increase (decrease) in net assets	34,851	1,164,446
Net assets at the beginning of period	1,164,446	—
Net assets at the end of period	$1,199,297	$1,164,446
Undistributed net investment income (loss) at the end of period	$(19,292)	$11,011

See accompanying notes to financial statements.

10

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Tradewinds Global Resources Fund (the “Fund”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Effective February 27, 2007, Tradewinds NWQ Global Investors, LLC (“Tradewinds”) changed its name to Tradewinds Global Investors, LLC. This did not cause a change in the portfolio management of the Fund or its investment objectives or policies.

The Fund ordinarily invests at least 80% of its net assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities) in an attempt to provide long-term capital appreciation. The Fund may invest without limit in companies located anywhere in the world and, under normal market conditions, will invest at least 40% of its net assets in non-U.S. companies. The Fund may also invest up to 40% of its net assets in companies in emerging markets.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. If significant market events occur between the time of the determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Fund’s NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. If it is determined that the market price for an investment is unavailable or inappropriate, the Board of Trustees, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, if any, is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Federal Income Taxes

The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Effective January 31, 2008, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e. greater than 50-percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). The Fund has no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund has reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax returns and concluded the adoption of FIN 48 resulted in no impact to the Fund’s net assets or results of operations as of and during the six months ended January 31, 2008.

11

Notes to Financial Statements (Unaudited) (continued)

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares, however, the Fund will issue Class B Shares only for purposes of dividend reinvestment. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative financial instruments including options, futures and swap contracts. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended January 31, 2008.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, options and futures contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included with “Net realized gain (loss) from foreign currencies” and “Change in net unrealized appreciation (depreciation) of foreign currencies” in the Statement of Operations.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investment. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	Six Months Ended 1/31/08		For the Period December 15, 2006 (commencement of operations) through July 31, 2007
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class B	—	—	12,500	250,000
Class C	—	—	12,500	250,000
Class R	—	—	12,500	250,000
Net increase (decrease)	—	$—	50,000	$1,000,000

3. Investment Transactions

Purchases and sales for the six months ended January 31, 2008, aggregated $263,517 and $303,109 respectively.

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At January 31, 2008, the cost of investments was $1,064,814.

Gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 2008, were as follows:

Gross unrealized:
Appreciation	$180,864
Depreciation	(63,530)
Net unrealized appreciation (depreciation) of investments	$117,334

The tax components of net ordinary income and net long-term capital gains at July 31, 2007, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income*	$38,552
Undistributed net long-term capital gains	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

5. Management Fees and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for the Fund is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.8000%
For the next $125 million	.7875
For the next $250 million	.7750
For the next $500 million	.7625
For the next $1 billion	.7500
For net assets over $2 billion	.7250

13

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of January 31, 2008, the complex-level fee rate was .1847%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490
(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Tradewinds, of which Nuveen owns a controlling interest while key management of Tradewinds owns a non-controlling minority interest. Tradewinds is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.35% of the average daily net assets through November 30, 2010 (1.60% after November 30, 2010). The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At January 31, 2008, Nuveen owned all shares of each class of the Fund.

During the six months ended January 31, 2008, Nuveen Investments, LLC, a wholly owned subsidiary of Nuveen, retained all 12b-1 fees.

14

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between the Fund and the Adviser and, if applicable, each sub-advisory agreement between the Adviser and the sub-adviser of the Fund, and resulted in the automatic termination of each such agreement. The Board of Trustees of the Fund considered and approved a new investment management agreement with the Adviser, and, if applicable, a new sub-advisory agreement between the Adviser and the sub-adviser on the same terms as the previous agreements. Each new ongoing investment management agreement and sub-advisory agreement, if applicable, was approved by the shareholders of the Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of the Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Fund is generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Fund to pursue its investment objectives and policies.

6. New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of January 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

15

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout the period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
TRADEWINDS GLOBAL RESOURCES											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/06)
2008(f)	$23.32	$(.04)	$2.18	$2.14	$(.60)	$(.85)	$(1.45)	$24.01	9.34%	$300	3.80	%*	(2.93	)%*	1.58	%*	(.71	)%*	1.17	%*	(.30	)%*	22%
2007(e)	20.00	.05	3.27	3.32	—	—	—	23.32	16.65	292	7.79	*	(6.10	)*	1.58	*	.12	*	1.31	*	.40	*	11
Class B (12/06)
2008(f)	23.23	(.13)	2.14	2.01	(.43)	(.85)	(1.28)	23.96	8.84	300	4.55	*	(3.68	)*	2.33	*	(1.46	)*	1.92	*	(1.05	)*	22
2007(e)	20.00	(.05)	3.28	3.23	—	—	—	23.23	16.15	290	8.53	*	(6.83	)*	2.34	*	(.64	)*	2.06	*	(.36	)*	11
Class C (12/06)
2008(f)	23.23	(.13)	2.14	2.01	(.43)	(.85)	(1.28)	23.96	8.84	300	4.55	*	(3.68	)*	2.33	*	(1.46	)*	1.92	*	(1.05	)*	22
2007(e)	20.00	(.05)	3.28	3.23	—	—	—	23.23	16.15	290	8.53	*	(6.83	)*	2.34	*	(.64	)*	2.06	*	(.36	)*	11
Class R (12/06)
2008(f)	23.38	(.01)	2.15	2.14	(.66)	(.85)	(1.51)	24.01	9.35	300	3.55	*	(2.68	)*	1.33	*	(.46	)*	.92	*	(.05	)*	22
2007(e)	20.00	.09	3.29	3.38	—	—	—	23.38	16.90	292	7.52	*	(5.82	)*	1.33	*	.37	*	1.05	*	.65	*	11

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 15, 2006 (commencement of operations) through July 31, 2007.
(f)	For the six months ended January 31, 2008.

See accompanying notes to financial statements.

16

Notes

17

Notes

18

Notes

19

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

20

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Tradewinds Global Investors, LLC 2049 Century Park East Los Angeles, CA 90067	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: The Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the 12-month period ending June 30, 2007, and (iii) a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

21

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $164 billion in assets as of December 31, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

•	Share prices

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MSA-GLOBR-0108D

NUVEEN INVESTMENTS MUTUAL FUNDS

Semi-Annual Report dated January 31, 2008	For investors seeking long-term capital appreciation.

Nuveen Investments

Equity Funds

Nuveen Rittenhouse Strategic Growth Fund

Nuveen Rittenhouse Mid-Cap Growth Fund

NOW YOU CAN RECEIVE YOUR

NUVEEN INVESTMENTS FUND REPORTS FASTER.

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IT’S FAST, EASY & FREE:

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(Be sure to have the address sheet that accompanied this report handy. You’ll need it to complete the enrollment process.)

OR

www.nuveen.com/accountaccess

if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

“But one thing we do know is that a well-balanced portfolio can provide diversification that can reduce overall investment risk.”

Dear Shareholder,

I am very pleased to announce the new Nuveen Rittenhouse Strategic Growth and Nuveen Rittenhouse Mid-Cap Growth Funds covered in this report. The Funds began investment operations on December 3, 2007. The Funds feature portfolio management by Rittenhouse Asset Management, Inc. (Rittenhouse). For more information on the Funds’ performance, please read the Portfolio Managers’ Comments and Fund Spotlight sections of this report.

As we begin a new year, no one knows for certain what the future will bring. But one thing we do know is that a well-balanced portfolio can provide diversification that can reduce overall investment risk. To learn more about the potential benefits of portfolio diversification, we encourage you to consult a trusted financial advisor. He or she should be able to help you understand how an investment like your Nuveen Fund can be an important building block in a portfolio crafted to perform well through a variety of market conditions.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

March 14, 2008

Semi-Annual Report    Page 1

Portfolio Managers’ Comments

The Nuveen Rittenhouse Strategic Growth and Nuveen Rittenhouse Mid-Cap Growth Funds feature management by Rittenhouse Asset Management, Inc., an affiliate of Nuveen Investments, Inc. We recently spoke with Dan Roarty, co-portfolio manager of the Nuveen Rittenhouse Strategic Growth Fund and Chris Leonard, co-portfolio manager of the Nuveen Rittenhouse Mid-Cap Growth Fund, about the key investment strategies and performance of the Funds for the period since inception through January 31, 2008.

How did the Funds perform and what strategies were used during the period since inception through January 31, 2008?

Both Funds began investment operations on December 3, 2007. During the period from inception to period end, we were primarily involved in the initial invest-up phase. The table on page three provides performance information for each Fund (Class A shares at net asset value) since inception through January 31, 2008. The table also compares the Funds’ performance to appropriate benchmarks.

Nuveen Rittenhouse Strategic Growth Fund

The Nuveen Rittenhouse Strategic Growth Fund Class A shares at net asset value performed in line with both of its comparative indexes during the period since inception through January 31, 2008. The modest outperformance versus the benchmarks was attributable to positive stock selection in health care and financial services, partially offset by weak stock selection in basic materials.

The Fund seeks to add value primarily through stock selection as opposed to sector selection, market timing, or large factor deviations from the benchmark. We rely on internally-generated fundamental research and employ a disciplined risk/reward framework to identify attractive stocks. We search for investment ideas across a broad universe of potential candidates, ranging in size from small-cap to mega-cap.

During the roughly two month period since investment operation began, we were overweight capital markets and asset management stocks, retailers, and information technology stocks in general. Many stocks in these sectors had underperformed sharply during 2007 as concerns mounted over an economic slowdown and as a result, we felt, offered attractive risk/return profiles. Conversely, we were slightly underweight the basic materials and energy sectors which had been strong performers during 2007 and offered what we believed to be less attractive return potential. The Fund was also primarily invested in large-cap stocks, which we felt offered better return potential relative to small- and mid-cap stocks.

Nuveen Rittenhouse Mid-Cap Growth Fund

The Nuveen Rittenhouse Mid-Cap Growth Fund class A shares at net asset value underperformed both of its comparative indexes during the period since inception through January 31, 2008. The underperformance of the Fund relative to its peers and benchmark relates primarily to stock selection. Specifically, two stocks owned, Scientific Games Corp. and Harman International, experienced sharp declines following the announcement of disappointing earnings and/or guidance. These two stocks account for most of the underperformance and we liquidated our position in both holdings during the period.

The Fund seeks to add value primarily through stock selection as opposed to sector selection, market timing, or large factor deviations from the benchmark. We rely on internally-generated fundamental research and employ a disciplined risk/reward framework to identify attractive stocks. We search for investment ideas across a broad universe of potential candidates, primarily within the $2 billion to $20 billion market cap range. Our

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Semi-Annual Report  l  Page 2

Class A Shares

Cumulative Total Returns as of 1/31/08

Since inception (12/3/07)
Nuveen Rittenhouse Strategic Growth Fund
A Shares at NAV	-7.55%
A Shares at Offer	-12.87%
Lipper Multi-Cap Growth Funds Index[1]	-7.87%
Russell 1000 Growth Index[2]	-7.59%

Nuveen Rittenhouse Mid-Cap Growth Fund
A Shares at NAV	-8.75%
A Shares at Offer	-14.00%
Lipper Mid-Cap Growth Funds Index[3]	-8.04%
Russell Midcap Growth Index[4]	-7.38%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

focus on returns through stock selection led to underperformance during the period for the reasons described previously.

In managing the portfolio we rely on fundamental, bottom-up based research to drive stock selection and rely less on overarching, macro investment themes. We seek to add value primarily through stock selection; however, we will from time-to-time increase or decrease exposure to a given sector(s) based on our fundamental research. During the period, we identified several attractive investment options within the health care sector, which coupled with its defensive nature during periods of market volatility caused us to maintain on overweight position in the sector. Conversely, valuation concerns led us to hold an underweight position within the industrial sector.

1	The Lipper Multi-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Growth Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Mid-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Growth Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Semi-Annual Report    Page 3

Fund Spotlight as of 1/31/08 Nuveen Rittenhouse Strategic Growth Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$18.49	$18.47	$18.47	$18.50
Inception Date	12/03/07	12/03/07	12/03/07	12/03/07

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Cumulative Total Returns as of 1/31/08

A Shares	NAV	Offer
Since Inception	-7.55%	-12.87%

B Shares	w/o CDSC	w/CDSC
Since Inception	-7.65%	-12.27%

C Shares	NAV	w/CDSC
Since Inception	-7.65%	-8.57%

R Shares	NAV
Since Inception	-7.50%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.36%	1.29%	12/03/07
Class B	2.11%	2.04%	12/03/07
Class C	2.11%	2.04%	12/03/07
Class R	1.11%	1.04%	12/03/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, and are estimated for the Fund’s first full fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

Cumulative Total Returns as of 12/31/07

A Shares	NAV	Offer
Since Inception	-0.75%	-6.46%

B Shares	w/o CDSC	w/CDSC
Since Inception	-0.80%	-5.76%

C Shares	NAV	w/CDSC
Since Inception	-0.80%	-1.79%

R Shares	NAV
Since Inception	-0.70%

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	$924
Number of Stocks	67
Top Five Common Stock Holdings[1]
Microsoft Corporation	4.8%
Cisco Systems, Inc.	3.1%
Intel Corporation	2.9%
Google Inc., Class A	2.9%
PepsiCo, Inc.	2.8%

1	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Semi-Annual Report    Page 4

Fund Spotlight as of 1/31/08 Nuveen Rittenhouse Strategic Growth Fund

Industries[1]
Communications Equipment	8.9%
Software	8.7%
Capital Markets	5.2%
Pharmaceuticals	5.2%
Biotechnology	5.0%
Energy Equipment & Services	4.9%
Health Care Equipment & Supplies	4.6%
Machinery	4.5%
Specialty Retail	4.3%
Semiconductors & Equipment	4.0%
Aerospace & Defense	3.9%
Internet Software & Services	3.8%
Beverages	3.8%
Oil, Gas & Consumable Fuels	3.2%
Media	3.1%
Computers & Peripherals	2.8%
Multiline Retail	2.4%
Household Products	2.4%
Personal Products	2.4%
Textiles, Apparel & Luxury Goods	2.3%
Other	14.6%
1	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below reflect only the first 60 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (12/03/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/08)	$924.50	$923.50	$923.50	$925.00	$1,006.01	$1,004.83	$1,004.83	$1,006.40
Expenses Incurred During Period	$1.87	$3.00	$3.00	$1.48	$1.94	$3.12	$3.12	$1.55

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.22%, 1.96%, 1.96% and .97% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 60/365 (to reflect the 60 days in the period since the Fund’s commencement of operations).

Semi-Annual Report    Page 5

Fund Spotlight as of 1/31/08 Nuveen Rittenhouse Mid-Cap Growth Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$18.25	$18.23	$18.23	$18.26
Inception Date	12/03/07	12/03/07	12/03/07	12/03/07

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Cumulative Total Returns as of 1/31/08

A Shares	NAV	Offer
Since Inception	-8.75%	-14.00%

B Shares	w/o CDSC	w/CDSC
Since Inception	-8.85%	-13.41%

C Shares	NAV	w/CDSC
Since Inception	-8.85%	-9.76%

R Shares	NAV
Since Inception	-8.70%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.41%	1.34%	12/03/07
Class B	2.16%	2.09%	12/03/07
Class C	2.16%	2.09%	12/03/07
Class R	1.16%	1.09%	12/03/07

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, and are estimated for the Fund’s first full fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

Cumulative Total Returns as of 12/31/07

A Shares	NAV	Offer
Since Inception	0.20%	-5.56%

B Shares	w/o CDSC	w/CDSC
Since Inception	0.15%	-4.85%

C Shares	NAV	w/CDSC
Since Inception	0.15%	-0.85%

R Shares	NAV
Since Inception	0.25%

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	$912
Number of Stocks	83

Top Five Common Stock Holdings[1]
Weatherford International Ltd	2.3%
International Game Technology	2.1%
Saint Jude Medical Inc.	2.1%
J.C. Penney Company, Inc.	2.1%
Coach, Inc.	2.0%

1	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Semi-Annual Report    Page 6

Fund Spotlight as of 1/31/08 Nuveen Rittenhouse Mid-Cap Growth Fund

Industries[1]
Energy Equipment & Services	8.5%
Health Care Equipment & Supplies	5.1%
Software	5.1%
Capital Markets	5.0%
Electrical Equipment	4.3%
Computers & Peripherals	4.0%
Health Care Providers & Services	3.8%
Oil, Gas & Consumable Fuels	3.8%
Multiline Retail	3.6%
Media	3.4%
Semiconductors & Equipment	3.3%
Machinery	3.2%
Pharmaceuticals	3.2%
Personal Products	3.2%
Biotechnology	3.2%
Aerospace & Defense	2.8%
Specialty Retail	2.6%
Electronic Equipment & Instruments	2.4%
Household Durables	2.4%
Leisure Equipment & Products	2.3%
Hotels, Restaurants & Leisure	2.1%
Textiles, Apparel & Luxury Goods	2.0%
Commercial Services & Supplies	1.7%
Communications Equipment	1.7%
Wireless Telecommunication Services	1.6%
Real Estate	1.4%
Other	14.3%
1	As a percentage of total investments as of January 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below reflect only the first 60 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (12/03/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (1/31/08)	$912.50	$911.50	$911.50	$913.00	$1,005.91	$1,004.72	$1,004.72	$1,006.31
Expenses Incurred During Period	$1.94	$3.08	$3.08	$1.57	$2.04	$3.23	$3.23	$1.64

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.28%, 2.03%, 2.03% and 1.03% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 60/365 (to reflect the 60 days in the period since the Fund’s commencement of operations).

Semi-Annual Report    Page 7

Portfolio of Investments (Unaudited)

Nuveen Rittenhouse Strategic Growth Fund

January 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 98.3%
	Aerospace & Defense – 3.9%

209	BE Aerospace Inc., (2)	$8,069

164	Boeing Company	13,642

192	United Technologies Corporation	14,095
	Total Aerospace & Defense	35,806

	Asset-Backed Securities – 1.2%

269	Lazard Limited	10,631
	Beverages – 3.7%

232	Hansen Natural Corporation, (2)	8,946

371	PepsiCo, Inc.	25,298
	Total Beverages	34,244

	Biotechnology – 4.9%

310	Celgene Corporation, (2)	17,394

345	Gilead Sciences, Inc., (2)	15,763

363	Theravance Inc., (2)	7,162

233	Vertex Pharmaceuticals Inc., (2)	4,744
	Total Biotechnology	45,063

	Capital Markets – 5.1%

122	Bear Stearns Companies Inc.	11,017

141	Legg Mason, Inc.	10,152

198	Lehman Brothers Holdings Inc.	12,706

159	State Street Corporation	13,057
	Total Capital Markets	46,932

	Chemicals – 0.7%

86	Praxair, Inc.	6,958
	Commercial Services & Supplies – 1.1%

320	Cintas Corporation	10,502
	Communications Equipment – 8.7%

1,164	Cisco Systems, Inc., (2)	28,518

858	Corning Incorporated	20,652

420	Juniper Networks Inc., (2)	11,403

474	QUALCOMM Inc.	20,107
	Total Communications Equipment	80,680

	Computers & Peripherals – 2.8%

907	EMC Corporation, (2)	14,394

479	Teradata Corporation, (2)	11,410
	Total Computers & Peripherals	25,804

	Consumer Finance – 2.0%

369	American Express Company	18,199
	Electrical Equipment – 1.2%

201	Rockwell Automation, Inc.	11,461
	Energy Equipment & Services – 4.8%

197	Baker Hughes Incorporated	12,791

476	Nabors Industries Limited, (2)	12,957

8

Shares	Description (1)	Value

	Energy Equipment & Services (continued)

149	Oceaneering International Inc., (2)	$8,579

161	Weatherford International Ltd, (2)	9,951
	Total Energy Equipment & Services	44,278

	Food & Staples Retailing – 1.9%

497	Walgreen Co.	17,450
	Health Care Equipment & Supplies – 4.5%

244	Baxter International Inc.	14,821

315	Covidien Limited	14,058

314	Saint Jude Medical Inc., (2)	12,720
	Total Health Care Equipment & Supplies	41,599

	Health Care Providers & Services – 0.9%

301	Community Health Systems Inc., (2)	9,662
	Hotels, Restaurants & Leisure – 1.9%

232	International Game Technology	9,899

85	Las Vegas Sands Corporation, (2)	7,452
	Total Hotels, Restaurants & Leisure	17,351

	Household Products – 2.4%

334	Procter & Gamble Company	22,027
	Industrial Conglomerates – 1.8%

474	General Electric Company	16,784
	Internet Software & Services – 3.8%

371	F5 Networks, Inc., (2)	8,730

46	Google Inc., Class A, (2)	25,958
	Total Internet Software & Services	34,688

	Machinery – 4.4%

232	Caterpillar Inc.	16,504

157	ITT Industries Inc.	9,331

255	Terex Corporation, (2)	14,984
	Total Machinery	40,819

	Media – 3.1%

660	Comcast Corporation, Class A, (2)	11,986

238	McGraw-Hill Companies, Inc.	10,177

223	Monster Worldwide Inc., (2)	6,211
	Total Media	28,374

	Metals & Mining – 1.5%

94	Allegheny Technologies, Inc.	6,618

77	Freeport-McMoRan Copper & Gold, Inc.	6,855
	Total Metals & Mining	13,473

	Multiline Retail – 2.4%

225	J.C. Penney Company, Inc.	10,667

252	Kohl’s Corporation, (2)	11,501
	Total Multiline Retail	22,168

9

Portfolio of Investments (Unaudited)

Nuveen Rittenhouse Strategic Growth Fund (continued)

January 31, 2008

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 3.2%

286	Chesapeake Energy Corporation	$10,648

150	Total SA, Sponsored ADR	10,917

128	Valero Energy Corporation	7,576
	Total Oil, Gas & Consumable Fuels	29,141

	Personal Products – 2.4%

418	Bare Escentuals, Inc., (2)	9,965

281	Estee Lauder Companies Inc., Class A	11,858
	Total Personal Products	21,823

	Pharmaceuticals – 5.1%

380	Abbott Laboratories	21,394

604	Bristol-Myers Squibb Company	14,007

248	Teva Pharmaceutical Industries Limited	11,418
	Total Pharmaceuticals	46,819

	Semiconductors & Equipment – 4.0%

462	Broadcom Corporation, Class A, (2)	10,201

1,245	Intel Corporation	26,394
	Total Semiconductors & Equipment	36,595

	Software – 8.5%

277	Electronic Arts Inc. (EA), (2)	13,121

1,345	Microsoft Corporation	43,849

1,066	Oracle Corporation, (2)	21,906
	Total Software	78,876

	Specialty Retail – 4.2%

267	Best Buy Co., Inc.	13,032

365	PetSmart Inc.	8,348

746	Staples, Inc.	17,859
	Total Specialty Retail	39,239

	Textiles, Apparel & Luxury Goods – 2.2%

280	Coach, Inc., (2)	8,974

191	Nike, Inc., Class B	11,796
	Total Textiles, Apparel & Luxury Goods	20,770

	Total Investments (cost $976,721) – 98.3%	908,216

	Other Assets Less Liabilities – 1.7%	15,779

	Net Assets – 100%	$923,995

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

10

Portfolio of Investments (Unaudited)

Nuveen Rittenhouse Mid-Cap Growth Fund

January 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 97.2%
	Aerospace & Defense – 2.8%

266	BE Aerospace Inc., (2)	$10,270

236	Rockwell Collins, Inc.	14,915
	Total Aerospace & Defense	25,185

	Airlines – 1.1%

521	AerCap Holdings N.V, (2)	9,618
	Asset-Backed Securities – 1.0%

236	Lazard Limited	9,327
	Beverages – 1.3%

311	Hansen Natural Corporation, (2)	11,992
	Biotechnology – 3.1%

202	Celgene Corporation, (2)	11,334

576	Human Genome Sciences, Inc., (2)	3,214

374	Theravance Inc., (2)	7,379

295	Vertex Pharmaceuticals Inc., (2)	6,006
	Total Biotechnology	27,933

	Capital Markets – 4.9%

110	Bear Stearns Companies Inc.	9,933

158	Legg Mason, Inc.	11,376

419	SEI Investments Company	11,606

138	State Street Corporation	11,333
	Total Capital Markets	44,248

	Chemicals – 1.1%

203	Ecolab Inc.	9,795
	Commercial Services & Supplies – 1.7%

469	Cintas Corporation	15,393
	Communications Equipment – 1.6%

538	Juniper Networks Inc., (2)	14,607
	Computers & Peripherals – 3.9%

347	McAfee Inc., (2)	11,680

503	Network Appliance, Inc., (2)	11,680

520	Teradata Corporation, (2)	12,386
	Total Computers & Peripherals	35,746

	Construction & Engineering – 0.6%

88	Jacobs Engineering Group Inc., (2)	6,727
	Construction Materials – 1.3%

152	Vulcan Materials Company	11,926
	Diversified Financial Services – 1.3%

100	NYMEX Holdings Inc.	11,500
	Electric Utilities – 1.2%

55	Constellation Energy Group	5,168

118	PPL Corporation	5,773
	Total Electric Utilities	10,941

11

Portfolio of Investments (Unaudited)

Nuveen Rittenhouse Mid-Cap Growth Fund (continued)

January 31, 2008

Shares	Description (1)	Value

	Electrical Equipment – 4.2%

269	Cooper Industries, Ltd., Class A, (2)	$11,981

265	Rockwell Automation, Inc.	15,110

239	Thomas & Betts Corporation, (2)	10,815
	Total Electrical Equipment	37,906

	Electronic Equipment & Instruments – 2.4%

161	MEMC Electronic Materials, (2)	11,505

180	Roper Industries Inc.	10,066
	Total Electronic Equipment & Instruments	21,571

	Energy Equipment & Services – 8.3%

64	Diamond Offshore Drilling, Inc.	7,228

312	Grant Prideco Inc., (2)	15,531

576	Nabors Industries Limited, (2)	15,679

110	National-Oilwell Varco Inc., (2)	6,625

172	Oceaneering International Inc., (2)	9,904

335	Weatherford International Ltd, (2)	20,707
	Total Energy Equipment & Services	75,674

	Food Products – 0.4%

83	General Mills, Inc.	4,533
	Health Care Equipment & Supplies – 5.0%

177	Beckman Coulter, Inc.	11,771

337	Covidien Limited	15,040

453	Saint Jude Medical Inc., (2)	18,351
	Total Health Care Equipment & Supplies	45,162

	Health Care Providers & Services – 3.7%

329	Community Health Systems Inc., (2)	10,561

96	Humana Inc., (2)	7,709

213	Laboratory Corporation of America Holdings, (2)	15,736
	Total Health Care Providers & Services	34,006

	Hotels, Restaurants & Leisure – 2.0%

435	International Game Technology	18,561
	Household Durables – 2.3%

467	Newell Rubbermaid Inc.	11,264

607	Take-Two Interactive Software, Inc., (2)	9,979
	Total Household Durables	21,243

	Independent Power Producers & Energy Traders – 0.9%

275	AES Corporation, (2)	5,247

83	NRG Energy Inc., (2)	3,203
	Total Independent Power Producers & Energy Traders	8,450

	Internet Software & Services – 1.3%

495	F5 Networks, Inc., (2)	11,647
	IT Services – 0.9%

256	Paychex, Inc.	8,376

12

Shares	Description (1)	Value

	Leisure Equipment & Products – 2.2%

245	Marvel Entertainment Inc., (2)	$6,909

626	Mattel, Inc.	13,152
	Total Leisure Equipment & Products	20,061

	Machinery – 3.1%

217	ITT Industries Inc.	12,896

264	Terex Corporation, (2)	15,513
	Total Machinery	28,409

	Media – 3.3%

511	Discovery Holding Company, Series A, (2)	11,865

244	McGraw-Hill Companies, Inc.	10,433

267	Monster Worldwide Inc., (2)	7,436
	Total Media	29,734

	Metals & Mining – 1.3%

164	Allegheny Technologies, Inc.	11,546
	Multiline Retail – 3.5%

385	J.C. Penney Company, Inc.	18,253

294	Kohl’s Corporation, (2)	13,418
	Total Multiline Retail	31,671

	Oil, Gas & Consumable Fuels – 3.7%

449	Chesapeake Energy Corporation	16,716

134	Peabody Energy Corporation	7,239

251	Tesoro Petroleum Corporation	9,802
	Total Oil, Gas & Consumable Fuels	33,757

	Personal Products – 3.1%

594	Bare Escentuals, Inc., (2)	14,161

334	Estee Lauder Companies Inc., Class A	14,095
	Total Personal Products	28,256

	Pharmaceuticals – 3.1%

204	Allergan, Inc.	13,707

279	Barr Laboratories Inc., (2)	14,561
	Total Pharmaceuticals	28,268

	Real Estate – 1.3%

54	General Growth Properties Inc.	1,972

32	Macerich Company	2,188

92	ProLogis	5,460

57	Ventas Inc.	2,519
	Total Real Estate	12,139

	Semiconductors & Equipment – 3.2%

430	Broadcom Corporation, Class A, (2)	9,494

295	Microchip Technology Incorporated	9,413

428	NVIDIA Corporation, (2)	10,525
	Total Semiconductors & Equipment	29,432

13

Portfolio of Investments (Unaudited)

Nuveen Rittenhouse Mid-Cap Growth Fund (continued)

January 31, 2008

Shares	Description (1)	Value

	Software – 4.9%

329	Autodesk, Inc., (2)	$13,538

423	BMC Software, Inc., (2)	13,553

379	Electronic Arts Inc. (EA), (2)	17,953
	Total Software	45,044

	Specialty Retail – 2.6%

492	PetSmart Inc.	11,252

506	Staples, Inc.	12,114
	Total Specialty Retail	23,366

	Textiles, Apparel & Luxury Goods – 2.0%

563	Coach, Inc., (2)	18,044
	Wireless Telecommunication Services – 1.6%

176	American Tower Corporation, (2)	6,605

83	Crown Castle International Corporation, (2)	3,004

73	NII Holdings Inc., Class B, (2)	3,114

53	SBA Communications Corporation, (2)	1,569
	Total Wireless Telecommunication Services	14,292

	Total Investments (cost $951,999) – 97.2%	886,086

	Other Assets Less Liabilities – 2.8%	25,919

	Net Assets – 100%	$912,005

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

14

Statement of Assets and Liabilities (Unaudited)

January 31, 2008

	Rittenhouse Strategic Growth	Rittenhouse Mid-Cap Growth
Assets
Investments, at value (cost $976,721 and $951,999, respectively)	$908,216	$886,086
Cash	22,040	19,380
Receivables:
Dividends	736	255
From Adviser	4,588	4,532
Investments sold	9,578	38,822
Total assets	945,158	949,075
Liabilities
Payables for investments purchased	9,965	26,321
Accrued expenses:
12b-1 distribution and service fees	890	440
Other	10,308	10,309
Total liabilities	21,163	37,070
Net assets	$923,995	$912,005
Class A Shares
Net assets	$231,118	$228,119
Shares outstanding	12,500	12,500
Net asset value per share	$18.49	$18.25
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$19.62	$19.36
Class B Shares
Net assets	$230,832	$227,837
Shares outstanding	12,500	12,500
Net asset value and offering price per share	$18.47	$18.23
Class C Shares
Net assets	$230,832	$227,837
Shares outstanding	12,500	12,500
Net asset value and offering price per share	$18.47	$18.23
Class R Shares
Net assets	$231,213	$228,212
Shares outstanding	12,500	12,500
Net asset value and offering price per share	$18.50	$18.26

Net Assets Consist of:
Capital paid-in	$1,000,000	$1,000,000
Undistributed net investment income (loss)	(661)	(1,384)
Accumulated net realized gain (loss) from investments	(6,839)	(20,698)
Net unrealized appreciation (depreciation) of investments	(68,505)	(65,913)
Net assets	$923,995	$912,005

See accompanying notes to financial statements.

15

Statement of Operations (Unaudited)

For the period December 3, 2007 (commencement of operations) through January 31, 2008

	Rittenhouse Strategic Growth	Rittenhouse Mid-Cap Growth
Dividend and Interest Income	$1,764	$1,140
Expenses
Management fees	1,226	1,303
12b-1 service fees – Class A	99	99
12b-1 distribution and service fees – Class B	396	395
12b-1 distribution and service fees – Class C	396	395
Shareholders’ servicing agent fees and expenses	47	47
Custodian’s fees and expenses	1,084	1,060
Trustees’ fees and expenses	16	16
Professional fees	1,272	1,272
Shareholders’ reports – printing and mailing expenses	7,965	7,965
Other expenses	186	186
Total expenses before custodian fee credit and expense reimbursement	12,687	12,738
Custodian fee credit	(84)	(60)
Expense reimbursement	(10,178)	(10,154)
Net expenses	2,425	2,524
Net investment income (loss)	(661)	(1,384)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(6,839)	(20,698)
Change in net unrealized appreciation (depreciation) of investments	(68,505)	(65,913)
Net realized and unrealized gain (loss)	(75,344)	(86,611)
Net increase (decrease) in net assets from operations	$(76,005)	$(87,995)

See accompanying notes to financial statements.

16

Statement of Changes in Net Assets (Unaudited)

For the period December 3, 2007 (commencement of operations) through January 31, 2008

	Rittenhouse Strategic Growth	Rittenhouse Mid-Cap Growth
Operations
Net investment income (loss)	$(661)	$(1,384)
Net realized gain (loss) from investments	(6,839)	(20,698)
Change in net unrealized appreciation (depreciation) of investments	(68,505)	(65,913)
Net increase (decrease) in net assets from operations	(76,005)	(87,995)
Fund Share Transactions
Proceeds from sale of shares	1,000,000	1,000,000
Net increase (decrease) in net assets from Fund share transactions	1,000,000	1,000,000
Net increase (decrease) in net assets	923,995	912,005
Net assets at the beginning of period	—	—
Net assets at the end of period	$923,995	$912,005
Undistributed net investment income (loss) at the end of period	$(661)	$(1,384)

See accompanying notes to financial statements.

17

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Rittenhouse Strategic Growth Fund (“Rittenhouse Strategic Growth”) and Nuveen Rittenhouse Mid-Cap Growth Fund (“Rittenhouse Mid-Cap Growth”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Rittenhouse Strategic Growth ordinarily invests in equity securities of companies with varied market capitalizations in an attempt to provide long-term capital appreciation.

Rittenhouse Mid-Cap Growth ordinarily invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Mid-Cap Growth Index in an attempt to provide long-term capital appreciation.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. If it is determined that the market price for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Effective January 31, 2008, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e. greater than 50-percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze the open tax year, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds’ net assets or results of operations as of and during the period December 3, 2007 (commencement of operations) through January 31, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares, however the Funds will issue Class B Shares only upon exchange of Class B Shares from another Nuveen fund or for purposes of dividend reinvestment. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a ..75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments

The Funds are authorized to invest in certain derivative financial instruments, including options, futures and swap contracts. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period December 3, 2007 (commencement of operations) through January 31, 2008.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	Rittenhouse Strategic Growth		Rittenhouse Mid-Cap Growth
	For the Period 12/3/07 (commencement of operations) through 1/31/08		For the Period 12/3/07 (commencement of operations) through 1/31/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	12,500	$250,000	12,500	$250,000
Class B	12,500	250,000	12,500	250,000
Class C	12,500	250,000	12,500	250,000
Class R	12,500	250,000	12,500	250,000
Net increase	50,000	$1,000,000	50,000	$1,000,000

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Notes to Financial Statements (Unaudited) (continued)

3. Investment Transactions

Purchases and sales (excluding short-term investments) during the period December 3, 2007 (commencement of operations) through January 31, 2008, were as follows:

	Rittenhouse Strategic Growth	Rittenhouse Mid-Cap Growth
Purchases	$1,073,526	$1,084,904
Sales	89,966	112,208

4. Income Tax Information

The following information is determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

At January 31, 2008, the cost of investments was as follows:

	Rittenhouse Strategic Growth	Rittenhouse Mid-Cap Growth
Cost of investments	$976,721	$951,999

Gross unrealized appreciation and gross unrealized depreciation of investments at January 31, 2008, were as follows:

	Rittenhouse Strategic Growth	Rittenhouse Mid-Cap Growth
Gross unrealized:
Appreciation	$9,722	$11,227
Depreciation	(78,227)	(77,140)
Net unrealized appreciation (depreciation) of investments	$(68,505)	$(65,913)

During the period December 3, 2007 (commencement of operations) through January 31, 2008, the Funds made no distributions to their shareholders.

5. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Rittenhouse Strategic Growth Fund-Level Fee Rate	Rittenhouse Mid-Cap Growth Fund-Level Fee Rate
For the first $125 million	.5900%	.6400%
For the next $125 million	.5775	.6275
For the next $250 million	.5650	.6150
For the next $500 million	.5525	.6025
For the next $1 billion	.5400	.5900
For net assets over $2 billion	.5150	.5650

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of January 31, 2008, the complex-level fee rate was .1847%.

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The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (‘‘Managed Assets’’ means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Rittenhouse Asset Management, Inc. (“Rittenhouse”), a wholly owned subsidiary of Nuveen. Rittenhouse is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses of Rittenhouse Strategic Growth and Rittenhouse Mid-Cap Growth through November 30, 2010, in order to prevent total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) from exceeding 1.04% and 1.09% of the average daily net assets of Rittenhouse Strategic Growth and Rittenhouse Mid-Cap Growth, respectively, and from exceeding 1.29% and 1.34%, respectively, after November 30, 2010.

The Adviser may also voluntarily reimburse additional expenses from time to time in either of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trusts pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At January 31, 2008, Nuveen owned all shares of each class of the Funds.

During the period December 3, 2007 (commencement of operations) through January 31, 2008, Nuveen Investments, LLC, a wholly owned subsidiary of Nuveen, retained all 12b-1 fees.

6. New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of January 31, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period. As the Trust was established prior to November 15, 2007, each Fund in the Trust will include SFAS No. 157 disclosures in the Trust’s interim report filed with the SEC as of April 30, 2008.

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Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations				Less Distributions					Ratios/Supplemental Data
RITTENHOUSE STRATEGIC GROWTH												Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/07)
2008(e)	$20.00	$—	**	$(1.51)	$(1.51)	$—	$—	$—	$18.49	(7.55)%	$231	7.69	%*	(6.58	)%*	1.27	%*	(.16	)%*	1.22	%*	(.11	)%*	10%
Class B (12/07)
2008(e)	20.00	(.03)		(1.50)	(1.53)	—	—	—	18.47	(7.65)	231	8.43	*	(7.32	)*	2.02	*	(.91	)*	1.96	*	(.85	)*	10
Class C (12/07)
2008(e)	20.00	(.03)		(1.50)	(1.53)	—	—	—	18.47	(7.65)	231	8.43	*	(7.32	)*	2.02	*	(.91	)*	1.96	*	(.85	)*	10
Class R (12/07)
2008(e)	20.00	—	**	(1.50)	(1.50)	—	—	—	18.50	(7.50)	231	7.44	*	(6.32	)*	1.02	*	.09	*	.97	*	.14	*	10

*	Annualized.
**	Net Investment Income (Loss) rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 3, 2007 (commencement of operations) through January 31, 2008.

See accompanying notes to financial statements.

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Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
RITTENHOUSE MID-CAP GROWTH											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/07)
2008(e)	$20.00	$(.02)	$(1.73)	$(1.75)	$—	$—	$—	$18.25	(8.75)%	$228	7.73	%*	(7.01	)%*	1.32	%*	(.60	)%*	1.28	%*	(.56	)%*	12%
Class B (12/07)
2008(e)	20.00	(.04)	(1.73)	(1.77)	—	—	—	18.23	(8.85)	228	8.48	*	(7.76	)*	2.07	*	(1.35	)*	2.03	*	(1.31	)*	12
Class C (12/07)
2008(e)	20.00	(.04)	(1.73)	(1.77)	—	—	—	18.23	(8.85)	228	8.48	*	(7.76	)*	2.07	*	(1.35	)*	2.03	*	(1.31	)*	12
Class R (12/07)
2008(e)	20.00	(.01)	(1.73)	(1.74)	—	—	—	18.26	(8.70)	228	7.48	*	(6.76	)*	1.07	*	(.35	)*	1.03	*	(.31	)*	12

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 3, 2007 (commencement of operations) through January 31, 2008.

See accompanying notes to financial statements.

23

Annual Investment Management Agreement Approval Process

The Board Members are responsible for approving advisory arrangements for the Funds. At a meeting held on November 13-15, 2007 (the “Meeting”), the Board Members, including the Independent Board Members, unanimously approved the investment management agreement (each, an “Investment Management Agreement”) between each Fund and Nuveen Asset Management (“NAM”) and the investment sub-advisory agreement (each, a “Sub-Advisory Agreement”) between NAM and Rittenhouse Asset Management, Inc. (“Rittenhouse”). Rittenhouse is the “Sub-Adviser” and the Sub-Adviser and NAM are each hereafter a “Fund Adviser.”

Earlier in the year, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm (the “Transaction”). In connection with the approval or renewal of the advisory arrangements for other Nuveen funds, the Board Members during the year received information and held several meetings regarding the Transaction and its impact on Nuveen, including on the provision of services by NAM and its affiliates. The Transaction was consummated on November 13, 2007. The Board Members’ considerations regarding the Transaction continue to be relevant with respect to the evaluation of the Investment Management Agreements and Sub-Advisory Agreements for the Funds. Accordingly, the Board Members considered the foregoing, including their deliberations regarding the expected impact of the Transaction on the provision of services by NAM and its affiliates (including the Sub-Adviser), as part of its considerations of the Investment Management Agreements and Sub-Advisory Agreements for the Funds.

To assist the Board in its evaluation of an advisory contract with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the applicable Fund’s investment strategy;

•	the performance record of certain investment strategies (as described below);

•	the profitability of Nuveen (which incorporated Nuveen’s wholly-owned subsidiaries);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable, unaffiliated funds;

•	the expected expenses of each Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable, unaffiliated funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, NAM made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Board Members considered the advisory agreement and sub-advisory agreement with the respective Fund Adviser for the applicable Fund. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the performance of certain investment strategies, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized as a Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

In reviewing the Fund Advisers, the Board Members considered the nature, extent and quality of the respective Fund Adviser’s services. As NAM and Rittenhouse already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Board Members rely upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Investment Management Agreements and Sub-Advisory Agreements.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that each such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Funds; and the experience of the respective Fund Adviser with applicable investment strategies. The Board Members further evaluated the professional experience, qualifications and credentials of the Fund Adviser’s personnel.

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In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM is expected to provide the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment management services, NAM and its affiliates will provide the Funds with a wide range of services, including, among other things: product management; preparing shareholder reports; providing daily accounting; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other fund administrative tasks necessary for the operation of the Funds (such as tax reporting and fulfilling regulatory filing requirements, compliance functions and monitoring and overseeing any sub-adviser).

With respect to evaluating the services of the Sub-Adviser, the Independent Board Members noted that each Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services expected to be provided to the respective Fund under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were sufficient.

B. Investment Performance

Each Fund is new and therefore does not have its own performance history. The Independent Board Members, however, did receive certain performance information regarding the investment strategy for the Nuveen Rittenhouse Strategic Growth Fund. More specifically, with respect to such Fund, the Board Members received, among other things, performance information for the Rittenhouse strategic growth investment strategy for rolling 12-month periods beginning with the 12-month period from December 31, 2005 to December 31, 2006, and ending with the 12-month period from June 30, 2006 to June 30, 2007.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that a Fund was expected to bear, the Board Members considered, among other things, the respective Fund’s proposed management fee structure, its sub-advisory fee arrangement and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds. In this regard, the Board Members also considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled “Economies of Scale and Whether Fee Levels Reflect These Economies of Scale.”

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees NAM assesses to other clients of Nuveen or its affiliates, including separately managed accounts. With respect to separately managed accounts, the advisory fees charged to such separately managed accounts are generally lower than those charged to comparable funds. The Board Members have recognized, however, the additional services that are provided (as described above) and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. These services are generally not required to the same extent, if at all, for separate accounts. Accordingly, the Independent Board Members have noted that the nature and number of services provided to operate a fund merit the higher fees than those assessed to the separately managed accounts.

In considering the advisory fees of the Sub-Adviser, the Board Members are familiar with the pricing schedule the Sub-Adviser charges for similar investment management services for other Nuveen funds and other fund sponsors or clients.

3. Profitability

In conjunction with its review of fees at prior meetings, the Board Members have considered the profitability of Nuveen for advisory activities (which incorporated Nuveen’s wholly-owned subsidiaries). At the Meeting or prior meetings, the Board Members reviewed Nuveen’s revenues, expenses and profitability margins for advisory activities (on both a pre-tax and after-tax basis) and the methodology used to determine profitability. The Board Members have reviewed data comparing Nuveen’s profitability with other investment management companies prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Board Members have recognized the inherent limitations in determining profitability as well as the difficulty in comparing the profitability of other unaffiliated advisers. The Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members have noted the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. The Board Members further received the 2006 Annual Report for Nuveen Investments as well as its quarterly report

25

Annual Investment Management Agreement Approval Process (continued)

ending September 30, 2007. As noted below, the Board Members also recognized the recent changes to the complex-wide fee breakpoint schedule that went into effect August 20, 2007. The Board Members further noted that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability for its advisory services (which includes its affiliated sub-advisers). Based on their review, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Board Members also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of each Fund, the Board Members determined that the advisory fees and expected expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

In reviewing compensation, the Board Members have long understood the benefits of economies of scale as the assets of a fund grow and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Board Members received and reviewed the schedule of proposed advisory fees for the Funds, including fund-level breakpoints thereto. In addition to advisory fee breakpoints, the Board had also approved a complex-wide fee arrangement that was introduced on August 1, 2004 and modified in August 2007 to generate additional fee savings. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. Based on their review, the Board Members concluded that the applicable breakpoint schedules and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders of the Funds.

E. Indirect Benefits

In evaluating fees, the Board Members also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Board Members considered, among other things, that an affiliate of NAM will provide distribution and shareholder services to the Funds and will therefore receive sales charges as well as distribution and shareholder servicing fees pursuant to a Rule 12b-1 plan.

In addition to the above, the Board Members considered whether the Fund Adviser will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. The Board Members also considered the soft dollar arrangements of the Sub-Adviser. The Board Members have noted that the Sub-Adviser may benefit from soft dollar arrangements pursuant to which it may receive research from brokers that execute the applicable Fund’s portfolio transactions.

Based on their review, the Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Approval

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the respective Investment Management Agreements and Sub-Advisory Agreements were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the applicable Fund and that the respective Investment Management Agreements and Sub-Advisory Agreements should be and were approved on behalf of the Funds.

26

Notes

27

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

28

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Rittenhouse Asset Management, Inc. Five Radnor Corporate Center Radnor, PA 19087	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Nuveen Funds’ Quarterly Portfolio of Investments and Proxy Voting Information: Each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

29

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $164 billion in assets as of December 31, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

MSA-RSMC-0108D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants

Not applicable to this registrant.

Item 6. Schedule of Investments

See Portfolio of Investments in Item 1

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date April 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date April 9, 2008

By	(Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date April 9, 2008

*	Print the name and title of each signing officer under his or her signature.